UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the

Securities Exchange Act of 1934

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☐	Preliminary Information Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
☒	Definitive Information Statement

CANNASSIST INTERNATIONAL CORP.

(Name of Registrant As Specified In Its Charter)

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(1)	Title of each class of securities to which transaction applies:
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DEFINITIVE INFORMATION STATEMENT DATED SEPTEMBER 8, 2021

CANNASSIST INTERNATIONAL CORP.

855 SOUTH MISSION AVENUE, SUITE #K400, FALLBROOK CA 92028

NOTICE OF ACTION BY WRITTEN CONSENT OF STOCKHOLDERS

TO THE STOCKHOLDERS OF CANNASSIST INTERNATIONAL CORP.:

NOTICE IS HEREBY GIVEN that, on July 24, 2021, the holders of more than a majority of the outstanding common stock of CannAssist International Corp., a Delaware corporation (“CANNASSIST,” the “Company,” “we” or “us”), approved the following actions without a meeting of stockholders in accordance with the Delaware General Corporation Law:

•	An amendment to our Certificate of Incorporation, as amended, to effect a change in the Company’s name from CannAssist International Corp. to “The Electronic Servitor Publication Network, Inc.” (the “Name Change”); and

•	Appointment of Jonathan Sweetser to our Board of Directors (the “Director Appointment”).

WE ARE NOT ASKING YOU FOR A PROXY

AND YOU ARE REQUESTED NOT TO SEND US A PROXY

No action is required by you. Pursuant to Rule 14(c)-2 under the Securities Exchange Act of 1934, as amended, the proposals will not be adopted until a date at least twenty (20) days after the date the definitive Information Statement has been mailed to our stockholders. This Information Statement is first mailed to you on or about September 8, 2021. We anticipate that the actions contemplated herein will be effected on or about the close of business on September 28, 2021.

The accompanying Information Statement is being provided to you for informational purposes only to comply with requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and constitutes the notice of corporate action without a meeting by less than unanimous consent of the Company’s stockholders required by the Company’s Bylaws. You are urged to read the Information Statement carefully in its entirety. However, no action is required on your part in connection with the Name Change or the Director Appointment since no meeting of the Company’s stockholders will be held or proxies or consents solicited from the Company’s stockholders in connection with these matters because the requisite approval of the Name Change and the Director Appointment have been secured by means of the written consent of the holders of a majority of the outstanding shares of voting stock of the Company.

This Information Statement is first being sent on or about September 8, to the Company’s stockholders.

We have asked or will ask brokers and other custodians, nominees and fiduciaries to forward this Information Statement to the beneficial owners of our common stock held of record by such persons

By Order of the Board of Directors,
/s/ Mark Palumbo
Mark Palumbo
Chief Executive Officer and Chief Financial Officer

September 8, 2021

This Information Statement Is Being Provided to You

By the Board of Directors of the Company.

Information Statement pursuant to Section 14c of the Securities Exchange

Act of 1934 and Rule 14c-1 et seq and Notice of Actions

Taken by Written Consent of the Stockholders

CANNASSIST INTERNATIONAL CORP.

855 SOUTH MISSION AVENUE, SUITE #K400, FALLBROOK CA 92028

INFORMATION STATEMENT

September 8, 2021

THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS’

MEETING WILL BE HELD TO CONSIDER THE MATTERS DESCRIBED HEREIN.

INTRODUCTION

This information statement on Schedule 14C (this “Information Statement”) is first being sent on or about September 8, 2021 to the holders of record as of the close of business on August 30, 2021 (the “Record Date”), of shares of common stock, $0.0001 par value per share (the “Common Stock”), of CannAssist International Corp., a Delaware corporation (“CannAssist,” “the Company,” “we” or “us”).

This Information Statement is to notify such stockholders that, on July 24, 2021, we received the approval, via a written consent in lieu of a meeting of stockholders, of the holders of a majority of our outstanding voting stock (the “Consenting Stockholders”), representing approximately 60% of the outstanding shares of our voting stock on the Record Date, approving the following:

•	An amendment to our Certificate of Incorporation, as amended, to effect a change in the Company’s name from CannAssist International Corp. to The Electronic Servitor Publication Network Inc. (the “Name Change”); and

•	Appointment of Jonathan Sweetser to our Board of Directors (the “Director Appointment”).

As previously announced in the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission (the “SEC”) on July 28, 2021 (the “July Form 8-K”), and as is described in additional detail under the section entitled the “Change in Control,” effective as of July 23, 2021, the Company and/or its affiliates entered into the following transactions:

Forty 7 Select Holdings LLC, the majority shareholder of the Company, and Jonathan Sweetser entered into a Change-in-Control Agreement pursuant to which Forty 7 Select Holdings LLC shall transfer all of its 1,000 shares of Series A Preferred Stock (representing 100% of the issued and outstanding Series A Preferred Stock), of CannAssist International Corp. (the “Company”) to Jonathan Sweetser in a private transaction (the “Change-in-Control”) at Closing. The Series A Preferred Stock provides the holder thereof the right to vote 60% of the Company’s voting shares on any and all shareholder matters and thereby constituted a change of control of the Company;

The Company entered into a Technology License Agreement (the “License Agreement”) with Phitech Management, LLC, an entity controlled by Jonathan Sweetser (“Licensor”), whereby, at Closing, the Licensor shall grant to the Company an exclusive worldwide license (the “License”) to use, market, promote and distribute certain technology related to Electronic Sports Gaming, related patent applications, related trade-secrets and associated knowhow, including methods, techniques, specifications, procedures, information, systems, knowledge and business processes required to practice and carry on business in the field of data collection, security and management (the “Technology”). The initial term of the License is 10-years (the “Initial Term”) and shall automatically be renewed for successive 1-year terms (each, a “Renewal Term”) unless the Company elects to terminate the License by giving 30 days’ written notice prior to commencement of a Renewal Term. In exchange for the License of the Technology, the Company shall issue to the Licensor 10,000,000 restricted shares of its common stock (which is an amount equal to $2,500,000 divided by $0.25, which was the closing market price of the Company’s common stock on the trading day prior to the effective date of the License Agreement); and

The Company and Mark Palumbo entered into an agreement (the “Spin-Off Agreement”) whereby the Company, at Closing, shall transfer 100% of the issued and outstanding membership units of Xceptor LLC, an entity that was a wholly-owned subsidiary of the Company, to Mark Palumbo for nominal consideration as part of the Change-in-Control (the “Spin-Off”). Furthermore, at the Closing, that certain Technology License Agreement entered into by and between the Company and Mark Palumbo dated April 29, 2019 (the “Palumbo License Agreement”) shall be terminated and the Company shall assign all rights to the underlying Intellectual Property (as defined in the Palumbo License Agreement) to Mark Palumbo.

As a result of the Change-in-Control, and the transactions contemplated thereby, the business of the Company shall change to focus on Electronic Sports Gaming technology and the development of related infrastructure.

The Name Change and the Director Appointment (collectively, the “Proposals”) had previously been approved by our Board of Directors on July 23, 2021 in connection with the approval of the Change-in-Control. The Company’s shareholders were not asked to approve the Change-in-Control, and related transactions, however, the Proposals are being undertaken in connection with the Change-in-Control, and related transactions, and the consummation of the Change-in-Control, and related transactions, is conditioned on approval of the Proposals, and thus the Company is providing certain information regarding the Change-in-Control, and related transactions.

A copy of the Amendment to our Certificate of Incorporation, as amended, to be filed with the Secretary of State of Delaware is attached hereto as Appendix “A” (the “Amendment”).

A copy of the License Agreement is attached hereto as Appendix “B.”

A copy of the Spin-Off Agreement is attached hereto as Appendix “C.”

A copy of the Company’s Annual Report on Form 10-K for the year ending December 31, 2020 is attached hereto as Appendix “D.”

This Information Statement is first being mailed or furnished to our stockholders on or about September 8, 2021. The Proposals, and thus the consummation of the Change-in-Control, and related transactions, will not occur until at least 20 days after such date.

Our Board of Directors has determined that our stockholders ARE NOT REQUIRED to return their certificates to have them re-issued by our Transfer Agent.

This Information Statement is being provided to you pursuant to Rule 14c-2 under the Securities Exchange Act of 1934, as amended. It contains a description of the Proposals, as well as summary information regarding the transactions covered by the Information Statement. We encourage you to read the Information Statement thoroughly. You may also obtain information about us from publicly available documents filed with the SEC.

Stockholders will not be entitled to any rights of appraisal under Delaware law or otherwise with respect to the approval and implementation of the Proposals.

WE ARE NOT ASKING YOU FOR A PROXY AND

YOU ARE REQUESTED NOT TO SEND US A PROXY

SUMMARY TERM SHEET

The purpose of the Proposals is to effect the Amendment, upon which the Change-in-Control and the transactions contemplated thereby are conditioned upon. As stated above and described in more detail supra, following the filing of the Amendment and the consummation of the Change-in-Control, and the transactions contemplated thereby, the business of the Company will change to focus on Electronic Sports Gaming technology and the development of related infrastructure. Following is a Summary Term Sheet regarding the Change-in-Control and the transactions contemplated thereby.

Parties to the Change-in-Control:	Jonathan Sweetser, an individual

CannAssist International Corp., a Delaware corporation Mark Palumbo, officer, director and shareholder of the Company Forty 7 Select Holdings LLC, the majority shareholder of the Company

Change-in-Control:

Effective as of July 23, 2021, Forty 7 Select Holdings LLC, the majority shareholder of the Company, and Jonathan Sweetser entered into a Change-in-Control Agreement pursuant to which, at the Closing, Forty 7 Select Holdings LLC shall transfer all of its 1,000 shares of Series A Preferred Stock (representing 100% of the issued and outstanding Series A Preferred Stock), of CannAssist International Corp. (the “Company”) to Jonathan Sweetser in a private transaction (the “Change-in-Control”). The Series A Preferred Stock provides the holder thereof the right to vote 60% of the Company’s voting shares on any and all shareholder matters and thereby constituted a change of control of the Company.

License Agreement:

Effective as of July 23, 2021, the Company entered into a Technology License Agreement (the “License Agreement”) with Phitech Management, LLC, an entity controlled by Jonathan Sweetser (“Licensor”), whereby, at Closing, the Licensor shall grant to the Company an exclusive worldwide license (the “License”) to use, market, promote and distribute certain technology related to Electronic Sports Gaming, related patent applications, related trade-secrets and associated knowhow, including methods, techniques, specifications, procedures, information, systems, knowledge and business processes required to practice and carry on business in the field of data collection, security and management (the “Technology”). The initial term of the License is 10-years (the “Initial Term”) and shall automatically be renewed for successive 1-year terms (each, a “Renewal Term”) unless the Company elects to terminate the License by giving 30 days’ written notice prior to commencement of a Renewal Term. In exchange for the License of the Technology, the Company shall issue to the Licensor 10,000,000 restricted shares of its common stock (which is an amount equal to $2,500,000 divided by $0.25, which was the closing market price of the Company’s common stock on the trading day prior to the effective date of the License Agreement).

Spin-Off:

Effective as of July 23, 2021, the Company and Mark Palumbo entered into an agreement (the “Spin-Off Agreement”) whereby, at the Closing, the Company shall transfer 100% of the issued and outstanding membership units of Xceptor LLC, an entity that was a wholly-owned subsidiary of the Company, to Mark Palumbo for nominal consideration as a condition of the Change-in-Control (the “Spin-Off”). Furthermore, at the Closing, that certain Technology License Agreement entered into by and between the Company and Mark Palumbo dated April 29, 2019 (the “Palumbo License Agreement”) shall be terminated and the Company shall assign all rights to the underlying Intellectual Property (as defined in the Palumbo License Agreement) to Mark Palumbo. As a result of the Change-in-Control, and the transactions contemplated thereby, the business of the Company shall change to focus on Electronic Sports Gaming technology and the development of related infrastructure.

Name Change:	At the Closing, our Certificate of Incorporation shall be amended to effect a change in the Company’s name from CannAssist International Corp. to The Electronic Servitor Publication Network Inc. (the “Name Change”);

Appointments and Resignations:	At the Closing: (1) Mark Palumbo shall resign as the Company’s Chief Executive Officer, Chief Financial Officer, Treasurer, Secretary and sole Director; (2) Marla Palumbo shall resign as the President of the Company; and (3) Jonathan Sweetser shall be appointed as the Company’s Chief Executive Officer, Chief Financial Officer, Treasurer, Secretary and sole Director.

APPROVAL OF THE AMENDMENT TO THE ARTICLES OF INCORPORATION

REQUIRED VOTE; OUTSTANDING SHARES AND VOTING RIGHTS

Outstanding Securities

As of the Record Date, we had issued and outstanding 11,416,001 shares of Common Stock, held by approximately 69 stockholders of record, and 1,000 shares of Series A Preferred Stock, held by one shareholder, constituting the Company’s only outstanding classes of securities entitled to vote on the Proposals.

As previously announced in the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission (the “SEC”) on July 28, 2021 (the “July Form 8-K”), and as is described in additional detail under the section entitled the “Change in Control,” effective as of July 23, 2021, the Company and/or its affiliates entered into the following transactions:

Forty 7 Select Holdings LLC, the majority shareholder of the Company, and Jonathan Sweetser entered into a Change-in-Control Agreement pursuant to which Forty 7 Select Holdings LLC shall transfer all of its 1,000 shares of Series A Preferred Stock (representing 100% of the issued and outstanding Series A Preferred Stock), of CannAssist International Corp. (the “Company”) to Jonathan Sweetser in a private transaction (the “Change-in-Control”) at Closing. The Series A Preferred Stock provides the holder thereof the right to vote 60% of the Company’s voting shares on any and all shareholder matters and thereby constituted a change of control of the Company;

The Company entered into a Technology License Agreement (the “License Agreement”) with Phitech Management, LLC, an entity controlled by Jonathan Sweetser (“Licensor”), whereby, at Closing, the Licensor shall grant to the Company an exclusive worldwide license (the “License”) to use, market, promote and distribute certain technology related to Electronic Sports Gaming, related patent applications, related trade-secrets and associated knowhow, including methods, techniques, specifications, procedures, information, systems, knowledge and business processes required to practice and carry on business in the field of data collection, security and management (the “Technology”). The initial term of the License is 10-years (the “Initial Term”) and shall automatically be renewed for successive 1-year terms (each, a “Renewal Term”) unless the Company elects to terminate the License by giving 30 days’ written notice prior to commencement of a Renewal Term. In exchange for the License of the Technology, the Company shall issue to the Licensor 10,000,000 restricted shares of its common stock (which is an amount equal to $2,500,000 divided by $0.25, which was the closing market price of the Company’s common stock on the trading day prior to the effective date of the License Agreement); and

The Company and Mark Palumbo entered into an agreement (the “Spin-Off Agreement”) whereby the Company, at Closing, shall transfer 100% of the issued and outstanding membership units of Xceptor LLC, an entity that was a wholly-owned subsidiary of the Company, to Mark Palumbo for nominal consideration as part of the Change-in-Control (the “Spin-Off”). Furthermore, at the Closing, that certain Technology License Agreement entered into by and between the Company and Mark Palumbo dated April 29, 2019 (the “Palumbo License Agreement”) shall be terminated and the Company shall assign all rights to the underlying Intellectual Property (as defined in the Palumbo License Agreement) to Mark Palumbo.

As a result of the Change-in-Control, and the transactions contemplated thereby, the business of the Company shall change to focus on Electronic Sports Gaming technology and the development of related infrastructure, as described in more detail supra.

The Company determined that in order to effectuate the Change-in-Control, and related transactions, it was necessary to effectuate the Name Change and the Director Appointment. In order to effect the Change-in-Control, and related transactions, the Board of Directors of the Company and the Consenting Stockholders approved the Name Change, which shall be effective upon filing of a Certificate of Amendment with, and acceptance by, the Secretary of State of the State of Delaware and the Director Appointment, which shall become effective upon Closing.

Each share of Common Stock outstanding on the Record Date entitles the record holder to cast one vote with respect to each matter to be voted upon. The holders of the outstanding Series A Preferred Stock on the Record Date are entitled to vote 60% of the Company’s voting shares with respect to each matter to be voted upon. The Company’s Certificate of Incorporation, as amended (“Certificate of Incorporation”), do not provide for cumulative voting.

Action by Written Consent; Vote Required

Under the Delaware General Corporation Law (“DGCL”), unless otherwise provided in the certificate of incorporation or the bylaws, any action that may be taken at a meeting of stockholders also can be taken without such meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, is signed by the holders of outstanding shares holding at least a majority of the voting power. Our Certificate of Incorporation do not limit, prohibit, restrict or otherwise qualify the use of this procedure. Further, our Bylaws specifically permit actions to be taken by written consent in lieu of a meeting in the manner set forth in the DGCL and Bylaws.

Further, unless the DGCL or the certificate of incorporation of a corporation requires a greater number of votes, matters submitted to stockholders generally require the approval of a majority of the outstanding shares at a meeting when a quorum is present. The DGCL requires the approval of the holders of outstanding shares holding at least a majority of the voting power in order to amend a Delaware corporation’s certificate of incorporation, unless the certificate of incorporation require a greater vote to take such action. Our Certificate of Incorporation do not require a greater vote to take such action. Accordingly, because the Proposals require an amendment to our Certificate of Incorporation, the approval of the Proposals require the receipt of the written consent of the holders of our Series A Preferred Stock, who are entitled to vote 60% of the Company’s voting shares with respect to each matter to be voted upon.

Notice of Action by Written Consent

Under the Company’s bylaws, the Company is required to provide prompt notice of the taking of corporate action without a meeting to the stockholders of record who have not consented in writing to such action. This Information Statement is intended to provide such notice. No appraisal rights are afforded to stockholders of the Company under the laws as a result of the approval of the Proposals.

CONSENTING STOCKHOLDERS CONSENT

The Consenting Stockholders holding approximately 60% of the outstanding voting shares of the Company executed and delivered to us a written consent, effective as of July 24, 2021, authorizing the Proposals. As of the Record Date, the Consenting Stockholders had the power to vote an aggregate of 1,000 shares of our Series A Preferred Stock, or 100% of the outstanding shares of our Series A Preferred Stock (which, voting together as a class, gives the holder the right to vote 60% of the Company’s voting shares on any and all shareholder matters), which consists of 60% of the outstanding shares of our voting stock. The Consenting Stockholders voted all of the foregoing shares to approve the Proposals.

Taking action by written consent of the Consenting Stockholders has eliminated the costs and management time that would have otherwise been necessary to hold a special meeting of stockholders and will permit the Company to effect the Proposals as early as possible in order to accomplish the purposes of the Company, as hereafter described.

DESCRIPTION OF NAME CHANGE

General

Our Board of Directors and the Consenting Stockholders have approved the Name Change proposal and have authorized the Company to file an Amendment to our Certificate of Incorporation to effect the Name Change.

On July 23, 2021, the Board of Directors approved an Amendment to our Certificate of Incorporation to change our corporate name to “The Electronic Servitor Publication Network Inc.” in connection with the Change-in-Control.

Background; Reasons for the Corporate Name Change

The principal purpose for changing our corporate name is that, following the Change-in-Control, the primary business of the company will be developing and commercializing Electronic Sports Gaming technology and related infrastructure. Therefore, the name “The Electronic Servitor Publication Network Inc.” will be a more accurate description of the new business of the Company.

Vote Required

We have obtained approval to effect the Name Change through the written consent of the Consenting Stockholders. Therefore, a special meeting of our stockholders to approve the Name Change will not take place for this purpose.

Effect on Stockholders

The change of name will not affect in any way the validity or transferability of stock certificates outstanding at the time of the Name Change, our capital structure or the quotation of our Common Stock on the OTCQB. Following implementation of the Name Change, stockholders may continue to hold their existing certificates or receive new certificates reflecting the Name Change by delivering their existing certificates to the Company’s transfer agent. Stockholders should not destroy any stock certificates and should not deliver any stock certificates to the transfer agent until after the effectiveness of the Name Change.

No Appraisal Rights

Our stockholders are not entitled to appraisal rights under the DGCL with respect to the proposed Amendment to our Certificate of Incorporation to effect the Name Change, and the Company has not independently provided its stockholders with any such right.

ELECTION OF DIRECTORS

General

Pursuant to the consent of our Consenting Stockholders, upon recommendation of the Board and to be effective at the Closing, the following individual has been nominated to serve as the sole member of our board of directors, to hold office until the next annual meeting of stockholders or until his successor has been duly elected and qualified.

Name	Position	Year to be Appointed
Jonathan Sweetser	Chief Executive Officer, Chief Financial Officer, Secretary & Director Nominee	2021

The following is biographical information on the nominee to our board of directors:

Jonathan Sweetser

Chief Executive Officer, Chief Financial Officer, Secretary & Director Nominee

Jonathan Sweetser, age 38, will serve as Chief Executive Officer, Chief Financial Officer, Secretary and has been nominated to become Director of the Company at the Closing. Mr. Sweetser has years of experience managing multi-disciplinary groups in a wide breadth of entrepreneurial endeavors, which we believe has provided him with a unique understanding of businesses and organizations whether they be large, small, new, emerging, or established. Mr. Sweetser has experience managing multi-national teams; remote and in country. Mr. Sweetser also has non-profit experience and a historical track record of sowing resources into local operating groups, which we believe provides the ability to understand and navigate the diverse social and cultural challenges facing businesses today. Mr. Sweetser has a broad range of technical expertise and experience in areas including: enterprise big data applications for finance and healthcare organizations, creating algorithms and artificial intelligence platforms that facilitate behavioral pathing in a broad range of digital and physical environments, CAD/CAM operations including designing, testing, and launching new applications and creating custom tools and operational workflows for rich graphical environments including augmented and virtual reality applications.

Since 2015, Mr. Sweetser has served as Founder and CEO of CKG Solutions, which is a multi-disciplinary group of developers and process engineers focused on developing integrated systems that empower large organizations in the healthcare, aviation, and finance sectors to take advantage of new and emerging opportunities in their markets based in Minneapolis, MN where he successfully deployed applications and services in local and cloud implementations and successfully deployed supply chain and track and trace applications and services for clients in the medical device and aviation sectors. Prior to his work with CKG Solutions, Mr. Sweetser was the Founder of Sweetser Consulting LLC, based in Minneapolis, MN, and was a Partner and Chief Systems Architect at Muse Holdings, which is also based in Minneapolis, MN. Mr. Sweetser holds a degree in Business Studies and International Relations from Concordia University located in St. Paul, MN and degrees in Biblical Studies from the Westminster Theological Seminary, located in Glenside, PA, and the Calvary Baptist Seminary, located in Lansdale, PA.

Background; Reasons for the Director Appointment

As previously reported by the Company on the July Form 8-K, the Board of Directors of the Company approved the Change-in-Control and related transactions. The Director Appointment is intended to facilitate the Change-in-Control.

Vote Required

We have obtained approval to effect the Director Appointment through the written consent of the Consenting Stockholders. Therefore, a special meeting of our stockholders to approve the Director Appointment will not take place for this purpose.

THE AMENDMENT TO OUR CERTIFICATE OF INCORPORATION HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE FAIRNESS OR MERIT OF THE AMENDMENT NOR UPON THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED IN THIS INFORMATION STATEMENT AND ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

PLEASE NOTE THAT THIS IS NEITHER A REQUEST FOR YOUR VOTE NOR A PROXY STATEMENT, BUT RATHER AN INFORMATION STATEMENT DESIGNED TO INFORM YOU OF THE CHANGES THAT WILL OCCUR IF THE AMENDMENT TO OUR ARTICLES OF INCORPORATION IS COMPLETED AND TO PROVIDE YOU WITH INFORMATION ABOUT THE AMENDMENT.

CHANGE-IN-CONTROL

This section presents information on the Change-in-Control and the transactions related to the Change-in-Control. You are not being asked to vote on or approve the Change-in-Control or the transactions related to the Change-in-Control. The information provided herein regarding the Change-in-Control and the transactions related to the Change-in-Control is for informational purposes only.

General

Pursuant to the Change-in-Control, and related transactions, and subject to the satisfaction or waiver of the conditions set forth in the agreements governing the Change-in-Control, and related transactions:

Jonathan Sweetser will acquire 1,000 shares of the Series A Preferred Stock (representing 100% of the issued and outstanding Series A Preferred Stock) of the “Company”), which will provide Mr. Sweetser the right to vote 60% of the Company’s voting shares on any and all shareholder matters and thereby constituted a change of control of the Company;

The Company shall enter into a Technology License Agreement (the “License Agreement”) with Phitech Management, LLC, an entity controlled by Jonathan Sweetser (“Licensor”), whereby, at Closing, the Licensor shall grant to the Company an exclusive worldwide license (the “License”) to use, market, promote and distribute certain technology related to Electronic Sports Gaming, related patent applications, related trade-secrets and associated knowhow, including methods, techniques, specifications, procedures, information, systems, knowledge and business processes required to practice and carry on business in the field of data collection, security and management (the “Technology”). The initial term of the License is 10-years (the “Initial Term”) and shall automatically be renewed for successive 1-year terms (each, a “Renewal Term”) unless the Company elects to terminate the License by giving 30 days’ written notice prior to commencement of a Renewal Term. In exchange for the License of the Technology, the Company shall issue to the Licensor 10,000,000 restricted shares of its common stock (which is an amount equal to $2,500,000 divided by $0.25, which was the closing market price of the Company’s common stock on the trading day prior to the effective date of the License Agreement);

The Company shall transfer 100% of the issued and outstanding membership units of Xceptor LLC, an entity that is a wholly-owned subsidiary of the Company, to Mark Palumbo;

The Company shall amend its Certificate of Incorporation to change the name of the Company to “The Electronic Servitor Publication Network Inc.”; and

Mark Palumbo and Marla Palumbo, the existing officers and director of the Company, shall resign and Jonathan Sweetser shall be appointed as the sole officer and director of the Company.

As a result of the Change-in-Control, and the transactions contemplated thereby, the business of the Company will change to focus on Electronic Sports Gaming technology and the development of related infrastructure.

The Change-in-Control, and related transactions, will become effective as of the date and time the Certificate of Amendment to be filed by the parties with the Secretary of State of the State of Delaware is deemed effective or such other date and time as the parties may agree.

You are not being asked to vote on or approve the Change-in-Control or the transactions associated with the Change-in-Control. The information provided herein regarding the Change-in-Control, and related transactions, is for informational purposes only.

Business of the Company Prior to the Change-in-Control

CannAssist produces and sells products developed using its cannabidiol ("CBD") product, “Cibidinol,” which is formulated based on a process developed by its founder Mark Palumbo. CBD is a non-psychoactive compound found in hemp. CannAssist’s initial research and development work, aimed at enhancing the bioavailability of desired molecular structures, resulted in the creation of a line of CBD products, including its proprietary pain cream, using its CBD product, Cibidinol, as an ingredient. Cibidinol will be used in a line of consumable and topical products that the Company believes will make enhanced CBD products more available and accessible to consumers.

The Company’s Common Stock is quoted on the OTCQB Venture Capital Market under the symbol “CNSC” and the last reported closing price of the Common Stock on August 27, 2021 was $0.50 per share. As of the Record Date, the Company had approximately 69 shareholders of record.

For further information concerning the Company, reference is made to the reports and other information the Company files with the SEC, including the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, which is incorporated herein by this reference. Please see “Where You Can Find Additional Information; Incorporation by Reference” below.

Business of the Company After the Change-in-Control

The Company entered into a Technology License Agreement (the “License Agreement”) with Phitech Management, LLC, an entity controlled by Jonathan Sweetser (“Licensor”), whereby, at Closing, the Licensor shall grant to the Company an exclusive worldwide license (the “License”) to use, market, promote and distribute certain technology related to Electronic Sports Gaming, related patent applications, related trade-secrets and associated knowhow, including methods, techniques, specifications, procedures, information, systems, knowledge and business processes required to practice and carry on business in the field of data collection, security and management (the “Technology”). The initial term of the License is 10-years (the “Initial Term”) and shall automatically be renewed for successive 1-year terms (each, a “Renewal Term”) unless the Company elects to terminate the License by giving 30 days’ written notice prior to commencement of a Renewal Term. In exchange for the License of the Technology, the Company shall issue to the Licensor 10,000,000 restricted shares of its common stock (which is an amount equal to $2,500,000 divided by $0.25, which was the closing market price of the Company’s common stock on the trading day prior to the effective date of the License Agreement).

After the Change-in-Control, and related transactions, the business of the Company will change to focus on Electronic Sports Gaming technology and the development of related infrastructure, specifically the development and commercialization of a technology platform specifically designed for the Electronic Sports and Electronic Gaming markets. The platform will provide an omni-channel publishing tool, with talent identity protection and monetization tools provided in line with interaction and media creation services. Further publication and monetization products and services will be developed and acquired to support these efforts.

After the Change-in-Control, the Company’s corporate offices will be located at 400 1st Ave N. Ste. 100, Minneapolis, MN 55401, its telephone phone number will be (612) 688-1407 and the URL of its website will be https://www.electronicservitor.com/.

Background of the Change-in-Control and Consideration

The following is a summary of the background of the negotiation of the terms of the Change-in-Control and related transactions.

CannAssist has a pre-existing substantive relationship with Jonathan Sweetser by virtue of the fact, among other things, Mark Palumbo, an officer and director of the Company, met Jonathan Sweetser in 2018 at the annual Canaccord Genuity Growth Conference in New York City. Throughout 2020, Mr. Palumbo and Mr. Sweetser began discussing mutual interests and individual business directions, which led to discussions that occurred in March 2021 of a potential change-in-control transaction.

On July 1, 2021, Mark Palumbo, an officer and director of the Company and then-majority shareholder, and Forty 7 Select Holdings LLC, an entity controlled by Greg Shockey (who was an existing shareholder of the Company), entered into an agreement pursuant to which Mark Palumbo transferred all of his 1,000 shares of Series A Preferred Stock (representing 100% of the issued and outstanding Series A Preferred Stock), of CannAssist International Corp. (the “Company”) to Forty 7 Select Holdings LLC in a private transaction. The Series A Preferred Stock provides the holder thereof the right to vote 60% of the Company’s voting shares on any and all shareholder matters and thereby constituted a change of control of the Company. Further, Mark Palumbo contributed 7,500,000 shares of common stock to the treasury of the Company for cancellation (the “Contribution”). The purpose of these transactions was to provide liquidity to Mark Palumbo in the interim pending the Closing.

Effective as of July 23, 2021, Forty 7 Select Holdings LLC, the majority shareholder of the Company, and Jonathan Sweetser entered into a Change-in-Control Agreement pursuant to which Forty 7 Select Holdings LLC shall transfer all of its 1,000 shares of Series A Preferred Stock (representing 100% of the issued and outstanding Series A Preferred Stock), of CannAssist International Corp. (the “Company”) to Jonathan Sweetser at Closing in a private transaction (the “Change-in-Control”). The Series A Preferred Stock provides the holder thereof the right to vote 60% of the Company’s voting shares on any and all shareholder matters and thereby constituted a change of control of the Company.

Effective as of July 23, 2021, the Company entered into a Technology License Agreement (the “License Agreement”) with Phitech Management, LLC, an entity controlled by Jonathan Sweetser (“Licensor”), whereby, at Closing, the Licensor shall grant to the Company an exclusive worldwide license (the “License”) to use, market, promote and distribute certain technology related to Electronic Sports Gaming, related patent applications, related trade-secrets and associated knowhow, including methods, techniques, specifications, procedures, information, systems, knowledge and business processes required to practice and carry on business in the field of data collection, security and management (the “Technology”). The initial term of the License is 10-years (the “Initial Term”) and shall automatically be renewed for successive 1-year terms (each, a “Renewal Term”) unless the Company elects to terminate the License by giving 30 days’ written notice prior to commencement of a Renewal Term. In exchange for the License of the Technology, the Company shall issue to the Licensor 10,000,000 restricted shares of its common stock (which is an amount equal to $2,500,000 divided by $0.25, which was the closing market price of the Company’s common stock on the trading day prior to the effective date of the License Agreement).

Effective as of July 23, 2021, the Company and Mark Palumbo entered into an agreement (the “Spin-Off Agreement”) whereby the Company shall transfer 100% of the issued and outstanding membership units of Xceptor LLC, an entity that was a wholly-owned subsidiary of the Company, to Mark Palumbo for nominal consideration as part of the Change-in-Control (the “Spin-Off”) at Closing. Furthermore, at the Closing, that certain Technology License Agreement entered into by and between the Company and Mark Palumbo dated April 29, 2019 (the “Palumbo License Agreement”) shall be terminated and the Company shall assign all rights to the underlying Intellectual Property (as defined in the Palumbo License Agreement) to Mark Palumbo.

The Company expects to close the Change-in-Control and related transactions on or around September 28, 2021.

The Company’s Reasons for Engaging in the Transaction

The Board unanimously (i) determined that the Change-in-Control and related transactions are in the best interests of the Company and its shareholders and (ii) approved the Change-in-Control and the transactions contemplated thereby.

In evaluating the Change-in-Control and the transactions contemplated thereby, the Board consulted with the Company’s management and advisors and, in approving and reaching its determination that the Change-in-Control and such transactions are in the best interests of the Company and its shareholders, the Board considered the following factors that supported such determination:

•	the view that the transactions contemplated by the Change-in-Control meet the strategic objectives established by the Board and management of the Company with respect to obtaining certain technologies, specifically technologies related to E-Sports and E-Gaming, that are expected to strengthen the Company’s financial position;

•	the fact that, following the transactions contemplated by the Change-in-Control, the Company’s shareholders will have the opportunity to participate in the significant value creation of the transactions contemplated by the Change-in-Control and benefit from any increases in the value of the Company;

•	the view that the transactions contemplated by the Change-in-Control should result in an improved potential total return to the Company’s shareholders;

•	the significant experience and tenure of the new management of the Company; and

•	all of the terms and conditions of the Change-in-Control, including, among other things, the representations, warranties, covenants and agreements of the parties, the conditions to the Closing, the form and structure of the consideration being paid and the termination rights.

The above discussion of the information and factors considered by the Board is not intended to be exhaustive, but includes the material matters considered. In reaching its determination to approve the Change-in-Control and the transactions contemplated thereby, the Board did not quantify, rank or assign any relative or specific weight to the foregoing factors, and individual members of the Board may have considered various factors differently. The Board did not undertake to make any specific determination as to whether any factor, or any particular aspect of any factor, supported or did not support its ultimate determination. The Board based its recommendation on the totality of the information presented. In approving the Change-in-Control, the Board did not seek or obtain any fairness opinion in connection with the Change-in-Control. The Change-in-Control and transactions contemplated thereby, does not require the approval of our stockholders under Delaware law, and we will not seek stockholder approval of the Change-in-Control.

New Management’s Reasons for the Change-in-Control

New management’s principal reason for entering into the Change-in-Control was to facilitate raising needed capital to fund its product development activities and other business activities. The new management of the Company believes that acquiring our status as a public company also may assist in attracting and retaining additional qualified executive officers and other professional personnel as the Company’s new business and operations expand.

Effect of the Change-in-Control

Upon closing of the Change-in-Control, (1) Jonathan Sweetser shall own 1,000 shares of Series A Preferred Stock (representing 100% of the issued and outstanding Series A Preferred Stock), of CannAssist International Corp. (the “Company”), which provides the holder thereof the right to vote 60% of the Company’s voting shares on any and all shareholder matters and thereby constituted a change of control of the Company; (2) the Company shall issue restricted shares of its common stock in an amount equal to $2,500,000 divided by the trading market price of the Company’s common stock on the OTCQB as calculated by the closing market price of the Company’s common stock on the trading day prior to the effective date of the License Agreement to Phitech Management, LLC, an entity controlled by Jonathan Sweetser, pursuant to the License Agreement and, in exchange, shall acquire an exclusive worldwide license to the Technology; and (3) the Company shall transfer 100% of the issued and outstanding membership units of Xceptor LLC, an entity that was a wholly-owned subsidiary of the Company, to Mark Palumbo. After Closing, the number of issued and outstanding shares of common stock of the Company is projected to be 16,416,001. After Closing, the business of the Company will change to focus on E-Sports Gaming technology and the development of related infrastructure.

Expenses Attributable to the Change-in-Control

We estimate that the aggregate expenses to be incurred in connection with the Change-in-Control, and related transactions, will be approximately $53,500, consisting of approximately $50,000 in legal fees payable to our counsel and counsel to Jonathan Sweetser, $3,500 for the printing and mailing of this Information Statement.

Agreements Governing the Change-in-Control and Related Transactions

The full text of the Licensing Agreement and the Spin-Off Agreement are attached to this Information Statement as Appendices B and C, respectively.

Restrictions on Sales of Shares by Affiliates

We will issue the shares of our Common Stock under the Licensing Agreement (the “Licensing Shares”) in a private transaction under Section 4(a)(2). As a result, these Licensing Shares will constitute “restricted” shares within the meaning of Rule 144 under the Securities Act of 1933. In general, under Rule 144 as currently in effect, a person (or persons whose shares are aggregated) who has beneficially owned restricted shares for at least one year, including persons who may be deemed to be our “affiliates” after the Change-in-Control, would be entitled to sell within any three-month period a number of shares that does not exceed the greater of 1% of our then-outstanding shares or the average weekly trading volume of our shares during the four calendar weeks preceding such sale. Sales under Rule 144 are also subject to manner-of-sale provisions, notice requirements and the availability of current public information about us. A person who has not been an affiliate of ours at any time during the three months preceding a sale, and who has beneficially owned shares for at least six months, would be entitled under Rule 144 to sell such shares without regard to any volume limitations under Rule 144 subject to the Company being current in its filings.

Representations and Warranties

We make customary representations and warranties in the agreements governing the Change-in-Control and related transactions regarding such matters as our corporate power and authority, capitalization, business, assets, liabilities and other matters. Jonathan Sweetser and Phitech Management LLC, an entity controlled by Jonathan Sweetser also makes similar representations and warranties to us in the Change-in-Control Agreements.

Closing Conditions

Consummation of the Change-in-Control and related transactions is subject to various closing conditions, including, (i) the receipt of approval from the shareholders of each of the Company; (ii) the absence of any law, injunction, judgment or ruling enjoining or prohibiting the Change-in-Control and related transactions; (iii) the accuracy of the representations and warranties made by the Parties immediately prior to Closing; (iv) the performance by the parties in all material respects of their covenants, obligations and agreements under the agreements governing the Change-in-Control and related transactions; and (v) the absence of any material adverse changes to the businesses and operations of any party.

Waiver of Conditions

We or Jonathan Sweetser and Phitech Management, LLC may, in their discretion respectively, waive any condition to their respective obligations under the Change-in-Control Agreements.

Termination of the Agreements Governing the Change-in-Control and Related Transactions

The Change-in-Control Agreements contain customary termination rights for the parties, including (i) by mutual consent of the Company and Jonathan Sweetser and/or Phitech Management, LLC; (ii) by either party, upon a material breach of any representation, warranty, covenant, or agreement on the part of the other party, as set forth in the Change-in-Control Agreements; and (iii) by either party, if there is any decree, judgment, injunction, or other order of any governmental entity that is final and non-appealable and that restricts, prevents, or prohibits the consummation of the Change-in-Control and related transactions.

Other Agreements

Other than as described in this Information Statement, there are no other agreements relating to the Change-in-Control Agreements or the Change-in-Control and related transactions contemplated thereby.

Director and Shareholder Approval

The Board approved the Change-in-Control Agreements, the Change-in-Control and related transactions contemplated thereby, on July 23, 2021. No further approvals by our directors or stockholders are required under Delaware law.

Dissenters’ Rights

Under Delaware law, there are no dissenters’ or appraisal rights available in connection with the Change-in-Control and related transactions.

Legal and Regulatory Requirements

In connection with the Change-in-Control and related transactions, except for the filing of Certificate of Amendment with the Secretary of State of the State of Delaware, no federal or state regulatory requirements or approvals are required to be complied with or obtained.

Delaware law governs the steps that the Company, which is a Delaware corporation, is required and/or permitted to take in issuing stock. Under Delaware law, CannAssist’s shareholder approval was not required to approve the Change-in-Control Agreements and is not be required to consummate the Change-in-Control and related transactions.

The Change-in-Control and related transactions contemplated by the Change-in-Control Agreements is conditioned on the approval of the Proposals. On July 24, 2021, we received the approval, via a written consent in lieu of a meeting of stockholders, of the Consenting Stockholders holding a majority of our outstanding voting stock, representing approximately 60% of our outstanding voting shares on the Record Date, approving the Proposals.

The Licensing Shares will be issued to Phitech Management, LLC in a private placement of securities exempt from registration under Section 4(a)(2) of the Securities Act. The Company’s reliance on the exemption from the registration requirement afforded by Section 4(a)(2) of the Act is based on the following:

•	Jonathan Sweetser and Phitech Management, LLC were advised prior to the Change-in-Control Agreements that, among other things, none of the shares that would be issued pursuant to the Licensing Agreement would be registered under the Securities Act and therefore none of the issued or issuable Licensing Shares would be transferable.

•	Jonathan Sweetser and Phitech Management, LLC were provided access to the Company’s recent filings with the SEC.

•	All communications with Jonathan Sweetser and Phitech Management, LLC were effected without any general solicitation or public advertising.

•	Pursuant to the Licensing Agreement, Jonathan Sweetser and Phitech Management, LLC represented and warranted to the Company that Phitech Management, LLC is acquiring the Licensing Shares in accordance with the applicable provisions of Delaware Law and all applicable federal and state securities laws and in reliance upon the exemption from registration under Section 4(a)(2) of the Securities Act.

Interests of Certain Persons in Matters to be Acted Upon

Except in their capacity as stockholders (which interest does not differ from that of the other common stockholders), none of our officers, directors or any of their respective associates or affiliates has any interest in the Change-in-Control or related transactions (notwithstanding the terms of the Spin-Off Agreement, which shall transfer ownership of Xceptor LLC and its underlying assets to Mark Palumbo, an officer and director of the Company).

OTHER CONSIDERATIONS

This section describes other considerations that are important to your understanding of the Change-in-Control and related transactions and the other information in this Information Statement.

Cautionary Statement Concerning Forward-looking Statements

THIS INFORMATION STATEMENT CONTAINS FORWARD-LOOKING STATEMENTS RELATING TO FUTURE ACTIONS AND EVENTS, AND ACTUAL ACTIONS AND EVENTS MAY DIFFER MATERIALLY FROM THE FORWARD-LOOKING STATEMENTS.

This Information Statement contains forward-looking statements regarding, among other things, the planned operating activities relating to the Company’s new business and our other actions following completion of the Change-in-Control and related transactions. Such statements are generally accompanied by words such as “intend,” “anticipate,” “believe,” “estimate,” “expect” or similar terms.

Although we believe that the assumptions underlying the forward-looking statements in this Information Statement are reasonable, any of the assumptions could prove to be inaccurate and, therefore, there cannot be any assurance that any of the results contemplated in the forward-looking statements will be realized. The inclusion of forward-looking information should not be regarded as a representation by us or any other person that the future actions, events or results contemplated by us will be achieved. Except for our ongoing obligations to disclose material information as required by the federal securities laws, we undertake no obligation to release publicly any revisions to any forward-looking statements to reflect events or circumstances after the date of this Information Statement or to reflect the occurrence of unanticipated events.

Considerations Relating to the Change-in-Control

Following the Change-in-Control, our shareholders will be subject to the risks inherent in the Company’s new business.

The Company’s business, operations, assets and liabilities will change as a result of the Change-in-Control, and our stockholders will be subject to the significant risks inherent in a development-stage business. The risks that we believe are the most important are discussed below. The use of we, us, our and similar language in the section below entitled “Considerations Related to the Company’s New Business” is used to signify the Company’s new business.

Considerations Relating to the Company’s New Business

We do not expect to generate revenues in the near future.

Since our platform is to the development stage, our new business will have a limited operating history and we do not expect to generate revenues in the near future. The Company is relying on its new management to actuate and develop its business plan. The Company has a limited business history and an investor will be required to make an investment decision based largely on the management and the projected operations in light of the risks, expenses and uncertainties that may be encountered by engaging in the Electronic Sports technology industry.

We will require substantial amounts of additional capital from external sources.

We do not have any current source of revenues or sufficient cash or other liquid resources to fund our planned activities until we are able to generate revenues or raise additional capital. Accordingly, we will need substantial amounts of capital from external sources to fund day-to-day operations and project development. We have no arrangements or commitment for such capital. We plan to continue our practice of seeking external capital through the sale of debt or equity, although we cannot assure that such efforts will be successful. Any new investments will dilute the interest of the current shareholders. Further, new investors may require preferential financial returns, security, voting rights, or other preferences that will be superior to the rights of the holders of common stock.

We are reliant on our key executives and personnel.

Our business, development, and prospects are highly dependent upon the continued services and performance of our directors and other key personnel, on whom we rely for experience, technical skills, and commercial relationships. We believe that the loss of services of any existing key executives, for any reason, or failure to attract and retain necessary personnel, could have a material adverse impact on our business, development, financial condition, results of operations, and prospects. Although we have entered into employment agreements with our key executives, we may not be able to retain such key executives. We do not maintain key-man life insurance on any of our executive employees.

Technological advances may render our technologies, products, and services obsolete.

We operate in a fast-moving sector in which new forms of technology are continuously being researched. Any such technological improvements could render our projects obsolete.

The Company’s developed software may experience unexpected “bugs” which may delay its release or impede its use.

The Company is developing its proprietary software and intends to effect beta and other testing to ensure efficient launch and usability. However, the Company’s software may experience or develop unanticipated “bugs” that would either delay its release or impede its use once released. Such delays or problems could impact the Company’s ability to generate revenue or could negatively affect any contractual relationships with users of the software.

In order to actuate its business plan and further expand its operations and develop its technology, the Company will need additional capital

The Company may require capital by loans, joint ventures or sale of its securities in order to execute its new business plan, namely to develop and commercialize its technologies and grow its customer base. If the Company were unable to locate such financing on terms acceptable to the Company, it is unlikely that the Company could develop its operations to return revenue sufficient to further develop its business plan.

No assurance of commercial feasibility.

Even if the Company’s new plans and projects are successfully initiated, there can be no assurance that such plans and projects will have any commercial success or advantage. Also, there is no assurance that the Company’s initiatives will perform as intended in the marketplace.

We may not successfully manage growth.

We intend to continue to develop our technologies as we are able to finance. This is an ambitious growth strategy. Our growth and future success will depend on the successful completion of the expansion strategies and the sufficiency of demand for our technology products. The execution of our expansion strategies may also place a strain on our managerial, operational, and financial reserves. Should we fail to effectively implement such expansion strategies or should there be insufficient demand for our products and services, our business operations, financial performance, and prospects would be adversely affected.

Risks Relating to the Change-in-Control

Revenues generated by the Company’s new business may be less than anticipated, resulting in losses or a decline in profits, as well as potential impairment charges.

In connection with the Change-in-Control, we may incur non-recurring severance expenses, restructuring charges and change of control payments. These expenses, charges and payments, as well as the initial costs of integrating the personnel and facilities of the Company’s new business with our existing operations may adversely affect our operating results during the initial financial periods following the Change-in-Control. In addition, the integration of the Company’s new business may lead to diversion of management attention from other ongoing business concerns.

Our facilities, personnel and financial and management systems may not be adequate to effectively manage the future expansion we believe necessary to increase our revenues and remain competitive.

We anticipate that future expansion will be necessary in order to increase our revenues. In order to effectively manage our expansion, we may need to attract and hire additional manufacturing, sales, administrative, operations and management personnel. We cannot assure you that our facilities, personnel and financial and management systems and controls will be adequate to support the expansion of our operations, and provide adequate levels of service to our customers. If we fail to effectively manage our growth, our business could be harmed.

Considerations Related to Our Common Stock

There is no assurance that there will be a liquid public market for our stock.

Although we expect our common stock to continue to be eligible for quotation on the OTCQB Venture Market, there may not be an active trading market in such stock. In addition, there can be no assurance that a regular and established market will be developed and maintained. There can also be no assurance as to the level of liquidity of any market for our common stock or the prices at which our stockholders may be able to sell their shares.

Our stock may be subject to certain risks associated with low-priced stocks.

Following the Change-in-Control, our common stock is expected to continue to trade on the OTCQB Venture Market. Our Company is a development-stage company so the trading price of our common stock may remain below $5.00. So long as our common stock trades below $5.00 per share, the stock will be treated as a “penny stock.” Broker-dealers who sell penny stocks to their established customers must deliver a disclosure schedule explaining the penny stock market and the risks associated with investing in penny stocks prior to any transaction. Additional restrictions apply to broker-dealers who sell penny stocks to persons other than established customers and accredited investors (generally defined as an investor with a net worth in excess of $1,000,000 or annual income exceeding $200,000 individually or $300,000 together with a spouse). For these types of transactions, the broker-dealer must make a special suitability determination for the purchaser and have received the purchaser’s written consent to the transaction prior to the sale. The broker-dealer also must disclose the commissions payable to the broker-dealer, current bid and offer quotations for the penny stock and, if the broker-dealer is the sole market-maker, the broker-dealer must disclose this fact and the broker-dealer’s presumed control over the market. Such information must be provided by the broker-dealer to the customer orally or in writing before or with the written confirmation of trade sent to the customer. Monthly statements must be sent disclosing recent price information for the penny stock held in the account and information on the limited market in penny stocks. Broker-dealers may be discouraged from dealing with our common stock if they have to bear these additional burdens, which could severely limit the market liquidity of the common stock and the ability of our stockholders to sell their shares.

Our stock price is likely to be volatile.

The market prices for our common stock will be influenced by many factors and will be subject to significant fluctuations in response to variations in our operating results and other factors such as investor perceptions of the prospects for our products, supply and demand, interest rates, general economic conditions and those specific to the industry, developments with regard to our activities, our future financial condition and changes in our management.

There will be a substantial number of shares eligible for future sale following the Change-in-Control.

We will issue 10,000,000 shares of our common stock as a condition of the Licensing Agreement with Phitech Management, LLC, an entity controlled by Jonathan Sweetser, all of which will constitute “restricted shares” within the meaning of Rule 144 under the Securities Act of 1933. All of these shares will become eligible for resale under Rule 144 commencing on the six-month anniversary of the closing of the Change-in-Control. The sale, or availability for sale, for the foregoing shares could adversely affect the market price of our common stock or impair our ability to raise capital through future sales of our common stock.

INFORMATION REGARDING THE NEW BUSINESS OF THE COMPANY

General

Upon completion of the Change-in-Control and related transactions, the business of the Company will change to focus on E-Sports Gaming technology and the development of related infrastructure, specifically the development and commercialization of a technology platform specifically designed for the E-Sports and E-Gaming markets.

Incorporated by reference to this Information Statement is the Company’s Annual Report on Form 10-K, as amended, for the year ended December 31, 2020 as filed with the Securities and Exchange Commission. This report contains important business and financial information about us, and you are urged to read them in conjunction with this Information Statement. To learn how to obtain other information regarding the Company, see “WHERE YOU CAN FIND MORE INFORMATION.”

There are no recent material developments at CannAssist International Corp. that are not described in its Annual Report on Form 10-K, as amended, except as it pertains to the Change-in-Control and related transactions.

Licensing Agreement

Effective as of July 23, 2021, the Company entered into a Technology License Agreement (the “License Agreement”) with Phitech Management LLC, an entity controlled by Jonathan Sweetser (“Licensor”), whereby, at Closing, the Licensor shall grant to the Company an exclusive worldwide license (the “License”) to use, market, promote and distribute certain technology related to Electronic Sports Gaming, related patent applications, related trade-secrets and associated knowhow, including methods, techniques, specifications, procedures, information, systems, knowledge and business processes required to practice and carry on business in the field of data collection, security and management (the “Technology”). The initial term of the License is 10-years (the “Initial Term”) and shall automatically be renewed for successive 1-year terms (each, a “Renewal Term”) unless the Company elects to terminate the License by giving 30 days’ written notice prior to commencement of a Renewal Term. In exchange for the License of the Technology, the Company shall issue to the Licensor 10,000,000 restricted shares of its common stock (which is an amount equal to $2,500,000 divided by $0.25, which was the closing market price of the Company’s common stock on the trading day prior to the effective date of the License Agreement).

New Business of the Company

After the Change-in-Control, and related transactions, the business of the Company will change to focus on E-Sports Gaming technology and the development of related infrastructure, specifically the development and commercialization of a technology platform specifically designed for the E-Sports and E-Gaming markets. The URL of the Company’s new website that will host the Company’s technology and services will be https://www.electronicservitor.com/. The mission of the new management of the Company is to become the premier content management and distribution platform for esports professionals and gamers on a global basis. The platform will provide an omni-channel publishing tool, with talent identity protection and monetization tools provided in line with interaction and media creation services. Further publication and monetization products and services will be developed and acquired to support these efforts. Specifically, the platform will have the following features:

•	A suite of applications for delivering a superior content experience.

•	Platform will support the delivery of real-time content from any entertainment system and the integration of on-device services with cloud-based services through a common interface.

•	The platform will be hardware agnostic and supports automatic OTA updates.

•	API accessible services for syncing content and settings between the native device applications and cloud services.

•	Automated bandwidth throttled service for updating VOD content, software updates, firmware, or any file-based data to protect streaming capacity

•	Live Streaming over IP for IPTV style solutions like Microsoft Mixer and Twitch, Near Live Streaming with dynamic Caching for services like Facebook and YouTube, and VOD assets support for condensed content services like twitter, Instagram, and TikTok.

•	Utilization of outside payment processing services while still anchoring all transitions, whether tied to monetary transactions or not, to a public/private blockchain for 3rd party audit and reporting purposes.

•	Campaign based management of advertising assets, distribution, and reporting across the entirety of the omni-channel distribution network.

Furthermore, the platform will be designed and operated with in line with the following core policies:

•	Management of Content: We intend to maintain the highest levels of content quality and clarity without sacrificing availability and omni-channel distribution opportunities. Each channel will provide separate interaction models and feedback on targeted dashboards without compromising the visibility of a channels total reach and value.

•	Management of Game Experiences: We believe that game experiences can often have a life of their own, circling back on each other in direct relationship to the type of user and the level of engagement experienced across a specific community. The platform will track each game property uniquely for this reason, measuring the impact of each property and platform on target communities and publication avenues.

•	Management of Talent: We believe that talent can maximize current engagements with gaming properties, charities, and publishers while creating new and exciting opportunities to engage with new and unique communities without needing to open themselves up to additional effort or risk. Talent management groups can maximize their talents value without adding to their overall communication or engagement burden.

•	Management of Value: We believe that converting every engagement from a uni-channel to an omni-channel experience without adding to the burden of game properties or talent opens the door to experimental offerings like boutique influence leveraging or line-betting on game experiences.

We believe that the proliferation of gaming platforms and streaming offerings has created a marketplace primarily predicated on commoditizing mass volumes of content. We believe that it has proven extremely difficult to scale for the individuals creating the content since successful monetization in this market requires an unbelievable amount of content creation. We believe that the level and intensity of engagement required to be successful E-Sports and E-Gaming markets have thus far proved too high to warrant sustained investment from talent in other sports and media outlets. This barrier to entry has further compounded the other major market issue esports & e-gaming face: a narrow, if passionate, customer base. The sport’s ability to draw large crowds has been largely published, but we believe that it still suffers from creating a product that can be easily consumed by the larger consumer base.

We believe that talent and talent representatives need new ways to maximize the value of their engagements and efforts and that the rapidity and scale of the growth of E-Sports and E-Gaming has left talent and the representatives scrambling for ways to catch up. We believe that Game publishers and content publishers are looking for ways to create in-line monetization opportunities and expand the reach of their content, gaming properties, and their connected talent pools. Given these needs, we believe that our platform will enable users to meet these needs.

Plan of Operations

After the Change-in-Control, and related transactions, the Company will own and operate a technology platform that is specifically designed for esports professionals and gamers. The platform’s functionality will allow its publishing users with omni-channel and technology agnostic streaming functionality so that users can better engage with their audiences on a global level. The platform will also provide in depth engagement analytics. We believe that many esports professionals find it very difficult to showcase their talents while managing the distribution aspects of their careers. The platform will provide these individuals with an easy-to-use solution. The platform will also have content that provides news and information about esports.

After the Change-in-Control, and related transactions, the Company plans to generate its profits via several revenue streams. The business, on all channels, will receive a percentage of revenues that are generated from advertising and sponsorship-based income. The Company will also form relationships with all major payment gateways where viewers will often provide fees to esports professionals in order to support them (for regular play and tournament play). The business will also receive a percentage of these transactions as well (which will be seamlessly integrated via API functionality on the Electronic Sports Premiere Network platform). Moving forward, the business will implement new solutions that will generate recurring streams of revenue for the business on a monthly basis.

Over the next five years, the Company will continue to expand its operations via several different facets of operation. Foremost, the Company will continue to expand its relationships with major esports professionals to ensure that the business has substantial access to top-tier talent. The Company plans to maintain fiscally sound operating protocols and procedures, recruit up-and-coming as well as well-known esports professionals (among a number of gaming genres) in order to provide the Company’s services to a broad spectrum of viewers on a worldwide basis, make continued reinvestments into the Company’s technological infrastructure to ensure smooth streaming at all times and develop the Company as a wealth and income creating vehicle for the Company’s Investors, Management, and other Financial Partners. We plan to grow our business through the following avenues:

•	Continued development of relationships with major sports professionals that will have their content managed through the system.

•	Integration of subscription-based programs that will provide recurring streams of revenue on a monthly basis.

•	Continued expansion and promotion among numerous online marketing channels.

•	Acquisition of additional rounds of capital in order to further fuel the growth of the business.

The Company will also continually expand its technological infrastructure so that higher resolution video streaming can be offered as 5G transmission and 4K resolution become the new standard over the next five years. The new management of the Company will make ongoing and sustained investments into the marketing infrastructure in order to ensure that the business can have millions of active users.

We believe that we will be able to maintain successful business operations because of the following:

•	Once established, we believe that demand among an audience will continue in perpetuity given the rapidly growing popularity of esports.

•	We will have low operating and overhead costs as a function of revenues.

•	Our revenues will be relatively immune from negative changes in the economy.

•	We will enable the integration of global API libraries will allow for the rapid growth of Electronic Sports Premiere Network Group’s technology and platform.

E-Sports Gaming Market

The business of providing specialized publishing management and streamed content with the ability to generate revenue from numerous centers is a complicated business that has many operating facets. Typically, we believe that entertainment media content is immune from general changes in the economy, as the low pricing point allows most people to afford programming in any economic climate.

Currently, the economic climate is uncertain. The pandemic stemming from the Covid-19 pandemic has created a substantial amount of turmoil within the capital markets. It is expected that a prolonged economic recession will occur given that numerous businesses are being forced to remain closed for an indefinite period of time (while concurrently having their respective employees remain at home). However, the central banks around the world have taken aggressive steps in order to ensure the free flow of capital into financial institutions. This is expected to greatly blunt the economic issues that will arise from this public health matter.

It should be noted that we believe that this global health issue will not impact the revenues of Electronic Sports Premiere Network Group. As more people are at home, the demand for live-streamed esports focused content has increased drastically. We believe that the business, through these operations, will be able to remain profitable and cash flow positive at all times.

With the rapid expansion of the number of people that enjoy video gaming (especially online gaming where players interact), the demand for new platforms has skyrocketed over the past ten years. Globally, more than $140 billion is spent each year on video games (among all devices and including subscription-based platforms). The industry has doubled over the past five years as more people use their mobile devices to play video games.

We believe that the fastest and largest growing segment of the video game industry is via mobile systems. Nearly $49 billion is spent each year on mobile games. The predicted compounded annual growth rate of the industry is expected to remain around 3% for the next five years. By 2024, mobile gaming revenues are expected to reach $56 billion. Currently, 51% of all video game revenues (on a global basis) are generated from mobile games (although it makes up 32% of game platform usage).

Specific for esports entertainment, this industry currently generates $1 billion per year on a global basis. This represents a 14% increase from 2019 to 2020 figures. A substantial portion of this growth has been attributed to the COVID-19 pandemic given that people have remained at home and gaming is a popular pastime. Over the next three years, the industry is expected to generate global revenues of $1.6 billion.

Customer Profile

Below is an overview of the demographics of potential users of our platform:

•	Current market is predominately male, our targets will be to extend this to a larger female demographic with an initial market emphasis on underserved markets in Latin America.

•	Between the ages of 13 to 35

•	Annual household income of $35,000+

•	Has an immense interest in e-sports and gaming

•	Has access to high-speed interest and 4G cell phone technology

In the United States alone, there are now 25.7 million eSports viewers. Viewership is expected to increase to 43 million people by 2023.

Competition

At this time, there is no known platform and technology suite that operates in a similar capacity to that of our platform (provided, however, some technology services providers such as Twitch operate as content delivery systems in the E-Sports market). However, the business could face competition from major streaming services that could replicate the platform for their audiences. As such, it is imperative that the business launch an immense marketing campaign in order to effectively brand our platform as the pioneer in this field.

Marketing Strategies

We plan to maintain strong connections with well-known esports professionals that will use our platform for their content publishing, streaming, and charitable operations. We will develop and expand an expansive marketing apparatus that targets people that have an extensive interest in esports and gaming. We also plan to maintain an expansive presence on social media so that specific content can be promoted among highly targeted demographics (which will further drive interest in our platform as a whole).

Management will use both traditional and experimental forms of marketing to inform interested parties about the Company’s highly unique platform. The Company will hire a qualified advertising and public relations firm that will properly position our brand name within this competitive market. While this may contribute to a higher upfront marketing costs, we feel that this will be a strong investment given that they will be able to create brand awareness quickly (especially among esports professionals and their mangers that will want to use the platform to generate revenue).

Beyond using a qualified marketing firm, the business will have its own in-house marketing manager aggressively use social media to promote the operations (including proprietary content).

A major component of the Company’s online marketing will be focused on social media. Management intends to develop strong relationships esports professionals and commentators that are considered social media influencers that will promote our brand name and operations. We believe that this is a very high impact and low cost method of creating excitement about our platform and its unique service proposition (for esports professionals and viewing users). These agreements will vary in cost as it relates to how many followers and subscribers these individuals have on their respective platforms. This method of marketing will drastically boost the visibility of the platform from the onset of operations.

It should be noted that esports professionals are expected to receive a majority of their fees from payments from viewers. This will allow the Company to operate with a highly cost-effective method of carrying out proprietary advertising and marketing.

As it relates to traditional advertising, Management expects that the Company's retained marketing firm will place print advertisements in major media industry focused publications. Print advertisements will be mirrored among these publications’ online operations.

Facilities

The Company’s new corporate offices will be located at 400 1st Ave N., Ste. 100, Minneapolis MN 55401.

Intellectual Property

After the Change-in-Control, the Company will use, or intends to employ in the performance of its material contracts, intellectual property rights in relation to the design and development of its E-Sports technology. The Company’s intellectual property rights can be categorized broadly as proprietary know-how, technical databases and trade secrets, comprising concept designs, and economic models.

The Company may apply for patents for components of its intellectual property for its platform and other technologies. The Company cannot assure that any patents we seek will be granted.

The Company’s intellectual property has been developed by its employees and is protected under employee agreements confirming that the rights in the inventions and developments made by the employees are its property. Confidential information is protected by nondisclosure agreements that the Company entered into with our prospective partners or other third parties with which we do business.

The Company has not received any notification from third parties that its processes or designs infringe any third-party rights, and it is not aware of any valid and enforceable third-party intellectual property rights that infringe its intellectual property rights.

Employees

After the Change-in-Control, the Company will have 1 employee and is projected to have at least 30 independent contractors soon thereafter.

* All statistics and market information were obtained through IBISWorld and Statista.

CANNASSIST’S MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION

Copies of our Annual Report on Form 10-K, as amended, for the fiscal year ended December 31, 2020 are included with this Information Statement by incorporation by reference to our filings with the SEC. Our Annual Report contain our “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” which discussion is incorporated by reference.

MANAGEMENT OF THE COMPANY PRIOR TO THE CHANGE-IN-CONTROL

The following table sets forth information concerning the executive officers and directors and directors of the Company prior to the Change-in-Control.

Name	Age	Position	Year Commenced
Mark Palumbo	61	Chief Executive Officer, Secretary, Chief Financial Officer and Director	2018
Marla Palumbo	61	President	2019

Mark Palumbo

Chief Executive Officer, Secretary, Chief Financial Officer and Director of the Company

Following studies at the University of Rhode Island, Mark worked in the aerospace industry for three years starting in 1980. At Ocean Technologies he worked as an electronic technician supporting the development of submarine weapon systems of the Naval Underwater Systems Center in Newport/Middletown, RI and he then worked in a similar capacity for Hughes Aircraft. To better utilize his Biology degree Mark joined DuPont Pharmaceuticals in 1983. He initially worked as a pharmaceutical representative supporting doctors, hospitals, and pharmacies in Southern California. Later he was promoted to a management position at their Long Island, NY production facility that provided contract testing and manufacturing services to the pharmaceutical, cosmetic, personal care and nutritional industries. In 1990 Mark pursued his interest in the Cosmetic and Personal Care industries. He worked at US Cosmetics selling cosmetic ingredients to US formulators and manufacturers and then, 5 years later, he moved to Collaborative Laboratories where he directed the company’s global sales initiative. Utilizing his industry knowledge and experience Mark formed his own company, DIOW Products (Doing it our Way), in 1999. Working collaboratively with clients the company developed, manufactured, and supplied raw materials for personal care, cosmetics and nutritional products. DIOW was sold in 2008 and using the retained assets, EME Ltd. was formed that same year. Through Mark’s leadership EME Ltd. has worked independently and collaboratively to develop new products and to enhance the bioavailability and ease-of-use of existing products. EME Ltd. currently includes a cell biology laboratory and two botanically based personal care, cosmetic, food and nutritional agencies.

Marla Palumbo

President

Marla Palumbo holds a Bachelor of Science in Nursing from Point Lorna College. She has 20 years of experience as a registered nurse, acting as nursing manager of 50 employees for 7 of these years. Additionally, Ms. Palumbo has 5 years in pharmaceutical sales and 5 years as Vice President and co-owner of DIOW Products, Inc. a cosmetic raw material supplier and 10 years as co-founder and co-owner of EME Ltd, a cosmetic raw material distribution company. Ms. Palumbo is co-founder of Xceptor, LLC, a wholly owned subsidiary of the Company. She brings experience in organization, business management and growth, regulatory and FDA guidelines, personnel management and growth and creating programs and literature for product promotion and education.

Director Independence

The Board of Directors has determined that it does not have any independent directors as that term is defined by NASDAQ Marketplace Rule 5605(a)(2). In assessing the independence of the directors, the Board considers any transactions, relationships and arrangements between our Company and our independent directors or their affiliated companies. This review is based primarily on responses of the directors to questions in a director and officer questionnaire regarding employment, business, familial, compensation and other relationships with our Company or our management.

Committees and Terms

The Board of Directors (the “Board”) has not established any committees.

Legal Proceedings

There are no legal proceedings regarding the Company.

Code of Ethics

Our Board of Directors has not adopted a code of ethics. We anticipate that we will adopt a code of ethics when we increase either the number of our Directors or the number of our employees.

Corporate Governance Matters

We have not adopted any material changes to the procedures by which security holders may recommend nominees to our board of directors.

MANAGEMENT OF THE COMPANY AFTER THE CHANGE-IN-CONTROL

The following table sets forth information concerning the executive officers and directors and directors of the Company to be appointed after the Change-in-Control.

Name	Age	Position	Year Commenced
Jonathan Sweetser		Chief Executive Officer, Secretary, Chief Financial Officer and Director Nominee	2021

Jonathan Sweetser

Chief Executive Officer, Chief Financial Officer, Secretary & Director Nominee

Jonathan Sweetser, age 38, will serve as Chief Executive Officer, Chief Financial Officer, Secretary and has been nominated to become Director of the Company at the Closing. Mr. Sweetser has years of experience managing multi-disciplinary groups in a wide breadth of entrepreneurial endeavors, which we believe has provided him with a unique understanding of businesses and organizations whether they be large, small, new, emerging, or established. Mr. Sweetser has experience managing multi-national teams; remote and in country. Mr. Sweetser also has non-profit experience and a historical track record of sowing resources into local operating groups, which we believe provides the ability to understand and navigate the diverse social and cultural challenges facing businesses today. Mr. Sweetser has a broad range of technical expertise and experience in areas including: enterprise big data applications for finance and healthcare organizations, creating algorithms and artificial intelligence platforms that facilitate behavioral pathing in a broad range of digital and physical environments, CAD/CAM operations including designing, testing, and launching new applications and creating custom tools and operational workflows for rich graphical environments including augmented and virtual reality applications.

Since 2015, Mr. Sweetser has served as Founder and CEO of CKG Solutions, which is a multi-disciplinary group of developers and process engineers focused on developing integrated systems that empower large organizations in the healthcare, aviation, and finance sectors to take advantage of new and emerging opportunities in their markets based in Minneapolis, MN where he successfully deployed applications and services in local and cloud implementations and successfully deployed supply chain and track and trace applications and services for clients in the medical device and aviation sectors. Prior to his work with CKG Solutions, Mr. Sweetser was the Founder of Sweetser Consulting LLC, based in Minneapolis, MN, and was a Partner and Chief Systems Architect at Muse Holdings, which is also based in Minneapolis, MN. Mr. Sweetser holds a degree in Business Studies and International Relations from Concordia University located in St. Paul, MN and degrees in Biblical Studies from the Westminster Theological Seminary, located in Glenside, PA, and the Calvary Baptist Seminary, located in Lansdale, PA.

Director Independence

The Board of Directors has determined that it does not have any independent directors as that term is defined by NASDAQ Marketplace Rule 5605(a)(2). In assessing the independence of the directors, the Board considers any transactions, relationships and arrangements between our Company and our independent directors or their affiliated companies. This review is based primarily on responses of the directors to questions in a director and officer questionnaire regarding employment, business, familial, compensation and other relationships with our Company or our management.

Committees and Terms

The Board of Directors (the “Board”) has not established any committees.

Legal Proceedings

There are no legal proceedings regarding the Company.

Code of Ethics

Our Board of Directors has not adopted a code of ethics. We anticipate that we will adopt a code of ethics when we increase either the number of our Directors or the number of our employees.

Corporate Governance Matters

We have not adopted any material changes to the procedures by which security holders may recommend nominees to our board of directors.

SUMMARY

On July 23, 2021, our Board of Directors voted to approve and recommend the Proposals described above and, on July 24, 2021, the Consenting Stockholders holding approximately 60% of the then-outstanding shares of our voting stock, and acting by written consent in lieu of a special meeting, approved and adopted the Proposals. This action by written consent eliminated the need for a special stockholder meeting to approve these matters. This also reduces the costs and management time involved in holding a special meeting and allows us to effect the filing of the Amendment to our Articles of Incorporation as quickly as possible.

The Amendment to our Articles of Incorporation relating to the Name Change will be filed on or about September 28, 2021, with the Secretary of State of the State of Delaware, which is not less than 20 days from the date of mailing of the definitive Information Statement.

Notwithstanding the foregoing, we must first notify FINRA of the intended Name Change by filing the Issuer Company Related Action Notification Form no later than ten (10) days prior to the anticipated record date of such action. Our failure to provide such notice may constitute fraud under Section 10 of the Exchange Act. We will also request a new ticker symbol in connection with the Name Change. The change in the ticker symbol is expected to be effective in 2021.

OTHER MATTERS

No matters other than those discussed in this Information Statement are contained in the written consent signed by the holders of a majority of the voting power of the Company.

SECURITY OWNERSHIP OF MANAGEMENT AND

CERTAIN BENEFICIAL OWNERS

The following table sets forth certain information regarding the beneficial ownership of our outstanding Common Stock and Series A Preferred Stock, as of September 8, 2021 by: (i) each of our directors, (ii) each of our named executive officers (as defined by Item 402(a)(3) of Regulation S-K promulgated under the Exchange Act), (iii) all of our directors and named executive officers as a group, and (iv) each person known to us to beneficially own more than 5% of each class of our outstanding Common Stock and Series A Preferred Stock.

Beneficial ownership has been determined in accordance with Rule 13d-3 under the Exchange Act. The percentages in the table have been calculated on the basis of treating as outstanding for a particular person, all shares of our common stock outstanding on that date and all shares of our common stock issuable to that holder in the event of exercise of outstanding options, warrants, rights or conversion privileges owned by that person at that date which are exercisable within 60 days of that date. Except as otherwise indicated, the persons listed below have sole voting and investment power with respect to all shares of our Common Stock owned by them, except to the extent that power may be shared with a spouse. The Company does not know of any arrangements the operation of which may at a subsequent date result in a change of control of the Company.

COMMON STOCK

	Common Shares	Percentage
	Owned	Of Class (1)

Mark Palumbo (2)	2,300,000	20.14%
Chief Executive Officer, Secretary, Treasurer and Director

Marla Palumbo (2)	1,200,000	10.51%
President

(1)	Based on 11,416,001 common stock shares issued and outstanding as of September 8, 2021.

(2)	This individual’s address is 855 South Mission Avenue, Suite #K400, Fallbrook, CA 92028.

SERIES A PREFERRED STOCK

	Series A Preferred Shares Owned	Percentage of Class (1)
Forty 7 Select Holdings LLC (2)(3)(4)	1,000	100%
>5% Stockholder

(1)	Based on 1,000 Series A Preferred Stock shares outstanding as of September 8, 2021.

(2)	Consists of 1,000 shares of Series A Preferred Stock, which, voting together as a class, have the right to vote 60% of the Company’s voting shares on any and all shareholder matters (the “Majority Voting Rights”). Additionally, the Company shall not adopt any amendments to the Company’s Bylaws, Articles of Incorporation, as amended, make any changes to the Certificate of Designations establishing the Series A Preferred Stock, or effect any reclassification of the Series A Preferred Stock, without the affirmative vote of at least a majority of the outstanding shares of Series A Preferred Stock. However, the Company may, by any means authorized by law and without any vote of the holders of shares of Series A Preferred Stock, make technical, corrective, administrative or similar changes to such Certificate of Designations that do not, individually or in the aggregate, adversely affect the rights or preferences of the holders of shares of Series A Preferred Stock. Other than the Majority Voting Rights, the Series A Preferred Stock does not have any other dividend, liquidation, conversion, or redemption rights, whatsoever.

(3)	Forty 7 Select Holdings LLC’s address is 31878 Del Obispo 118-331, San Juan Capistrano, CA 92675

(4)	Forty 7 Select Holdings LLC is controlled by Greg Shockey.

PROPOSAL BY SECURITY HOLDERS

No security holder has requested the Company to include any proposal in this Information Statement.

EXPENSE OF INFORMATION STATEMENT

The expenses of mailing this Information Statement will be borne by the Company, including expenses in connection with the preparation and mailing of this Information Statement and all documents that now accompany or may hereafter supplement it. It is contemplated that brokerage houses, custodians, nominees and fiduciaries will be requested to forward the Information Statement to the beneficial owners of our Common Stock held of record by such persons and that our Company will reimburse them for their reasonable expenses incurred in connection therewith.

DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

Only one Information Statement is being delivered to multiple security holders sharing an address unless the Company has received contrary instructions from one or more of the security holders. The Company shall deliver promptly upon written or oral request a separate copy of the Information Statement to a security holder at a shared address to which a single copy of the documents was delivered. A security holder can notify the Company that the security holder wishes to receive a separate copy of the Information Statement by sending a written request to the Company at the address below or by calling the Company at the number below and requesting a copy of the Information Statement. A security holder may utilize the same address and telephone number to request either separate copies or a single copy for a single address for all future information statements, proxy statements and annual reports.

COMPANY CONTACT INFORMATION

All inquiries regarding our Company should be addressed to our Company’s principal executive office:

CANNASSIST INTERNATIONAL CORP.

Attn: Chief Executive Officer

855 South Mission Avenue, Suite #K400

Fallbrook, CA 92028

888-991-2196

AVAILABILITY OF ADDITIONAL INFORMATION; INCORPORATION BY REFERENCE

The Company is subject to the informational requirements of the Exchange Act, and in accordance therewith files reports and other information with the Securities and Exchange Commission (the “SEC”) relating to its business, financial condition and other matters. Such reports and other information can be inspected and copied at the public reference facilities maintained at the SEC at 100 F Street NW, Washington, D.C. 20549. Copies of such material can be obtained upon written request addressed to the SEC, Public Reference Section, 100 F Street NW, Washington D.C. 20549, at prescribed rates. The SEC maintains a website on the Internet (http://www.sec.gov) that contains the Exchange Act Filings filed electronically with the SEC through the Electronic Data Gathering, Analysis and Retrieval System (“EDGAR”).

The SEC allows us to “incorporate by reference” into this Information Statement documents that we file with the SEC. This means that we can disclose important information to you by referring you to those documents. The information incorporated by reference is considered to be a part of this Information Statement, and later information that we file with the SEC will update and supersede that information. This Proxy Statement incorporates by reference the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020 that we have previously filed with the SEC. These documents contain important information about the Company and its financial condition.

Any person, including any beneficial owner, to whom this Information Statement is delivered may request copies of information statements and any of the documents incorporated by reference in this document or other information concerning us, without charge, by written request to CannAssist International Corp., 855 South Mission Avenue, Suite #K400, Fallbrook, CA 92028, Tel: 888-991-2196, or from the SEC through the SEC’s website at the address provided above. Documents incorporated by reference are available without charge, excluding any exhibits to those documents unless the exhibit is specifically incorporated by reference into those documents.

PLEASE NOTE THAT THIS IS NOT A REQUEST FOR YOUR VOTE OR A PROXY STATEMENT, BUT RATHER AN INFORMATION STATEMENT DESIGNED TO INFORM YOU OF CERTAIN TRANSACTIONS ENTERED INTO BY THE COMPANY.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

By Order of the Board of Directors,
/S/ Mark Palumbo
Mark Palumbo
Chief Executive Officer and Chief Financial Officer

Fallbrook, CA

September 8, 2021

APPENDIX A

CERTIFICATE OF AMENDMENT

TO THE

ARTICLES OF INCORPORATION

OF

CANNASSIST INTERNATIONAL CORP.

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CERTIFICATE OF AMENDMENT

OF THE CERTIFICATE OF INCORPORATION OF

CANNASSIST INTERNATIONAL CORP.

The corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware does hereby certify:

FIRST:          That the Board of Directors of CannAssist International Corp. adopted resolutions setting forth a proposed amendment of the Certificate of Incorporation of said corporation, declaring said amendment to be advisable and authorizing the appropriate officers of the corporation to solicit the consent of the stockholders therefor. The resolution setting forth the proposed amendment is as follows:

RESOLVED, that the amendment to the Corporation's certificate of incorporation be, and hereby is approved, to change the name of the Corporation such that Article One to the Certificate of Incorporation shall be amended to read as follows:

“ARTICLE ONE

NAME

The name of the Corporation is The Electronic Servitor Publication Network, Inc.”

SECOND:     That thereafter said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law by written consent of the stockholders holding the requisite number of shares required by statute given in accordance with and pursuant to Section 228 of the General Corporation Law of the State of Delaware.

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IN WITNESS WHEREOF, said corporation has caused this certificate to be signed this ____ day of ____, 20__.

By:
Mark Palumbo, Chief Executive Officer

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APPENDIX B

LICENSE AGREEMENT

BY AND BETWEEN

CANNASSIST INTERNATIONAL CORP.

AND

PHITECH MANAGEMENT LLC

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TECHNOLOGY LICENSE AGREEMENT

This Agreement is entered as of by and between CannAssist International Corp., a Delaware corporation (the “Company”), and Phitech Management, LLC, a Minnesota limited liability company (“Developer”) as of July 23, 2021 (the “Effective Date”).

RECITALS

WHEREAS, Developer develops and markets software and solutions for E-Gaming and E-Sports, as set forth in the Appendix I (the “Technology”); and

WHEREAS, the Company is an E-Gaming and E-Sports company that, among other things, develops and markets E-Gaming services to its customers including but not limited to commercial entertainment venues, streaming and publication service operators; and

WHEREAS, Developer wishes to allow the Company to access and use the Technology software and applications pursuant to the terms and conditions set forth in this Agreement;

AGREEMENT

NOW THEREFORE, in consideration of the mutual promises contained herein, the Developer and the Company agree as follows:

DEFINITIONS, AGREEMENT FRAMEWORK.

Definitions.

Services. The services, including but not limited to, providing and developing software and service solutions to the Company for resale to its customers and Subscribers. Services shall also include the development of particular services and applications specific to the Company’s customers and agreed to by the parties pursuant to a separately executed Service Schedule (as defined supra).

Software. Developer manufactured and proprietary owned Software, including but not limited to the Technology, used for retrieving, delivering, and analyzing user experience information, and which may be necessary to deliver the Services, and any updates, changes, enhancements, or modifications thereto during the Term of this Agreement.

Subscriber(s). The customer(s) of the Company receiving the Services; the end-user(s). Each end-user may be defined as one (1) Connection.

Business Divestiture or Acquisition. An event in which Developer sells, acquires, or transfers substantially all of its assets.

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Territory. Territory shall mean the E-Gaming and E-Sports industry served by the Company or its parent and affiliates, in all geographic or geopolitical areas (worldwide) unless expressly prohibited by law.

APPOINTMENT; LICENSE GRANTS AND LIMITATIONS.

Appointment. Subject to the terms and conditions of this Agreement, Developer hereby appoints the Company as a distributor and reseller of the Software and Services, and hereby grants to the Company a world-wide, non-exclusive, non-transferable, limited-use license to redistribute and resell the Software and Services to Subscribers within the Territory within the service/product lines of the Company.

License Grant. Developer hereby grants to the Company a world-wide, non-exclusive, limited-use license to use any Software or Services furnished to the Company hereunder. This license shall not include any right to assign, sublicense or otherwise transfer such license except as provided herein. No title to or ownership of the Software or any unmodified parts thereof is transferred to the Company under this license. The Company shall not copy any Software in whole or in part in any visual or machine-readable form, except to the extent such copying is necessary in connection with the Company's internal use of the Services. The Company may not de-compile the Software, have access to its source code, or integrate the Software into Company developed software. If, at any time, the Developer provides updated Software to the Company, such updated Software shall be subject to all the terms and conditions of this Software license and the underlying agreement. Upon termination of this Agreement or the Software license granted herein, the Software and all copies and updates thereof shall be promptly returned to the Developer. During the Term, the Developer will provide the Company with all Software updates at no additional charge. Updates will include new features to the Software that are generally made available by the Developer to its other customers. Unless otherwise agreed between the parties, all new updates obtained by the Company hereunder shall be governed by the terms of this Agreement.

Delivery of Services. The Developer will deliver the Services to the Company via the Internet, unless otherwise as mutually agreed. The Company may also use the Services for internal use, limited to customer support, sales, and demonstration purposes as defined in corresponding addendums to this agreement.

Duties of the Company. The Company or its customers shall be responsible for (i) obtaining the requisite quantity and quality of common carrier communication lines in order to receive the Services, (ii) the reliability and continued availability of such communications lines, and (iii) all equipment, hardware and software necessary for the Company to receive the Services from Developer and redistribute such services to its Subscribers, as otherwise permitted in this Agreement.

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Modifications. The Company may, from time to time, choose to redistribute other Services made available by the Developer as mutually agreed between the parties in writing. Furthermore, the Developer may modify or make reasonable changes to the Services for any reason, upon thirty (30) days written notice to the Company, except that any substantial or material changes to the Services will be mutually agreed upon in writing between the parties in an updated schedule or amendment to this Agreement.

Limitations. The parties represents that they are not engaged in, and agree not to engage in, any unlawful transaction or business that would prohibit the execution of this Agreement. Furthermore, the Company agrees not to use or knowingly permit anyone to use the Services for (a) any purpose or in any manner not authorized by this Agreement or (b) for any unlawful purpose or in any manner not in compliance with applicable laws, rules, or regulations of any federal, state, or local governmental entity of the United States or any foreign country, including all import and export laws.

Additional Services; Service Schedules. The Developer will perform or develop for the Company, as a “work made for hire”, the services or software that are described in one or more schedules or statements of work (“SOW”) that the parties may execute from time to time under this Agreement (hereinafter all referenced as “Service Schedule(s)”), all pursuant to the terms and conditions of this Agreement and the price, delivery dates, specifications, and other terms and conditions described in the applicable Schedules. Such services will include, but are not limited to, the development and/or delivery of any materials, inventions, ideas, designs, concepts, techniques, discoveries, or improvements created by the Developer. To avoid any potential for confusion as to the ownership of intellectual property created and/or used in the relationship between Developer and the Company, any Work will be designated with the following notation: “LICENSEE OWNED IP”. If such designation is not present, and if there is good faith dispute concerning the ownership of intellectual property developed or used hereunder, both parties agree that such intellectual property is owned by the Developer. Any and all services under this Agreement and/or any Schedules will hereafter be referred to as “Work”. Developer is not obligated to perform any Work, and the Company has not contracted for any Work, unless and until a Schedule is executed by both parties. Both parties agree the requirement of a written signed schedule is satisfied upon either (a) the Parties signing a schedule, or (b) Developer’s commencing Work described in a Service Schedule transmitted by an authorized and designated Company employee. In the event that Developer performs and the Company pays for any services without having executed a Service Schedule or any other written agreement applying to such services, then such services will constitute Work under this Agreement and will be governed by the terms and conditions of this Agreement.

TERM, CONCURRENT AGREEMENTS, CLOSING, TERMINATION, WIND-DOWN AND DIVESTITURE.

3.1       Term. The initial term of the License shall be for ten (10) years commencing on the date of Closing, as hereinafter defined (the “Initial Term”), and shall automatically renew for successive one-year terms (each, a “Renewal Term”) unless terminated by the Company with 30 days written notice prior to the commencement of a new term. In the event that the Company exercises its option not to renew the License, then the Company shall assign all rights to the Software and the Services back to Developer and shall take all steps to evidence, record and perfect such transfer.

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3.2       Concurrent Agreements. The grant of the License contemplated by this Agreement is conditioned upon (1) the concurrent satisfaction of the obligations of the parties under (a) the Change-in-Control Agreement by and between the Company and Jonathan Sweetser, attached hereto as Exhibit A and incorporated herein by reference (the “Change-in-Control Agreement”); and (b) the Spin-Off Agreement, attached hereto as Exhibit B and incorporated herein by reference (the “Spin-Off Agreement”); (2) effectuating a change in the corporate name of the Company as determined by the Purchaser (as defined in the Change-in-Control Agreement); and (3) the resignation of the existing officers and director of the Company and the appointment of new officers and directors of the Company shall be appointed as designated by the Purchaser (as defined in the Change-in-Control Agreement) (collectively, the “Related Transactions”).

3.3       Closing. The Closing of this Agreement (the “Closing”) is conditioned upon (1) obtaining all necessary consents and approvals from the Board of Directors of the Company and its shareholders necessary to effectuate the grant of the License as well as the Related Transactions; (2) the completion of all actions necessary to comply with applicable law in order to effectuate the grant of the License as well as the Related Transactions; and (3) obtaining requisite approval from the SEC, FINRA and the Secretary of State of Delaware, respectively, of the Related Transactions as necessary and appropriate.

3.4       Divestiture. The Developer agrees to immediately notify the Company in writing and certify in the event of a Business Divestiture or Acquisition (attaching reasonably satisfactory documentation proving such) and upon receipt of such notice, the Company may, in its sole discretion and option, terminate this Agreement any time within six (6) months after such event occurs. For the purposes of this section, “Business Divestiture or Acquisition” shall be defined as the complete sale, transfer or closure of all assets or an operating division of Developer that provides the Services hereunder within the meaning set forth above. For the avoidance of doubt, the sale or transfer of Developer assets to an affiliate, subsidiary, or common parent of Developer will not qualify as Business Divesture or Acquisition.

3.5       Termination for Cause. Either party may also terminate this Agreement for cause upon written notice to the other party, and limited to the following events:

either party is in breach of its material obligations under this Agreement and the breaching party fails to cure such breach within thirty (30) days following its receipt of written notice of such breach from the other party; or

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either party files a voluntary petition in bankruptcy under the federal bankruptcy laws or under any other applicable federal or state bankruptcy, insolvency, or other similar law; or

in the event of the entry of a decree or order for relief by a court with jurisdiction over the other party in an involuntary case under the federal bankruptcy laws, or under any other applicable federal or state bankruptcy, insolvency or other similar law, appointing a receiver, liquidator, assignee, custodian or trustee either for such party or for substantially all of such party’s assets or property, or ordering the winding-up or the liquidation of such party’s affairs, and the continuance of such decree or order for relief for a period of ninety (90) consecutive days without such decree or order being vacated or stayed; or

3.6       Wind Down Clause. Upon termination or expiration of this Agreement for any reason (other than a Material Breach by either party), the parties will continue to service existing Subscribers for a period not to exceed one (1) year (the “Wind Down Period”), and in accordance with all of the terms and conditions set forth herein. A “Material Breach” is hereby defined as a failure of performance under this Agreement by either party which is significant enough to give the aggrieved party the right to sue for breach of contract, and which has not been cured within ten (10) days after notice (5 days with respect to any payment of monies). An “existing Subscriber” is hereby defined as a Subscriber that purchased Services prior to the termination or expiration of this Agreement. During the Wind Down Period, the Company will not market, offer, or sell the Services to any new Subscribers without the express written approval by Developer.

MARKETING, CUSTOMER SERVICE, AND OTHER OBLIGATIONS.

4.1       Marketing Expenses. The Company will be solely responsible for all marketing expenses that are incurred when marketing the Services to Subscribers. Both parties will mutually agree on marketing matters and press announcements, including the use of each other’s name, trademarks, or logos, all of which must be pre-approved in writing by the other party’s marketing department prior to each party’s use.

4.2       Customer Support. The Company will be the first line of customer support to Subscribers and provide all direct customer service. Developer will reasonably provide customer support assistance by telephone or e-mail to Company personnel to help resolve any service issues directly related to the Services. Notwithstanding the foregoing, Developer will also provide the Company with off-site training via WebEx or telephone in relation to the Services, and which is necessary for the Company to provide customer support to its Subscribers. For the avoidance of doubt, and unless otherwise mutually agreed upon between the parties, any on-site training provided by Developer to the Company or its Subscribers will be provided at then current professional service rates plus time and materials.

FEES, BILLING, REPORTING, AND TAXES.

5.1       Consideration. The Company agrees to issue to Developer that certain number of restricted shares of the common stock of the Company in an amount equal to $2,500,000 divided by the trading market price of the Company’s common stock on the OTCQB (as calculated by the closing market price of the Company’s common stock on the trading day prior to the Effective Date of this Agreement) on the date of Closing of this Agreement. The shares of common stock issuable to Developer under this Agreement shall referred to as the “Shares.” The transfer of the Shares shall occur at the offices of the Company on the dates set forth above or at such other place and time as the parties may agree. Other than as agreed upon in writing by both parties, such Shares shall be the only consideration required of the Company with respect to the subject matter of this Agreement.

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5.2       Additional Fees. Any additional fees payable by the Company to Developer under this Agreement will be agreed upon in writing by both parties. The Company will administer all billing to its Subscribers and bear the entire cost of collection of any fees owed by Subscribers to the Company.

INTELLECTUAL PROPERTY RIGHTS AND INDEMNIFICATION.

6.1       Ownership of Intellectual Property. Developer warrants that it has ownership of, owns and/or controls intellectual property rights, including but not limited to copyrights, trademarks, and patents to the Services and Software, and that Developer has obtained the rights to receive, display and redistribute certain Services from its suppliers. The Company agrees and acknowledges that the intellectual property rights pertaining to the Services and Software are the exclusive property of Developer and/or its suppliers, not within the public domain, and that no ownership rights or interest to intellectual property pertaining to the Software or Services will transfer to the Company under this Agreement unless otherwise agreed to in writing.

6.2       Trademarks. The Parties expressly agree and understand that the application of trademarks or logos is not a license to one-another to apply such trademarks or logos in a manner not specifically requested by the owning Party, nor is it a license to use, in any way, the trademarks or logos for any purposes outside the scope of this Agreement. Furthermore, it is expressly agreed and understood that with the exception of the use permitted herein, the Parties will not now or in the future:

•     use any mark, symbol or device identical to or similar to any trademark or logo; or

•     attempt to register or otherwise establish any rights in or to the use of the other’s trademark or logo; or

•     attempt to assign or transfer to another any right to apply or use, in any way, any trademark or logo.

6.3        Indemnification. Developer will indemnify, defend and hold harmless the Company as to any rightful claim that the Company's use of the Services or Software infringes the intellectual property rights, patent or copyright of a third party, provided that the Company gives Developer prompt written notice of the claim, allows Developer to have sole control of the defense or settlement thereof, and cooperates fully with Developer’s defense or settlement. Developer will not be liable to the Company for any claim that the infringement resulted from the use of the Services or Software in modified form or in a manner for which they were not designed or exceeding any scope of use designated by Developer. The foregoing states the entire liability of Developer with respect to infringement of intellectual property by Developer, and in no event shall Developer be liable for consequential and/or incidental damages to any party, even if advised of the possibility of such.

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WARRANTY, AND LIMITATION OF LIABILITY.

7.1       Warranty. Developer warrants to the Company that (a) the Software will reasonably perform as specified in any documentation provided by Developer for entire Term under this Agreement and (b) as of the time of delivered of the Software to the Company, the software will not contain any viruses that are detectable by industry standard virus detection methods. In addition, Developer warrants that the media on which the Software is distributed, to the extent provided by Developer, will be free from defects in materials and workmanship under normal use for ninety (90) days after the Effective Date. It is understood and agreed that any Services provided to the Company by Developer pursuant to this Agreement are only advisory in nature.

7.2       DISCLAIMER, LIMITATION OF LIABILITY. EXCEPT TO THE EXTENT SET FORTH IN THE WARRANTY SECTION ABOVE, Developer MAKES NO OTHER WARRANTIES, WHETHER ORAL, WRITTEN, EXPRESS OR IMPLIED, WITH RESPECT TO THE SERVICES, SOFTWARE, OR INFORMATION TO BE PROVIDED UNDER THIS AGREEMENT, INCLUDING ANY IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, OR THAT THE SOFTWARE (OR SERVICES) WILL BE DELIVERED WITHOUT INTERRUPTION.

CONFIDENTIALITY.

8.1       During the Term of this Agreement, either party (hereinafter referred to in this section as the “Disclosing Party”) may disclose certain Confidential Information to the other party (hereinafter referred to in this section as the “Receiving Party”). The Receiving Party shall maintain the confidentiality of such Confidential Information and shall not use, disclose to any third party, or otherwise exploit any Confidential Information for any purpose not expressly contemplated for the benefit of the Disclosing Party under this Agreement.

8.2       For purposes of this Section, the term "Confidential Information" shall mean any non-public data or information, oral or written, that relates to the Disclosing Party’s past, present or future products, research, development or business activities, including any unannounced products and services, and including any information relating to services, developments, inventions, processes, plans, financial information, customer and supplier lists, forecasts and projections. Notwithstanding the foregoing, Confidential Information shall not include information that: (a) is publicly available or in the public domain at the time disclosed; (b) is or becomes publicly available or enters the public domain through no fault of the Receiving Party; (c) is rightfully communicated to the Receiving Party by persons not bound by confidentiality obligations with respect thereto; (d) is already in the Receiving Party’s possession free of any confidentiality obligations with respect thereto; (e) is independently developed by the Receiving Party; (f) is approved in writing for release or disclosure by the Disclosing Party or the disclosing third party without restriction; or (g) is required to be disclosed or is disclosed pursuant to the order or requirement of a court, administrative agency or other governmental body; provided, however, that the Receiving Party shall provide prompt notice thereof to the Disclosing Party or the disclosing third party to enable the Disclosing Party or such disclosing third party to seek a protective order or otherwise prevent or restrict such disclosure. In addition, information shall not be deemed to be Confidential Information for purposes of this Agreement unless it is designated in writing to be confidential or proprietary, or if given orally, is confirmed in writing as having been disclosed as confidential or proprietary within a reasonable time (not to exceed thirty (30) days) after the oral disclosure.

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FIRST RIGHT OF REFUSAL; SUB-DISTRIBUTORS.

9.1       First Right of Refusal. Developer will provide the Company with the first right of refusal as the sole marketing agent and reseller for Software and Services outside the scope of this Agreement and not identified herein. The foregoing is conditioned on good faith negotiations for appropriate consideration.

9.2       Appointment of Sub-Distributors. The Company may appoint sub-distributors with consent from Developer that may not unreasonably withheld; provided, however, that any compensation to such sub-distributors shall be solely the Company’s responsibility. Any agreement with such sub-distributors with respect shall be coterminous with this Agreement.

MISCELLANEOUS.

10.1       Independent Contractors. The parties act as independent contractors of each other. Nothing herein is deemed to constitute the parties as partners, joint venturers, or principal and agent. Except as expressly contemplated by this Agreement, the parties have no authority to bind each other legally or equitably by contract, admission, acknowledgment or undertaking or to represent each other as to any matters.

10.2       Governing Law / Disputes. The validity, construction, and interpretation of the terms and conditions herein and all rights and duties of the Parties shall be governed by the substantive laws of the State of Minnesota without regard to conflict of laws rules.

10.3       Notices. Any notice, demand or other communication required or permitted to be given under this Agreement must be in writing and shall be deemed delivered to a party (a) when delivered by hand or courier, (b) when sent by confirmed facsimile with a copy sent by another means specified in this Section, or (c) six (6) days after the date of mailing if mailed by pre-paid certified or registered mail, return receipt requested and postage prepaid.

10.4       Force Majeure. If either party is prevented from performing any portion of this Agreement by causes beyond its control, including civil commotion, war, governmental regulations or controls, casualty, or acts of God, such defaulting party shall be excused from performance for a period equal to the time that such cause has lasted. If a force majeure event prevents either party from performing its obligations for more than sixty (60) days, the unaffected party may elect: (a) to terminate this agreement in whole or in part without further payment liability other than the service fees that have accrued through the actual termination date.; or (b) to suspend the Agreement, in whole or part, for the duration of the force majeure circumstances.

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10.5       Non-Hiring. Without obtaining prior written approval from the other party, and for the Term of this Agreement and six (6) months thereafter, neither party shall: (a) knowingly solicit any employee or agent of the other party to end the employee’s or agent’s relationship with the other party; or (b) knowingly employ, as an employee, agent, consultant, or otherwise compensate for services, any individual employed, as an employee or agent, by the other party. For the avoidance of doubt, the foregoing limitations will not apply to employment advertisements or solicitations made available to the general public by either party.

10.6       Assignment. Notwithstanding Section 9.2 above, neither party may assign this Agreement without the prior written consent of the other party hereto, except that either party may, upon written notice and without the prior written consent of the other party, assign this Agreement to a successor-in-interest pursuant to a merger or acquisition. Notwithstanding the foregoing, the parties acknowledge that this Agreement will be fully binding and assumed by any authorized successors or assigns of either party.

10.7.       Waiver and Amendment. The waiver or failure of either party to exercise in any respect any right provided for herein shall not be deemed a waiver of any further right hereunder. Any changes, additions, or waivers to the terms and conditions of this Agreement will be agreed upon by both parties in writing and will be attached as a written document signed by the parties.

10.8.       Counterparts. This Agreement may be executed in one or more counterparts, each of which is deemed an original but all of which taken together constitute one and the same instrument.

10.9.       Sections and Headings. The headings contained herein are for the convenience of reference only and are not intended to define, limit, expand or describe the scope or intent of any provision of this Agreement.

10.10.       Entire Agreement. Other than the agreements underlying the Related Transactions, this Agreement, together with all schedules and exhibits hereto, constitutes the entire agreement and understanding of the parties relating to the subject matter hereof and supersedes all prior negotiations and understandings between the parties, both oral and written, regarding such subject matter. Upon the effective date, this Agreement replaces all prior agreements, whether written or oral, on the subject matter hereof between the parties. In the event that any portion of this Agreement is held to be unenforceable, the remaining portions of this Agreement shall be interpreted to give maximum effect to the intent of the parties. The undersigned hereby agrees to and accepts the foregoing terms and conditions and hereby repudiates any terms and conditions that are inconsistent with the foregoing.

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In Witness Whereof, each of the parties has executed this Technology License Agreement, in the case of the Company by its duly authorized officer, as of the day and year first above written.

Developer:		Company:

PHITECH MANAGEMENT, LLC		CannAssist International Corp.

By	/s/ Jonathan Sweetser	By:	/s/ Mark Palumbo
	Jonathan Sweetser, Manager		Mark Palumbo, Chief Executive Officer

APPENDIX I

LICENSED TECHNOLOGY

Technology related to Electronic Sports Gaming, related patent applications, related trade-secrets and associated knowhow, including methods, techniques, specifications, procedures, information, systems, knowledge and business processes required to practice and carry-on business in the field of data collection, security and management.

APPENDIX C

SPIN-OFF AGREEMENT

BY AND BETWEEN

CANNASSIST INTERNATIONAL CORP.

AND

MARK PALUMBO

SPIN-OFF AGREEMENT

THIS SPIN-OFF AGREEMENT (this “Agreement") is executed as of July 23, 2021, by the undersigned Seller ("Seller"), and undersigned Purchaser ("Purchaser") wherein 100% of the membership units of Xceptor LLC, a wholly owned subsidiary of the Seller (“Xceptor"), are being sold pursuant to the terms and conditions set forth below:

1. Membership Units to be Sold by Seller: 100% of the issued and outstanding membership units of Xceptor (the “Units”).

2. Unit Ownership and Sale. The Seller is the owner of the Units free and clear of any encumbrances. The Seller has full and complete right to sell the Units. The transaction shall be consummated when the purchase funds and the necessary transfer documents have been delivered to the respective parties.

3. Purchase Price. The aggregate purchase price for the Units is $1.00 (the “Purchase Price”), which shall be conveyed at or around the Closing (as hereinafter defined).

4. Voluntary Nature of Transaction. The sale of the Units by the Seller to the Purchaser is made freely and voluntarily by the Seller. The Seller, in selling the Units to the Purchaser, is not acting under fraud, duress, menace or undue influence. The Seller makes no representations as to the value of the stock or financial condition of the Company.

5. Termination of Palumbo License. At the Closing (as hereinafter defined), that certain Technology License Agreement entered into by and between Purchaser and Seller dated April 29, 2019 (the “Palumbo License Agreement”) shall be terminated and the Seller shall assign all rights to the underlying Intellectual Property (as defined in the Palumbo License Agreement) to the Purchaser.

6. Concurrent Agreements; Appointment and Resignations. The sale of the Units by the Seller to the Purchaser contemplated by this Agreement is conditioned upon (1) the concurrent satisfaction of the obligations of the parties under (a) the Technology License Agreement, attached hereto as Exhibit A and incorporated herein by reference (the “License Agreement”); and (b) the Change-in-Control Agreement by and between Seller and Jonathan Sweetser, attached hereto as Exhibit B and incorporated herein by reference (the “Change-in-Control Agreement”); (2) effectuating a change in the corporate name as determined in the Change-in-Control Agreement; and (3) the resignation of the existing officers and director of the Company and the appointment of new officers and directors of the Company shall be appointed as determined in the Change-in-Control Agreement (collectively, the “Related Transactions”).

7. Closing; Consents, Approval and Compliance. The Closing of this Agreement (the “Closing”) is conditioned upon (1) obtaining all necessary consents and approvals from the Board of Directors of the Seller and its shareholders necessary to effectuate the sale of the Units by the Seller as well as the Related Transactions; (2) the completion of all actions necessary to comply with applicable law in order to effectuate the sale of the Units as well as the Related Transactions; and (3) obtaining requisite approval from the SEC, FINRA and the Secretary of State of Delaware, respectively, of the Related Transactions as necessary and appropriate.

SIGNATURES

IN WITNESS WHEREOF, the undersigned executes this Agreement as of the date set forth above.

SELLER:		PURCHASER:

Signature:	/s/ Mark Palumbo	Signature:	/s/ Mark Palumbo

By:	Mark Palumbo	By:	Mark Palumbo

Title:	Chief Executive Officer

Entity Name:	CannAssist International Corp.

APPENDIX D

ANNUAL REPORT ON FORM 10-K

OF

CANNASSIST INTERNATIONAL CORP.

FOR THE YEAR ENDING DECEMBER 31, 2020

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 10-K

☒ ANNUAL REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the fiscal year ended: December 31, 2020

or

☐ TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the transition period from _____________ to ___________________

Commission File No. 000-55740

CANNASSIST INTERNATIONAL CORP.

(Exact name of registrant as specified in its charter)

Delaware	82-1873116
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

855 SOUTH MISSION AVENUE, SUITE #K400

FALLBROOK CA 92028

(Address of principal executive offices)

Issuer’s telephone number: 888-991-2196

Securities Registered pursuant to Section 12(b) of the Act: None

Securities Registered pursuant to Section 12(g) of the Exchange Act: Common Stock, $.0001 par value per share

Indicate by check mark if the registrant is a well-known seasoned issuer, as defined in Rule 405 of the Securities Act.

Yes ☐ No ☒

Indicate by check mark if the registrant is not required to file reports pursuant to Section 13 or 15(d) of the Act.

Yes ☐ No ☒

Indicate by check mark whether the registrant (1) has filed all reports required to be filed by section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.

Yes ☒ No ☐

Indicate by check mark whether the registrant has submitted electronically every Interactive Data File required to be submitted pursuant to Rule 405 of Regulation S-T (§ 232.405 of this chapter) during the preceding 12 months (or for such shorter period that the registrant was required to submit such files).

Yes ☒ No ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See definitions of “large accelerated filer,” “accelerated filer,” “smaller reporting company,” and “emerging growth company” in Rule 12b-2 of the Exchange Act.

Large accelerated filer	☐	Accelerated filer	☐
Non-accelerated filer	☒	Smaller reporting company	☒
		Emerging growth company	☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Indicate by check mark whether the registrant has filed a report on and attestation to its management’s assessment of the effectiveness of its internal control over financial reporting under Section 404(b) of the Sarbanes-Oxley Act (15 U.S.C. 7262(b)) by the registered public accounting firm that prepared or issued its audit report).     Yes ☐  No ☑

Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Act).

Yes ☐ No ☒

As of June 30, 2020, the last business day of the registrant’s most recently completed second fiscal quarter, there was no established public trading market for the common stock of the registrant and therefore, an aggregate market value of the registrant’s common stock is not determinable.

At March 29, 2021, there were 18,916,001 shares of the registrant’s common stock issued and outstanding.

DOCUMENTS INCORPORATED BY REFERENCE

None

Throughout this report, unless otherwise designated, the terms “we,” “us,” “our,” “the Company,” “our company” and “CannAssist” refer to CannAssist International Corp. and its wholly owned subsidiary, Xceptor LLC, Inc. All amounts in this report are in U.S. Dollars, unless otherwise indicated.

FORWARD-LOOKING STATEMENTS

This Annual Report on Form 10-K contains “forward-looking statements.” The use of words such as “anticipates,” “estimates,” “expects,” “intends,” “plans” and “believes,” among others, generally identify forward-looking statements. These forward-looking statements are based on our management’s expectations and assumptions about future events as of the date of this Annual Report on Form 10-K, which are inherently subject to uncertainties, risks and changes in circumstances that are difficult to predict. Forward-looking statements include statements about our expectations, beliefs or intentions regarding our product offerings, business, financial condition, results of operations, strategies or prospects. You can identify forward-looking statements by the fact that these statements do not relate strictly to historical or current matters. Rather, forward-looking statements relate to anticipated or expected events, activities, trends or results as of the date they are made. Because forward-looking statements relate to matters that have not yet occurred, these statements are inherently subject to risks and uncertainties that could cause our actual results to differ materially from any future results expressed or implied by the forward-looking statements. Many factors could cause our actual activities or results to differ materially from the activities and results anticipated in forward-looking statements. These forward-looking statements are only predictions and reflect our views as of the date they are made with respect to future events and financial performance. We undertake no obligation to update, and we do not have a policy of updating or revising, these forward-looking statements.

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PART I

ITEM 1. BUSINESS.

THE BUSINESS

Corporate History and General Information

CannAssist International Corp. was incorporated on May 17, 2017 under the laws of the State of Delaware to engage in any lawful corporate undertaking, including, but not limited to, selected mergers and acquisitions.

The Company's corporate offices are located at 855 South Mission Avenue, Suite #K400, Fallbrook CA 92028. The Company's email address is info@xceptorllc.com, and its website is xceptorcbd.com. The Company’s telephone number is 760-990-3091.

Background

The Company has only recently emerged from its status as a development-stage company, and it has limited operating history and is expected to experience losses in the near term. The Company’s independent auditors have issued a report raising substantial doubt about the Company’s ability to continue as a going concern.

Business Overview

CannAssist produces and sells products developed using its cannabidiol ("CBD") product, “Cibidinol,” which is formulated based on a process developed by its founder Mark Palumbo. CBD is a non-psychoactive compound found in hemp. CannAssist’s initial research and development work, aimed at enhancing the bioavailability of desired molecular structures, resulted in the creation of a line of CBD products, including its proprietary pain cream, using its CBD product, Cibidinol, as an ingredient. Cibidinol will be used in a line of consumable and topical products that the Company believes will make enhanced CBD products more available and accessible to consumers.

The Products and Process

CannAssist currently produces a line of topical products and intends to expand its product lines to produce a number of consumable and topical products in various delivery forms including capsules, sublingual drops, films, troches, lotions, creams, sprays, powders and suppositories, which will use its product, Cibidinol, as an ingredient. CannAssist's product offerings are based on formulation and manufacturing processes that are intended to enhance the bioavailability of CBD. Enhanced bioavailability is important as CBD and related compounds are oil-based and thus are not easily absorbed into the body. CannAssist's process is intended to allow for quicker absorption and reduced dosage requirements.

CannAssist intends to provide a line of CBD infused products that are produced with the Company's process of enhancing bioavailability. It is CannAssist's intent to create and maintain a robust product line. CannAssist’s research and development will also focus on studying adjunctive materials to use with the CBD product including (but not limited to) vitamins, anti-oxidants, sleep aids, and other ingredients. The Company’s CBD product Cibidinol is made from “hemp,” which is defined as “the plant Cannabis sativa L. and any part of that plant, including the seeds thereof and all derivatives, extracts, cannabinoids, isomers, acids, salts, and salts of isomers, whether growing or not, with a delta-9 tetrahydrocannabinol concentration of not more than 0.3 percent on a dry weight basis.”

Plan of Operation and Presence in the Market

CannAssist manufactures and distributes its products at facilities located in Carrollton, Texas, located at 2210 Hutton Drive, Carrollton, Texas 75006. The Company has shifted its focus from research and development to the commercialization of its products. The Company currently offers a topical lotion containing Cibidinol and plans to launch more products in the near future (which are currently under development). We sell our products directly online through our established website found at xceptorcbd.com. We currently have four active sales contractor distributors with plans to add two more sales representatives by the end of next year.

Over the next twelve months, CannAssist plans to solidify its market presence and position by enhancing current and developing new strategic relationships. Products will be sold through distributors and wholesalers and through a significant online market presence. CannAssist will also evaluate the generation of additional revenue streams through the licensing of its manufacturing processes to strategic partners. Specifically, in 2021, the Company plans to expand its product line by adding scents and flavors and concentration levels to its existing products, establish strategic partnerships with farms and other suppliers and engage in clinical studies in connection with its products.

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There is no assurance that the Company’s activities will generate sufficient revenues to sustain its operations without additional capital, or if additional capital is needed, that such funds, if available, will be obtainable on terms satisfactory to the Company. Accordingly, given the Company’s limited cash and cash equivalents on hand, the Company will be unable to implement its business plans and proposed operations unless it obtains additional financing or otherwise is able to generate revenues and profits. The Company may raise additional capital through sales of debt or equity, obtain loan financing or develop and consummate other alternative financial plans. In addition, the Chief Executive Officer and several shareholders may fund the Company’s operations, if needed, during the next 12 months or until the Company can generate an ongoing source of capital sufficient to independently continue its operations.

The Company anticipates that it would need approximately $4,500,000 over the next 12 months to continue as a going concern, satisfy its capital commitments and continue its operations in accordance with its current business plan, which will be used to fund expenses related to operations, office supplies, travel, salaries and other incidental expenses. Management believes that this capital would allow the Company to meet its operating cash requirements, cover overhead cost and general liabilities of the Company, and allow the Company to achieve overall sustainable profitability by facilitating the Company’s business.

Pricing

We price our products using a formula that accounts for all Costs of Goods Sold (“COGS”) a sales margin as applied to these costs from 7.5 - 8.5 times COGS.

The Market – CBD Products

According to the Brightfield Group (“Brightfield”), the hemp-derived CBD market will reach sales of $22 billion by 2022, as compared to $591 million in 2018. According to Brightfield, main drivers of growth would be:

•	Increased investment.
•	The popularity of hemp CBD versus pharmaceutical products as wellness trends continue.
•	The evolution of distribution channels.
•	The expansion of the offering – driven by more product types and constant innovation.

According to Brightfield, 55% of CBD users purchase their CBD products at storefront dispensaries, 31% through local delivery services, and 17% online. Most of the remainder of CBD products are sourced from friends, dealers and cooperatives (8-9% each). Among CBD users, 80% use CBD products at least once a week, and about 41% use them every day. Approximately 4% of CBD consumers are occasional users, turning to CBD products less than once a month. Over half of CBD users have bought 1-2 CBD products over the last two weeks, and roughly 17% have bought 3 or more over the same time period. CBD users tend to enjoy having low or micro-doses of CBD (10 mg or less), once or twice per day.

According to Brightfield, the demographic age of CBD users are as follows: the largest group (nearly one third) between ages 35 and 49, and the 26-34 and 50-64 age, ranges each making up 20-25% of the market. Among CBD users, hemp-derived CBD users lean slightly older, more likely to fall into the 50-64 age range, and less likely to fall into the 26-34 age range. In general, significantly more CBD users are female (55%) than male (44%), with that figure being driven up by hemp-derived CBD users, 59% of whom were female. CBD users reflect the general population in terms of income, but within their ranks, slightly more hemp-derived CBD users fall into the lower-income groups (employed but making less than $40K). CBD users are generally well-educated - only 1.3% have not (yet) received their high school diplomas, whereas 15.4% have a graduate or post-grad degree completed. Nearly half of CBD users have a Bachelor’s Degree or beyond. CBD users are the most likely to be married – with 43% having spouses. At least 37% are married among all respondents, and this is the most common status. Just over 30% of CBD users are single.

Customer Profile

Among companies that we believe will purchase products from CannAssist, Management will target customers with the following demographic profile when implementing its marketing campaigns:

•	Operates as a distributor or manufacturer of consumable goods
•	Is a brand firm that is looking to enter the CBD products market
•	Generates revenues in excess of $10 million per year
•	Will spend $100,000 to $1.5 million per year via purchase orders.

Also, consumers will have direct online access to CannAssist’s products. CannAssist will target consumers who frequently use social media, make general and healthcare purchases through online marketplaces, and perform web searches for healthcare and lifestyle information.

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Marketing and Sales Strategy

Management intends on using a number of sales and marketing strategies to ensure market share and sales volume.

CannAssist intends to market its products by building a large word-of-mouth referral network once the business establishes a strong brand name and by maintaining extensive relationships with third party cosmetics and consumables manufacturers and distributors.

CannAssist intends to develop an independent sales network that will operate on a commission basis. At this time, Management is developing a commission schedule that will provide agents with a range of commissions depending on the volume and type of business secured. Management expects to have three to four independent sales agents.

CannAssist’s Management Team, and its sales agents will frequently attend trade shows and industry forums to formalize and secure incremental and new revenue sources.

CannAssist is developing preferred pricing models for distributors, manufacturers, and partners to drive volume in desired product segments and to ensure consistent and predictable sales sources.

Competition

The current market place currently consists of collectives, dispensaries, licensed pain management clinics, and related entities that are licensed to sell CBD based products. There are also a number of online vendors that provide diverse inventories of CBD infused products. Most states explicitly allow for the sale of CBD products that have been produced from industrial hemp with limited quantities of psychoactive ingredients. As such, larger corporations that are able to strictly adhere to these manufacturing standards are entering the market with consumable and topical products that feature CBD as one of the primary ingredients.

We believe that one of the main competitive advantages that CannAssist will have over its competition is that the business is able to increase the bioavailability of CBD through what we believe to be a unique manufacturing process. We believe that this will remain as one of the strongest advantages that CannAssist will have throughout the life of the business. Furthermore, we believe that this technology additionally advances a more consumer accessible costing.

Suppliers, Distributors and Other Strategic Partners

We purchase materials to formulate our CBD products from GenCanna Global USA, Inc. and Isodiol International Inc.

The Company will lease production and R&D space from Cosmetic Innovations (CI) and CI will provide some outsourced production services. The Company has not yet entered into a formal agreement with CI, but plans to do so in the near future.

Employees

CannAssist has 2 employees.

Property

All manufacturing and distribution operations will occur at CannAssist's facilities in Carrollton, Texas. The facility's address is:

2210 Hutton Drive

Carrollton, Texas 75006

CannAssist's corporate facilities are located at:

1548 Loch Ness Dr.

Fallbrook, CA 92028

Intellectual Property

On April 29, 2019, CannAssist International Corp. (the “Company”) entered into a Technology License Agreement with Mark Palumbo (“Licensor”) whereby the Licensor granted to the Company an exclusive worldwide license (the “License”) to use, market, promote and distribute certain technology related to a provisional patent application for a “Process for creating Carbohydrate Complexes with Cannabinoids and other Hydrophobic Molecules in large scale,” related patent applications, related trade-secrets and associated knowhow, including methods, techniques, specifications, procedures, information, systems, knowledge and business processes required to practice and carry on business in the field of data collection, security and management (the “Technology”). The initial term of the License is 5-years (the “Initial Term”) and shall automatically be renewed for successive 1-year terms (each, a “Renewal Term”) unless the Company elects to terminate the License by giving 30 days’ written notice prior to commencement of a Renewal Term. In exchange for the License of the Technology, the Company issued to the Licensor 5,000,000 restricted shares of its common stock, valued at par value per share, at the effective date of the agreement and shall issue to the Licensor an additional 1,000,000 shares restricted shares of its common stock, valued at par value per share, at the commencement of each Renewal Term. Mark Palumbo, the Licensor of the Technology, is also an officer and director of the Company.

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Notwithstanding the foregoing, the Company does not currently hold any other intellectual property or trade secret protection on any other aspects of its business. The Company currently plans on attempting to obtain patents, copyright, trademarks and/or service marks on its products; provided, there can be no assurance that the Company can obtain effective protection against unauthorized duplication or the introduction of substantially similar products.

Effect of Existing or Probable Governmental Regulation

The Company’s CBD products are subject to various state and federal laws regarding the production and sales of hemp-based products. Section 12619 of the Agriculture Improvement Act of 2018 (“2018 Farm Bill”) removed “hemp,” as defined in the Agricultural Marketing Act of 1946 (the “1946 Agricultural Act”), from the classification of “marijuana,” which is generally prohibited as a Schedule I drug under the Controlled Substances Act of 1970 (“CSA”). Under the 1946 Agricultural Act (as amended by the 2018 Farm Bill), the term “hemp” means “the plant Cannabis sativa L. and any part of that plant, including the seeds thereof and all derivatives, extracts, cannabinoids, isomers, acids, salts, and salts of isomers, whether growing or not, with a delta-9 tetrahydrocannabinol concentration of not more than 0.3 percent on a dry weight basis.” As a result of the passage of the 2018 Farm Bill, and since the Company believes that its CBD products contain parts of the cannabis plant with a delta-9 tetrahydrocannabinol (“THC”) concentration of not more than 0.3 percent on a dry weight basis, the Company believes that its CBD products are not governed by the CSA and, ergo, would not be subject to prosecution thereunder because the Company believes that its CBD products contain “hemp” within the meaning of the 1946 Agricultural Act (as amended by the 2018 Farm Bill) and do not contain any “marijuana” as prohibited under the CSA (as amended by the 2018 Farm Bill); provided, however, there is a lack of legal protection for hemp-based products that contain more than 0.3 percent THC and there is a risk that the Company would be subject to prosecution under the CSA in the event that its CBD products are found to contain more than 0.3 percent THC.

Furthermore, the 1946 Agricultural Act (as amended by the 2018 Farm Bill) provides additional regulations regarding the production of hemp-based products and there is the risk that the Company’s CBD products may be found to be in violation of these regulations. Specifically, the 1946 Agricultural Act (as amended by the 2018 Farm Bill) contains provisions relating to the shared state-federal jurisdiction over hemp cultivation and production, whereby states and Indian tribes have been delegated the broad authority to regulate and limit the production and sale of hemp and hemp products within their borders. Under the 1946 Agricultural Act (as amended by the 2018 Farm Bill), a plan under which a State or Indian tribe monitors and regulates the production of hemp shall only be required to include “(i) a practice to maintain relevant information regarding land on which hemp is produced in the State or territory of the Indian tribe, including a legal description of the land, for a period of not less than 3 calendar years; (ii) a procedure for testing, using post-decarboxylation or other similarly reliable methods, delta-9 tetrahydrocannabinol concentration levels of hemp produced in the State or territory of the Indian tribe; (iii) a procedure for the effective disposal of—(I) plants, whether growing or not, that are produced in violation of this subtitle; and (II) products derived from those plants; (iv) a procedure to comply with enforcement procedures [ ]; (v) a procedure for conducting annual inspections of, at a minimum, a random sample of hemp producers to verify that hemp is not produced in violation of [applicable law]; (vi) a procedure for submitting the information [ ], as applicable, to the Secretary of Agriculture (the “Secretary”) not more than 30 days after the date on which the information is received; and (vii) a certification that the State or Indian tribe has the resources and personnel to carry out the practices and procedures described in clauses (i) through (vi).” Further, a hemp producer in a State or the territory of an Indian tribe for which a State or Tribal plan is approved shall be determined to have negligently violated the State or Tribal plan, including by negligently— “(i) failing to provide a legal description of land on which the producer produces hemp; (ii) failing to obtain a license or other required authorization from the State department of agriculture or Tribal government, as applicable; or (iii) producing Cannabis sativa L. with a delta-9 tetrahydrocannabinol concentration of more than 0.3 percent on a dry weight basis.” A hemp producer that negligently violates a State or Tribal plan 3 times in a 5-year period shall be ineligible to produce hemp for a period of 5 years beginning on the date of the third violation. If the State department of agriculture or Tribal government in a State or the territory of an Indian tribe for which a State or Tribal plan, as applicable, determines that a hemp producer in the State or territory has violated the State or Tribal plan with a culpable mental state greater than negligence— “(i) the State department of agriculture or Tribal government, as applicable, shall immediately report the hemp producer to —(I) the Attorney General; and (II) the chief law enforcement officer of the State or Indian tribe, as applicable.” In the case of a State or Indian tribe for which a State or Tribal plan is not approved, the production of hemp in that State or the territory of that Indian tribe shall be subject to a plan established by the Secretary to monitor and regulate that production. A plan established by the Secretary under shall include— “(A) a practice to maintain relevant information regarding land on which hemp is produced in the State or territory of the Indian tribe, including a legal description of the land, for a period of not less than 3 calendar years; (B) a procedure for testing, using post-decarboxylation or other similarly reliable methods, delta-9 tetrahydrocannabinol concentration levels of hemp produced in the State or territory of the Indian tribe; (C) a procedure for the effective disposal of—(i) plants, whether growing or not, that are produced in violation of [applicable law]; and (ii) products derived from those plants; (D) a procedure to comply with the enforcement procedures; (E) a procedure for conducting annual inspections of, at a minimum, a random sample of hemp producers to verify that hemp is not produced in violation of this subtitle; and (F) such other practices or procedures as the Secretary considers to be appropriate. The Secretary shall also establish a procedure to issue licenses to hemp producers. In the case of a State or Indian tribe for which a State or Tribal plan is not approved under applicable law, it shall be unlawful to produce hemp in that State or the territory of that Indian tribe without a license issued by the Secretary. A violation of a plan established by the Secretary shall be subject to enforcement and the Secretary shall report the production of hemp without a license issued by the Secretary to the Attorney General. In the event that the Company’s CBD products are found to be in violation of these regulations, the Company may become subject to enforcement action as provided for in the 1946 Agricultural Act (as amended by the 2018 Farm Bill) and may become subject to prosecution thereunder.

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 Furthermore, the Company’s CBD products are subject to the application of laws relating to health and safety of our products. Specifically, the Company’s CBD products may be governed by the Federal Food Drug and Cosmetic Act (FD&C Act) as a drug. The FD&C Act is intended to assure the consumer, in part, that drugs and devices are safe and effective for their intended uses and that all labeling and packaging is truthful, informative, and not deceptive. The FD&C Act and FDA regulations define the term drug, in part, by reference to its intended use, as “articles intended for use in the diagnosis, cure, mitigation, treatment, or prevention of disease” and “articles (other than food) intended to affect the structure or any function of the body of man or other animals.” Therefore, almost any ingested or topical or injectable product that, through its label or labeling (including internet websites, promotional pamphlets, and other marketing material), that is claimed to be beneficial for such uses will be regulated by FDA as a drug. The definition also includes components of drugs, such as active pharmaceutical ingredients. The FD&C Act defines cosmetics by their intended use, as "articles intended to be rubbed, poured, sprinkled, or sprayed on, introduced into, or otherwise applied to the human body...for cleansing, beautifying, promoting attractiveness, or altering the appearance." See FD&C Act, sec. 201(i). Among the products included in this definition are skin moisturizers, perfumes, lipsticks, fingernail polishes, eye and facial makeup preparations, cleansing shampoos, permanent waves, hair colors, and deodorants, as well as any substance intended for use as a component of a cosmetic product. Under the FD&C Act, cosmetic products and ingredients, with the exception of color additives, do not require FDA approval before they go on the market. Drugs, however, must generally either receive premarket approval by FDA through the New Drug Application (NDA) process or conform to a "monograph" for a particular drug category, as established by FDA's Over-the-Counter (OTC) Drug Review. These monographs specify conditions whereby OTC drug ingredients are generally recognized as safe and effective, and not misbranded. Certain OTC drugs may remain on the market without an NDA approval until a monograph for its class of drugs is finalized as a regulation. However, once FDA has made a final determination on the status of an OTC drug category, such products must either be the subject of an approved NDA (see FD&C Act, sec. 505(a) and (b), or comply with the appropriate monograph for an OTC drug. The Company’s CBD topical lotion has a NDC code 72519-101-11 and can be referred to as a pain cream. It uses Methyl Salicylate as a monographed pain reliever at monographed levels. All of the Company’s other products are cosmetic or ingestible forms with no claims subject to pre-approval by the FDA.

In April 2019, the Company filed an application to obtain a Bulk Drug Substance License under Section 503b of the Federal Food Drug and Cosmetic Act (FD&C Act) in order to expand the Company’s business into a new market segment and attract new potential customers operating as “contract compounders.” Generally, the grant of a Bulk Drug Substance License under Section 503b by the FDA is an approval for contract compounder pharmacists to use the Issuer’s product in prescribed drug blends customized for patient use. While the Company’s operations are still currently being reviewed as part of the FDA’s Bulk Drug Substance License (503b) program and is still pending, the continuation of the Company’s business is not related to the outcome of the FDA’s Bulk Drug Substance License (503b) program review and the Company will be permitted to continue its current business and operations even if the Company’s application for a Bulk Drug Substance License under Section 503b is denied; the continuation of the Issuer’s current business and operations is completely independent of its application for a Bulk Drug Substance License under Section 503b, which, to reiterate, was primarily instituted as a means to expand the Issuer’s business into a new market segment and attract new potential customers operating as “contract compounders.”

Costs and Effects of Compliance with Environmental Laws

Not applicable.

Legal Matters

 We know of no material, existing or pending legal proceedings against CannAssist, nor is it involved as a plaintiff in any material proceeding or pending litigation. There are no proceedings in which our directors, officers or any affiliates, or any registered or beneficial shareholder, is an adverse party or has a material interest adverse to our interest.

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THE COMPANY

Change of Control

CannAssist International Corp. (“CannAssist” or the “Company”) was incorporated as “Iris Grove Acquisition Corporation” on December 7, 2016 under the laws of the State of Delaware.

In June 2018, the Company effected a change in control of Iris Grove Acquisition Corporation. As part of that change in control, the then officers and directors of Iris Grove resigned, the Company redeemed 20,000,000 shares of the then 20,000,000 shares of common stock outstanding. Mark Palumbo was appointed the sole officer and director of the Company and the Company issued an aggregate of 3,000,000 shares of common stock to Mr. Palumbo.

In connection with the change in control, the shareholders of the Company and its board of directors unanimously approved the change of the Company’s name from Iris Grove Acquisition Corporation to CannAssist International Corp.

The Company's corporate offices are located at 855 South Mission Avenue, Suite #K400, Fallbrook, CA 92028. The Company's email address is info@xceptorllc.com, and its website is xceptorcbd.com. The Company’s telephone number is 888-991-2196. The Company’s fiscal year end is December 31. Neither the Company nor its predecessors have filed for bankruptcy, receivership or any similar proceedings nor are in the process of filing for bankruptcy, receivership or any similar proceedings.

Property

All manufacturing and distribution operations will occur at CannAssist's facilities in Carrollton, Texas. The facility's address is:

2210 Hutton Drive

Carrollton, Texas 75006

CannAssist's corporate facilities are located at:

1548 Loch Ness Dr.

Fallbrook, CA 92028

Management permits the Company to use these premises free of charge.

Intellectual Property

On April 29, 2019, CannAssist International Corp. (the “Company”) entered into a Technology License Agreement with Mark Palumbo (“Licensor”) whereby the Licensor granted to the Company an exclusive worldwide license (the “License”) to use, market, promote and distribute certain technology related to a provisional patent application for a “Process for creating Carbohydrate Complexes with Cannabinoids and other Hydrophobic Molecules in large scale,” related patent applications, related trade-secrets and associated knowhow, including methods, techniques, specifications, procedures, information, systems, knowledge and business processes required to practice and carry on business in the field of data collection, security and management (the “Technology”). The initial term of the License is 5-years (the “Initial Term”) and shall automatically be renewed for successive 1-year terms (each, a “Renewal Term”) unless the Company elects to terminate the License by giving 30 days’ written notice prior to commencement of a Renewal Term. In exchange for the License of the Technology, the Company issued to the Licensor 5,000,000 restricted shares of its common stock, valued at par value per share, at the effective date of the agreement and shall issue to the Licensor an additional 1,000,000 shares restricted shares of its common stock, valued at par value per share, at the commencement of each Renewal Term. Mark Palumbo, the Licensor of the Technology, is also an officer and director of the Company.

Notwithstanding the foregoing, the Company does not currently hold any other intellectual property or trade secret protection on any other aspects of its business. The Company currently plans on attempting to obtain patents, copyright, trademarks and/or service marks on its products; provided, there can be no assurance that the Company can obtain effective protection against unauthorized duplication or the introduction of substantially similar products.

Employees

Currently, the Company has two employees, who have agreed to assist the Company without pay until the Company is more stable and has recurring cash flow from operations.

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Subsidiaries

The Company has one subsidiary, Xceptor LLC, a Wyoming limited liability company.

Jumpstart Our Business Startups Act

In April, 2012, the Jumpstart Our Business Startups Act (“JOBS Act”) was enacted into law. The JOBS Act provides, among other things:

Exemptions for emerging growth companies from certain financial disclosure and governance requirements for up to five years and provides a new form of financing to small companies;

Amendments to certain provisions of the federal securities laws to simplify the sale of securities and increase the threshold number of record holders required to trigger the reporting requirements of the Securities Exchange Act of 1934;

Relaxation of the general solicitation and general advertising prohibition for Rule 506 offerings;

Adoption of a new exemption for public offerings of securities in amounts not exceeding $50 million; and

Exemption from registration by a non-reporting company of offers and sales of securities of up to $1,000,000 that comply with rules to be adopted by the SEC pursuant to Section 4(6) of the Securities Act and exemption of such sales from state law registration, documentation or offering requirements.

In general, under the JOBS Act a company is an emerging growth company if its initial public offering (“IPO”) of common equity securities was effected after December 8, 2011 and the company had less than $1 billion of total annual gross revenues during its last completed fiscal year. A company will no longer qualify as an emerging growth company after the earliest of

(i) the completion of the fiscal year in which the company has total annual gross revenues of $1 billion or more,

(ii) the completion of the fiscal year of the fifth anniversary of the company’s IPO;

(iii) the company’s issuance of more than $1 billion in nonconvertible debt in the prior three-year period, or

(iv) the company becoming a “larger accelerated filer” as defined under the Securities Exchange Act of 1934.

The JOBS Act provides additional new guidelines and exemptions for non-reporting companies and for non-public offerings. Those exemptions that impact the Company are discussed below.

Financial Disclosure. The financial disclosure in a registration statement filed by an emerging growth company pursuant to the Securities Act of 1933 will differ from registration statements filed by other companies as follows:

(i) audited financial statements required for only two fiscal years;

(ii) selected financial data required for only the fiscal years that were audited;

(iii) executive compensation only needs to be presented in the limited format now required for smaller reporting companies.

(A smaller reporting company is one with a public float of less than $75 million as of the last day of its most recently completed second fiscal quarter)

However, the requirements for financial disclosure provided by Regulation S-K promulgated by the Rules and Regulations of the SEC already provide certain of these exemptions for smaller reporting companies. The Company is a smaller reporting company. Currently a smaller reporting company is not required to file as part of its registration statement selected financial data and only needs audited financial statements for its two most current fiscal years and no tabular disclosure of contractual obligations.

The JOBS Act also exempts the Company’s independent registered public accounting firm from complying with any rules adopted by the Public Company Accounting Oversight Board (“PCAOB”) after the date of the JOBS Act’s enactment, except as otherwise required by SEC rule.

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The JOBS Act also exempts an emerging growth company from any requirement adopted by the PCAOB for mandatory rotation of the Company’s accounting firm or for a supplemental auditor report about the audit.

Internal Control Attestation. The JOBS Act also provides an exemption from the requirement of the Company’s independent registered public accounting firm to file a report on the Company’s internal control over financial reporting, although management of the Company is still required to file its report on the adequacy of the Company’s internal control over financial reporting.

Section 102(a) of the JOBS Act exempts emerging growth companies from the requirements in §14A(e) of the Securities Exchange Act of 1934 for companies with a class of securities registered under the 1934 Act to hold shareholder votes for executive compensation and golden parachutes.

Other Items of the JOBS Act. The JOBS Act also provides that an emerging growth company can communicate with potential investors that are qualified institutional buyers or institutions that are accredited to determine interest in a contemplated offering either prior to or after the date of filing the respective registration statement. The Act also permits research reports by a broker or dealer about an emerging growth company regardless if such report provides sufficient information for an investment decision. In addition the JOBS Act precludes the SEC and FINRA from adopting certain restrictive rules or regulations regarding brokers, dealers and potential investors, communications with management and distribution of a research reports on the emerging growth company IPO.

Section 106 of the JOBS Act permits emerging growth companies to submit 1933 Act registration statements on a confidential basis provided that the registration statement and all amendments are publicly filed at least 21 days before the issuer conducts any road show. This is intended to allow the emerging growth company to explore the IPO option without disclosing to the market the fact that it is seeking to go public or disclosing the information contained in its registration statement until the company is ready to conduct a roadshow.

Election to Opt Out of Transition Period. Section 102(b)(1) of the JOBS Act exempts emerging growth companies from being required to comply with new or revised financial accounting standards until private companies (that is, those that have not had a 1933 Act registration statement declared effective or do not have a class of securities registered under the 1934 Act) are required to comply with the new or revised financial accounting standard.

The JOBS Act provides a company can elect to opt out of the extended transition period and comply with the requirements that apply to non-emerging growth companies but any such an election to opt out is irrevocable. The Company has elected not to opt out of the transition period.

Reports to Security Holders

In July 2017, the Company (as Iris Grove Acquisition Corporation) filed a Form 10-12G general registration of securities pursuant to the Exchange Act and is a reporting company pursuant such Act and files with the SEC quarterly and annual reports and management shareholding information. The Company intends to deliver a copy of its annual report to its security holders, and will voluntarily send a copy of the annual report, including audited financial statements, to any registered shareholder who requests the same.

The Company’s documents filed with the SEC may be inspected at the Commission’s principal office in Washington, D.C. Copies of all or any part of the registration statement may be obtained from the Public Reference Section of the SEC, 100 F Street N.E., Washington, D.C. 20549. Call the Commission at 1-800-SEC-0330 for further information on the operation of the public reference rooms. The SEC also maintains a web site at http://www.sec.gov that contains reports, proxy statements and information regarding registrants that file electronically with the Commission. All of the Company’s filings may be located under the CIK number 0001709542.

PLAN OF OPERATION

Business Plan and Potential Revenue

The Company produces and sells a topical lotion and plans on developing other products formulated using its CBD product, Cibidinol, and plans to generate revenues from sales of its products.

For the next few months, the Company will be focusing on marketing and identifying customers to sell its products.

There is no assurance that the Company’s activities will generate sufficient revenues to sustain its operations without additional capital, or if additional capital is needed, that such funds, if available, will be obtainable on terms satisfactory to the Company. Accordingly, given the Company’s limited cash and cash equivalents on hand, the Company will be unable to implement its business plans and proposed operations unless it obtains additional financing or otherwise is able to generate revenues and profits. The Company may raise additional capital through sales of debt or equity, obtain loan financing or develop and consummate other alternative financial plans. In addition, the Chief Executive Officer and several shareholders may fund the Company’s operations, if needed, during the next 12 months or until the Company can generate an ongoing source of capital sufficient to independently continue its operations.

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The Company anticipates that it would need approximately $4,500,000 over the next 12 months to continue as a going concern, satisfy its capital commitments and continue its operations in accordance with its current business plan, which will be used to fund expenses related to operations, office supplies, travel, salaries and other incidental expenses. Management believes that this capital would allow the Company to meet its operating cash requirements, cover overhead cost and general liabilities of the Company, and allow the Company to achieve overall sustainable profitability by facilitating the Company’s business.

ITEM 1A. RISK FACTORS.

 As a “smaller reporting company,” we have elected not to provide the disclosure required by this item.

ITEM 1B. UNRESOLVED STAFF COMMENTS.

Not applicable.

ITEM 2. PROPERTIES.

All manufacturing and distribution operations will occur at CannAssist's facilities in Carrollton, Texas. The facility's address is:

2210 Hutton Drive

Carrollton, Texas 75006

CannAssist's corporate facilities are located at:

1548 Loch Ness Dr.

Fallbrook, CA 92028

Management permits the Company to use these premises at no cost to the Company. Currently, this space is sufficient to meet our needs, however, once we expand our business to a significant degree, we will have to find a larger space. We do not foresee any significant difficulties in obtaining any required additional space. We do not currently own any real property.

ITEM 3. LEGAL PROCEEDINGS.

None.

ITEM 4. MINE SAFETY DISCLOSURES.

Not applicable.

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PART II

ITEM 5. MARKET FOR REGISTRANT’S COMMON EQUITY, RELATED STOCKHOLDER MATTERS AND ISSUER PURCHASES OF EQUITY SECURITIES.

Our common stock trades on the OTCQB® Venture Market under the symbol “CNSC.” Unlike the Nasdaq Stock Market, companies cannot directly apply to be quoted on the OTCQB® Venture Market, only market makers can initiate quotes, and quoted companies do not have to meet any quantitative financial requirements. Any equity security of a reporting company not listed on the Nasdaq Stock Market or on a national securities exchange is eligible.

The following quotations reflect the high and low bids for our common shares based on inter-dealer prices, without retail mark-up, mark-down or commission and may not represent actual transactions.

The high and low bid prices of our common stock for the periods indicated below are as follows:

OTCQB® Venture Market (1)
Quarter Ended	High	Low
September 30, 2020	$0.25	$0.25
December 31, 2020	$0.30	$0.299

(1) Over-the-counter market quotations reflect inter-dealer prices without retail mark-up, mark-down or commission, and may not represent actual transactions.

Stockholders

As of the date of this report, there were approximately 69 stockholders.

Dividends

We have not paid, nor declared, any cash dividends since our inception and do not intend to declare or pay any such dividends in the foreseeable future. Our ability to pay cash dividends is subject to limitations imposed by state law.

Securities Authorized for Issuance Under Equity Compensation Plans

As of the year ended December 31, 2020, the Company did not have any compensation plans (including individual compensation arrangements) under which our Common Stock was authorized for issuance; provided, however, on April 29, 2019, the Company entered into a Technology License Agreement with Mark Palumbo (“Licensor”) whereby the Licensor granted to the Company an exclusive worldwide license (the “License”) to use, market, promote and distribute certain technology related to a provisional patent application for a “Process for creating Carbohydrate Complexes with Cannabinoids and other Hydrophobic Molecules in large scale,” related patent applications, related trade-secrets and associated knowhow, including methods, techniques, specifications, procedures, information, systems, knowledge and business processes required to practice and carry on business in the field of data collection, security and management (the “Technology”). The initial term of the License is 5-years (the “Initial Term”) and shall automatically be renewed for successive 1-year terms (each, a “Renewal Term”) unless the Company elects to terminate the License by giving 30 days’ written notice prior to commencement of a Renewal Term. In exchange for the License of the Technology, the Company issued to the Licensor 5,000,000 restricted shares of its common stock, valued at par value per share, at the effective date of the agreement and shall issue to the Licensor an additional 1,000,000 shares restricted shares of its common stock, valued at par value per share, at the commencement of each Renewal Term. Mark Palumbo, the Licensor of the Technology, is also an officer and director of the Company.

The Company’s management will review the adoption of an equity compensation plan in the future.

Recent sales of unregistered securities

In the first quarter of 2020, the Company issued a total of 58,000 shares of its restricted common stock, at a conversion price of $0.25 per share, to 10 investors in connection with the conversion of convertible promissory notes with an aggregate principal amount of $14,500 bearing an interest rate of 0% per annum. The shares were issued in reliance on the exemption from registration under Section 4(a)(2) of the Securities Act.

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On February 24, 2021, in connection with its qualified offering under Regulation A, the Company sold 2667 units to 1 investor at a price per unit of $0.75 per unit for aggregate proceeds of $2,000.25. Each unit is comprised of (i) 3 shares of the common stock of the Company and (ii) 1 warrant entitling the holder rights to purchase 1 share of the common stock of the Company at an exercise price equal to $0.50 for a period of 5 years from the date of issuance. The Company has not yet used the proceeds of this sale, but intends to use the proceeds for administrative purposes in connection with the operation of its business.

On February 8, 2021, the Company entered into an agreement with an independent consultant pursuant to which the consultant was issued 75,000 restricted shares of the common stock of the Company for services, at a cost basis of $0.09 per share, subject to certain conditions regarding vesting. The shares of common stock granted to this consultant were issued in reliance on the exemption from registration under Section 4(a)(2) of the Securities Act.

In the fourth quarter of 2020, the Company issued a total of 60,000 shares of its restricted common stock, at a conversion price of $0.25 per share, to 2 investors in connection with the conversion of convertible promissory notes with an aggregate principal amount of $15,000 bearing an interest rate of 0% per annum. The shares were issued in reliance on the exemption from registration under Section 4(a)(2) of the Securities Act.

On November 20, 2020, the Company entered into an agreement with an independent consultant pursuant to which the consultant was issued 230,000 restricted shares of the common stock of the Company for services, at a cost basis of $0.25 per share, subject to certain conditions regarding vesting. The shares of common stock granted to this consultant were issued in reliance on the exemption from registration under Section 4(a)(2) of the Securities Act.

On November 19, 2020, the Company issued entered into a convertible promissory note with 1 investor for a principal amount of $30,000 with an interest rate of 10% per annum. The maturity date of the note is 6 months from the date of issuance. At maturity, the note is convertible into the common stock of the Company at a rate of $0.15 per share. The convertible note was issued in reliance on the exemption from registration under Section 4(a)(2) of the Securities Act.

Effective as of November 6, 2020, an independent consultant was issued 50,000 restricted shares of the common stock of the Company, at a cost basis of $0.25 per share, pursuant to the terms of an engagement agreement entered into in April 2020, as amended. The shares of common stock issued to this consultant were issued in reliance on the exemption from registration under Section 4(a)(2) of the Securities Act.

ITEM 6. SELECTED FINANCIAL DATA.

As a “smaller reporting company,” we have elected not to provide the disclosure required by this item.

ITEM 7. MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION

AND RESULTS OF OPERATIONS

The following discussion should be read in conjunction with our audited financial statements and notes to our financial statements included elsewhere in this report. This discussion contains forward-looking statements that involve risks and uncertainties. Actual results could differ materially from those anticipated in these forward-looking statements as a result of various factors discussed elsewhere in this report.

Certain information included herein contains statements that may be considered forward-looking statements, such as statements relating to our anticipated revenues, gross margin and operating results, future performance and operations, plans for future expansion, capital spending, sources of liquidity, and financing sources. This forward-looking information involves important risks and uncertainties that could significantly affect anticipated results in the future, and accordingly, such results may differ from those expressed in any forward-looking statements made herein. These risks and uncertainties include those relating to our liquidity requirements, the continued growth of the Company’s industry, the success of our product development, marketing and sales activities, vigorous competition in the construction industry, dependence on existing management, leverage and debt service (including sensitivity to fluctuations in interest rates), domestic or global economic conditions, the inherent uncertainty and costs of prolonged arbitration or litigation, and changes in federal or state tax laws or the administration of such laws.

Overview

CannAssist International Corp. (formerly Iris Grove Acquisition Corporation) (the “Company”) was incorporated on May 17, 2017 under the laws of the State of Delaware. The business purpose of the Company is to produce, sell and market its CBD based products. The Company's corporate offices are located at 855 South Mission Avenue, Suite #K400, Fallbrook, CA 92028. The Company's email address is info@xceptorllc.com, and its website is xceptorcbd.com. The Company’s telephone number is 888-991-2196.

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The Company anticipates that it would need approximately $900,000 over the next 12 months to continue as a going concern, satisfy its capital commitments and continue its operations in accordance with its current business plan. In addition to revenues generated from sales, the Chief Executive Officer and several shareholders may fund the Company’s operations, if needed, during the next 12 months or until the Company can generate an ongoing source of capital sufficient to independently continue its operations.

As of December 31, 2020, the Company had generated revenues of $ 1,137,865. At December 31, 2020, the Company had a net loss of $2,910,890 and had an accumulated deficit of $ 3,333,402.

For the period ended December 31, 2020, the Company’s independent auditors issued a report raising substantial doubt about the Company’s ability to continue as a going concern. The continuation of the Company as a going concern is dependent upon financial support from its principal stockholders, its ability to obtain necessary equity financing, or its ability to sell its services to generate consistent profitability.

The Company has also filed an offering statement on Form 1-A for the sale of 1,200,000 units of the Company, with each unit comprised of 3 shares of common stock and 1 warrant to purchase the common stock of the Company at an exercise price of $0.50 per share, for aggregate proceeds of $900,000, which was qualified by the SEC on October 13, 2020. To date, the Company has sold 2667 units for aggregate proceeds of $$2,000.25.

Revenues and Losses

During the year ended December 31, 2020, the Company posted revenues of $1,137,865 and costs of revenues of $766,763 resulting in a gross margin of $371,102. For that same year ended, total operating expenses were $3,267,092, consisting of general and administrative expenses of $301,367, commissions to a related party of $12,900, professional fees of $187,575 and preferred stock issued for change of control of $2,765,250. Loss from operations and before income taxes totaled $2,910,890. After income tax expense of $0, the Company generated net loss of $2,910,890.

Liquidity and Capital Resources

The Company had total assets of $257,474, consisting of a cash balance of $175,497, accounts receivable of $119, prepaid expenses of $2,426 and inventory of $79,432, as of December 31, 2020.

Since its inception, the Company has devoted most of its efforts to business planning, research and development, recruiting management and staff and raising capital. Accordingly, the Company was considered to be in the development stage until it recently began formal operations. The Company generated no revenues since its inception and there is no assurance of future revenues.

The Company’s proposed activities will necessitate significant uses of capital beyond 2021.

There is no assurance that the Company’s activities will generate sufficient revenues to sustain its operations without additional capital, or if additional capital is needed, that such funds, if available, will be obtainable on terms satisfactory to the Company. Accordingly, given the Company’s limited cash and cash equivalents on hand, the Company will be unable to implement its business plans and proposed operations unless it obtains additional financing or otherwise is able to generate revenues and profits. The Company may raise additional capital through sales of debt or equity, obtain loan financing or develop and consummate other alternative financial plans. In the interim, the Company plans to rely on its primary shareholder to continue his commitment to fund the Company’s continuing operating requirements. Management anticipates a total capital raise of $900,000 over the course of the following four consecutive quarters in connection with its Regulation A offering; provided, however, that the Company will require a minimum of $100,000 for the next 12 months to fund its operations, which will be used to fund expenses related to operations, office supplies, travel, salaries and other incidental expenses. Management believes that this capital would allow the Company to meet its operating cash requirements, and would facilitate the Company’s business of selling and distributing its products. Management also believes that the acquisition of such assets would generate revenue to cover overhead cost and general liabilities of the Company, and allow the Company to achieve overall sustainable profitability.

Discussion of the Year Ended December 31, 2020 as compared to the Year Ended December 31, 2019

The Company generated total revenues of $1,137,865 during the year ended December 31, 2020, as compared to revenues of $686,400 during the year ended December 31, 2019. The increase in revenues is a result of an increase in the sales of its products.

During the year ended December 31, 2020, the Company posted operating expenses of $3,267,092, consisting of general and administrative expenses of $301,367, commissions to a related party of $12,900, professional fees of $187,575 and preferred stock issued for change of control of $2,765,250. In contrast, during the year ended December 31, 2019, the Company posted operating expenses of $663,149, consisting of general and administrative expenses of $267,895, general and administrative expenses to a related party of $158,500, commissions to a related party of $25,562 and professional fees of $211,192. The increase in operating expenses is attributable to an expansion of operations and costs related to the commercialization of the Company’s products as well as the issuance of preferred stock to an affiliate of the Company.

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During the year ended December 31, 2020, the Company posted a net loss of $2,910,890, compared to a net loss of $438,355 for the year ended December 31, 2019. The increase in net loss is primarily the result of increases in operating expenses attributable to an expansion of operations as well as the issuance of preferred stock to an affiliate of the Company.

During the year ended December 31, 2020, the Company generated $12,032 in cash from operating activities and generated $83,444 in cash from financing activities. The Company did not use or generate any cash in investing activities.

The Company had a cash balance of $175,497 and $80,021 as of December 31, 2020 and 2019, respectively.

Plan of Operations

For the next few months, the Company will be focusing on marketing and identifying customers to sell its products.

There is no assurance that the Company’s activities will generate sufficient revenues to sustain its operations without additional capital, or if additional capital is needed, that such funds, if available, will be obtainable on terms satisfactory to the Company. Accordingly, given the Company’s limited cash and cash equivalents on hand, the Company will be unable to implement its business plans and proposed operations unless it obtains additional financing or otherwise is able to generate revenues and profits. The Company may raise additional capital through sales of debt or equity, obtain loan financing or develop and consummate other alternative financial plans. In addition, the Chief Executive Officer and several shareholders may fund the Company’s operations, if needed, during the next 12 months or until the Company can generate an ongoing source of capital sufficient to independently continue its operations.

The Company anticipates that it would need approximately $900,000 over the next 12 months to continue as a going concern, satisfy its capital commitments and continue its operations in accordance with its current business plan, which will be used to fund expenses related to operations, office supplies, travel, salaries and other incidental expenses. Management anticipates a total capital raise of $900,000 over the course of the following four consecutive quarters in connection with its Regulation A offering. Management believes that this capital would allow the Company to meet its operating cash requirements, cover overhead cost and general liabilities of the Company, and allow the Company to achieve overall sustainable profitability by facilitating the Company’s business.

Equipment Financing

The Company has no existing equipment financing arrangements.

Potential Revenue

The Company plans to earn revenue from executing its business plan and selling its CBD products.

Alternative Financial Planning

As of December 31, 2020, the Company had cash available of $175,497.

Management anticipates a total capital raise of $900,000 over the course of the following four consecutive quarters in connection with its Regulation A offering. Other than as stated herein, the Company has no alternative financial plans at the moment. If the Company is not able to successfully raise monies as needed through a private placement or other securities offering (including, but not limited to, a primary public offering of securities), the Company’s ability to operate effectively will be severely jeopardized.

The Company does not anticipate that it will generate revenue sufficient to cover its planned operating expenses, and the Company must obtain additional financing in order to develop and implement its business plan and proposed operations. If the Company is not successful in generating sufficient revenues and/or obtaining additional funding to develop its business plan and proposed operations, this could have a material adverse effect on its business, results of operations liquidity and financial condition.

Off-Balance Sheet Arrangements

The Company has no off-balance sheet arrangements that have or are reasonably likely to have a current or future effect on its financial condition, changes in financial condition, revenues or expenses, results of operations, liquidity, capital expenditures or capital resources.

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Critical Accounting Policies

The financial statements of the Company have been prepared in accordance with accounting principles generally accepted in the United States. The preparation of these financial statements requires making estimates and judgments that affect the reported amounts of assets, liabilities, revenues and expenses, and related disclosure of contingent assets and liabilities. The estimates are based on historical experience and on various other assumptions that are believed to be reasonable under the circumstances, the results of which form the basis of making judgments about the carrying values of assets and liabilities that are not readily apparent from other sources. Actual results may differ from these estimates under different assumptions or conditions.

Basis of Presentation

The Company’s financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Concentrations of Credit Risk

We maintain our cash in bank deposit accounts, the balances of which at times may exceed federally insured limits. We continually monitor our banking relationships and consequently have not experienced any losses in our accounts. We believe we are not exposed to any significant credit risk on cash.

Cash equivalents

The Company considers all highly liquid investments with a maturity of three months or less when purchased to be cash equivalents. There were no cash equivalents for the year ended December 31, 2020 or 201 The Company had cash and cash equivalents of $175,497 and $80,021 at December 31, 2020 or 2019, respectively.

Accounts Receivable

Revenues that have been recognized but not yet received are recorded as accounts receivable. Losses on receivables will be recognized when it is more likely than not that a receivable will not be collected. An allowance for estimated uncollectible amounts will be recognized to reduce the amount of receivables to its net realizable value when needed. The allowance for uncollectible amounts is evaluated quarterly.

Revenue Recognition

Revenue is recognized when a customer obtains control of promised goods or services and is recognized in an amount that reflects the consideration that an entity expects to receive in exchange for those goods or services. In addition, the standard requires disclosure of the nature, amount, timing, and uncertainty of revenue and cash flows arising from contracts with customers. The amount of revenue that is recorded reflects the consideration that the Company expects to receive in exchange for those goods. The Company applies the following five-step model in order to determine this amount: (i) identification of the promised goods in the contract; (ii) determination of whether the promised goods are performance obligations, including whether they are distinct in the context of the contract; (iii) measurement of the transaction price, including the constraint on variable consideration; (iv) allocation of the transaction price to the performance obligations; and (v) recognition of revenue when (or as) the Company satisfies each performance obligation.

The Company only applies the five-step model to contracts when it is probable that the entity will collect the consideration it is entitled to in exchange for the goods or services it transfers to the customer. Once a contract is determined to be within the scope of ASC 606 at contract inception, the Company reviews the contract to determine which performance obligations the Company must deliver and which of these performance obligations are distinct. The Company recognizes as revenues the amount of the transaction price that is allocated to the respective performance obligation when the performance obligation is satisfied or as it is satisfied. Generally, the Company's performance obligations are transferred to customers at a point in time, typically upon delivery.

The Company recognizes revenue when product is shipped. The Company will often receive payment and/or pay for the cost of goods prior to shipping. When this occurs, the result is both a prepaid for the supplies to be used in their product and a customer deposit. As of December 31, 2019, the Company has both a prepaid expense of $4,145 and customer deposits of $54,660, for orders to be shipped in Q1, 2020.

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Cost of Sales

Cost of sales is determined on the basis of the cost of production or the purchase of goods, adjusted for the variation of inventory Cost of sale is recognized as the direct cost of products or services sold during the period.

Fair value of financial instruments

The Company follows paragraph 825-10-50-10 of the FASB Accounting Standards Codification for disclosures about fair value of its financial instruments and paragraph 820-10-35-37 of the FASB Accounting Standards Codification (“Paragraph 820-10-35-37”) to measure the fair value of its financial instruments. Paragraph 820-10-35-37 establishes a framework for measuring fair value in accounting principles generally accepted in the United States of America (U.S. GAAP), and expands disclosures about fair value measurements.  To increase consistency and comparability in fair value measurements and related disclosures, Paragraph 820-10-35-37 establishes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three (3) broad levels.  The fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities and the lowest priority to unobservable inputs. The three (3) levels of fair value hierarchy defined by Paragraph 820-10-35-37 are described below:

Level 1:	Quoted market prices available in active markets for identical assets or liabilities as of the reporting date.
Level 2:	Pricing inputs other than quoted prices in active markets included in Level 1, which are either directly or indirectly observable as of the reporting date.
Level 3:	Pricing inputs that are generally unobservable inputs and not corroborated by market data.

The carrying amount of the Company’s financial assets and liabilities, such as cash, prepaid expenses and accrued expenses approximate their fair value because of the short maturity of those instruments.  The Company’s notes payable approximates the fair value of such instruments based upon management’s best estimate of interest rates that would be available to the Company for similar financial arrangements at December 31, 2020 or 2019.

Income taxes

The Company follows Section 740-10-30 of the FASB Accounting Standards Codification, which requires recognition of deferred tax assets and liabilities for the expected future tax consequences of events that have been included in the financial statements or tax returns. Under this method, deferred tax assets and liabilities are based on the differences between the financial statement and tax bases of assets and liabilities using enacted tax rates in effect for the fiscal year in which the differences are expected to reverse. Deferred tax assets are reduced by a valuation allowance to the extent management concludes it is more likely than not that the assets will not be realized. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the fiscal years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in the Statements of Income in the period that includes the enactment date.

The Company adopted section 740-10-25 of the FASB Accounting Standards Codification (“Section 740-10-25”) with regards to uncertainty income taxes.  Section 740-10-25 addresses the determination of whether tax benefits claimed or expected to be claimed on a tax return should be recorded in the financial statements.  Under Section 740-10-25, the Company may recognize the tax benefit from an uncertain tax position only if it is more likely than not that the tax position will be sustained on examination by the taxing authorities, based on the technical merits of the position.  The tax benefits recognized in the financial statements from such a position should be measured based on the largest benefit that has a greater than fifty percent (50%) likelihood of being realized upon ultimate settlement. Section 740-10-25 also provides guidance on de-recognition, classification, interest and penalties on income taxes, accounting in interim periods and requires increased disclosures.  The Company had no material adjustments to its liabilities for unrecognized income tax benefits according to the provisions of Section 740-10-25.

Stock-based Compensation

We account for equity-based transactions with nonemployees under the provisions of ASU 2018-07, Improvements to non-employees share based accounting (Topic 718). ASU 2018-07 establishes that equity-based payment transactions with nonemployees indicates that the measurement objective for equity instruments awarded to employees is to estimate at the grant date the fair value of the equity instruments the entity is obligated to issue when employees have rendered the requisite service and satisfied any other conditions necessary to earn the right to benefit from the instruments. The Topic also states that observable market prices of identical or similar equity or liability instruments in active markets are the best evidence of fair value and, if available, should be used as the basis for the measurement for equity and liability instruments awarded in a share-based payment transaction with employees. However, if observable market prices of identical or similar equity or liability instruments are not available, the fair value shall be estimated by using a valuation technique or model that complies with the measurement objective, as described in FASB ASC Topic 718.

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Net income (loss) per common share

Net income (loss) per common share is computed pursuant to section 260-10-45 of the FASB Accounting Standards Codification.  Basic net income (loss) per common share is computed by dividing net income (loss) by the weighted average number of shares of common stock outstanding during the period.  Diluted net income (loss) per common share is computed by dividing net income (loss) by the weighted average number of shares of common stock and potentially outstanding shares of common stock during the period.  The weighted average number of common shares outstanding and potentially outstanding common shares assumes that the Company incorporated as of the beginning of the first period presented. The Company has no dilutive shares as of December 31, 2020 and 2019.

Recently issued accounting pronouncements

In November 2019, the FASB issued ASU 2019-10, Financial Instruments—Credit Losses (Topic 326), Derivative and Hedging (Topic 815, and Leases (Topic 841). This new guidance will be effective for annual reporting periods beginning after January 1, 2023, including interim periods within those annual reporting periods. While the Company is continuing to assess the potential impacts of ASU 2019-10, it does not expect ASU 2019-10 to have a material effect on its financial statements. The Company has adopted this accounting standard update with no material impact to the financial statements.

The Company has implemented all new accounting pronouncements that are in effect.  These pronouncements did not have any material impact on the financial statements unless otherwise disclosed, and the Company does not believe that there are any other new accounting pronouncements that have been issued that might have a material impact on its financial position or results of operations.

ITEM 7A. QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK.

As a “smaller reporting company”, we have elected not to provide the disclosure required by this item.

ITEM 8. FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA.

The required financial statements are included following the signature page of this Annual Report on Form 10-K.

ITEM 9. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE.

None.

ITEM 9A. CONTROLS AND PROCEDURES.

Evaluation of Disclosure Controls and Procedures

Our management, with the participation of our prior principal executive and financial officer, evaluated the effectiveness of our disclosure controls and procedures (as defined in Rule 15d-15(e) of the Securities Exchange Act of 1934, as amended, the Exchange Act) as of the end of the period covered by this report. Based on that evaluation, our Chief Executive Officer and principal financial officer concluded that our disclosure controls and procedures as of the end of the period covered by this report (based on the evaluation of these controls and procedures required by Rule 15d-15(b) of the Exchange Act) were not effective in ensuring that information required to be disclosed by us in reports that we file or submit under the Exchange Act (i) is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms, and (ii) is accumulated and communicated to the Company’s management, including its principal executive and principal financial officers, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure. As of the end of the period covered by the Report, we had failed to adequately invest in personnel and systems to accumulate, record and properly report on our results of operations.

We believe that a control system, no matter how well designed and operated, cannot provide absolute assurance that the objectives of the control system are met, and no evaluation of controls can provide absolute assurance that all control issues and instances of fraud, if any, within a company have been detected.

Management’s Annual Report on Internal Control over Financial Reporting

Our management is responsible for establishing and maintaining adequate internal control over financial reporting to provide reasonable assurance regarding the reliability of our financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. Internal control over financial reporting includes those policies and procedures that (i) pertain to the maintenance of records that in reasonable detail accurately and fairly reflect the transactions and dispositions of the assets of our company; (ii) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures of the company are being made only in accordance with authorizations of our management and directors; and (iii) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of the Company’s assets that could have a material effect on the financial statements.

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Management assessed our internal control over financial reporting as of December 31, 2020, the end of our fiscal year. Management based its assessment on criteria established in Internal Control—Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission (the COSO 2013 Criteria). Management’s assessment included evaluation of such elements as the design and operating effectiveness of key financial reporting controls, process documentation, accounting policies, and our overall control environment.

Based on our assessment, management has concluded that our internal control over financial reporting was not effective, as of the end of the fiscal year, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external reporting purposes in accordance with generally accepted accounting principles, due to the material weaknesses set forth below.

The following is a summary of our material weaknesses as of December 31, 2020:

Lack of Thorough Controls and Segregation of Duties

The Company has not designed nor maintained effective controls over review of financial information, including cut-off, and there is also a lack of segregation of duties with regard to key treasury and accounting functions. These items contribute to a material weakness in internal control over financial reporting. The Company needs to develop an appropriate control environment, perform a risk assessment, develop control activities, and information, as well as monitoring activities, which we hope to implement over the next 12 months.

This annual report does not include an attestation report of the Company’s registered public accounting firm regarding internal control over financial reporting. Management’s report was not subject to attestation by the Company’s registered public accounting firm pursuant to rules of the Securities and Exchange Commission that permit the Company to provide only management’s report in this annual report.

Inherent limitations on effectiveness of controls

Internal control over financial reporting has inherent limitations which include but is not limited to the use of independent professionals for advice and guidance, interpretation of existing and/or changing rules and principles, segregation of management duties, scale of organization, and personnel factors. Internal control over financial reporting is a process which involves human diligence and compliance and is subject to lapses in judgment and breakdowns resulting from human failures. Internal control over financial reporting also can be circumvented by collusion or improper management override. Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements on a timely basis, however these inherent limitations are known features of the financial reporting process and it is possible to design into the process safeguards to reduce, though not eliminate, this risk. Therefore, even those systems determined to be effective can provide only reasonable assurance with respect to financial statement preparation and presentation. Projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

Changes in Internal Control Over Financial Reporting

There was no change in our internal control over financial reporting (as defined in Rule 15d-15(f) of the Exchange Act) that occurred during the year ended December 31, 2020, that materially affected, or is reasonably likely to materially affect, our internal control over financial reporting.

ITEM 9B. OTHER INFORMATION

None.

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PART III

ITEM 10. DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE.

The following table sets forth information regarding the members of the Company’s board of directors and its executive officers:

Name	Age	Position	Year Commenced
Mark Palumbo	61	Chief Executive Officer, Secretary, Chief Financial Officer and Director	2018
Marla Palumbo	61	President	2019

Mark Palumbo

Chief Executive Officer, Secretary, Chief Financial Officer and Director of the Company

Following studies at the University of Rhode Island, Mark worked in the aerospace industry for three years starting in 1980. At Ocean Technologies he worked as an electronic technician supporting the development of submarine weapon systems of the Naval Underwater Systems Center in Newport/Middletown, RI and he then worked in a similar capacity for Hughes Aircraft. To better utilize his Biology degree Mark joined DuPont Pharmaceuticals in 1983. He initially worked as a pharmaceutical representative supporting doctors, hospitals, and pharmacies in Southern California. Later he was promoted to a management position at their Long Island, NY production facility that provided contract testing and manufacturing services to the pharmaceutical, cosmetic, personal care and nutritional industries. In 1990 Mark pursued his interest in the Cosmetic and Personal Care industries. He worked at US Cosmetics selling cosmetic ingredients to US formulators and manufacturers and then, 5 years later, he moved to Collaborative Laboratories where he directed the company’s global sales initiative. Utilizing his industry knowledge and experience Mark formed his own company, DIOW Products (Doing it our Way), in 1999. Working collaboratively with clients the company developed, manufactured, and supplied raw materials for personal care, cosmetics and nutritional products. DIOW was sold in 2008 and using the retained assets, EME Ltd. was formed that same year. Through Mark’s leadership EME Ltd. has worked independently and collaboratively to develop new products and to enhance the bioavailability and ease-of-use of existing products. EME Ltd. currently includes a cell biology laboratory and two botanically based personal care, cosmetic, food and nutritional agencies.

Marla Palumbo

President

Marla Palumbo holds a Bachelor of Science in Nursing from Point Lorna College. She has 20 years of experience as a registered nurse, acting as nursing manager of 50 employees for 7 of these years. Additionally, Ms. Palumbo has 5 years in pharmaceutical sales and 5 years as Vice President and co-owner of DIOW Products, Inc. a cosmetic raw material supplier and 10 years as co-founder and co-owner of EME Ltd, a cosmetic raw material distribution company. Ms. Palumbo is co-founder of Xceptor, LLC, a wholly owned subsidiary of the Company. She brings experience in organization, business management and growth, regulatory and FDA guidelines, personnel management and growth and creating programs and literature for product promotion and education.

Director Independence

The Board of Directors has determined that it does not have any independent directors as that term is defined by NASDAQ Marketplace Rule 5605(a)(2). In assessing the independence of the directors, the Board considers any transactions, relationships and arrangements between our Company and our independent directors or their affiliated companies. This review is based primarily on responses of the directors to questions in a director and officer questionnaire regarding employment, business, familial, compensation and other relationships with our Company or our management.

Director Compensation

Directors do not receive any compensation for serving on the Board of Directors; provided, however, on April 29, 2019, CannAssist International Corp. (the “Company”) entered into a Technology License Agreement with Mark Palumbo (“Licensor”) whereby the Licensor granted to the Company an exclusive worldwide license (the “License”) to use, market, promote and distribute certain technology related to a provisional patent application for a “Process for creating Carbohydrate Complexes with Cannabinoids and other Hydrophobic Molecules in large scale,” related patent applications, related trade-secrets and associated knowhow, including methods, techniques, specifications, procedures, information, systems, knowledge and business processes required to practice and carry on business in the field of data collection, security and management (the “Technology”). The initial term of the License is 5-years (the “Initial Term”) and shall automatically be renewed for successive 1-year terms (each, a “Renewal Term”) unless the Company elects to terminate the License by giving 30 days’ written notice prior to commencement of a Renewal Term. In exchange for the License of the Technology, the Company issued to the Licensor 5,000,000 restricted shares of its common stock, valued at par value per share, at the effective date of the agreement and shall issue to the Licensor an additional 1,000,000 shares restricted shares of its common stock, valued at par value per share, at the commencement of each Renewal Term. Mark Palumbo, the Licensor of the Technology, is also a director of the Company.

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Committees and Terms

The Board of Directors has not established any committees. The Company will notify its shareholders for an annual shareholder meeting and that they may present proposals for inclusion in the Company’s proxy statement to be mailed in connection with any such annual meeting; such proposals must be received by the Company at least 90 days prior to the meeting. No other specific policy has been adopted in regard to the inclusion of shareholder nominations to the Board of Directors.

Legal Proceedings

There are no legal proceedings regarding the Company.

Code of Ethics

Our Board of Directors has not adopted a code of ethics. We anticipate that we will adopt a code of ethics when we increase either the number of our Directors or the number of our employees.

Indemnification of Officers, Directors, Employees and Agents

The Certificate of Incorporation and bylaws of the Company provide that the Company shall, to the fullest extent permitted by applicable law, as amended from time to time, indemnify all directors of the Company, as well as any officers or employees of the Company to whom the Company has agreed to grant indemnification.

Section 145 of the Delaware General Corporation Law empowers a corporation to indemnify its directors and officers and to purchase insurance with respect to liability arising out of their capacity or status as directors and officers provided that this provision shall not eliminate or limit the liability of a director (I) for any breach of the director's duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) arising under Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which the director derived an improper personal benefit.

The Delaware General Corporation Law provides further that the indemnification permitted thereunder shall not be deemed exclusive of any other rights to which the directors and officers may be entitled under the corporation's by-laws, any agreement, vote of shareholders or otherwise.

The effect of the foregoing is to require the Company to indemnify the officers and directors of the Company for any claim arising against such persons in their official capacities if such person acted in good faith and in a manner that he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.

INSOFAR AS INDEMNIFICATION FOR LIABILITIES ARISING UNDER THE SECURITIES ACT OF 1933, AS AMENDED, MAY BE PERMITTED TO DIRECTORS, OFFICERS OR PERSONS CONTROLLING THE COMPANY PURSUANT TO THE FOREGOING PROVISIONS, IT IS THE OPINION OF THE SECURITIES AND EXCHANGE COMMISSION THAT SUCH INDEMNIFICATION IS AGAINST PUBLIC POLICY AS EXPRESSED IN THE ACT AND IS THEREFORE UNENFORCEABLE.

Identification of Significant Employees

The Company currently has two full-time employees, not including independent consultants.

Involvement in Certain Legal Proceedings

None of our directors or executive officers has, during the past ten years:

•	Been convicted in a criminal proceeding or been subject to a pending criminal proceeding (excluding traffic violations and other minor offences);

•	Had any bankruptcy petition filed by or against the business or property of the person, or of any partnership, corporation or business association of which he was a general partner or executive officer, either at the time of the bankruptcy filing or within two years prior to that time;

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•	Been subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction or federal or state authority, permanently or temporarily enjoining, barring, suspending or otherwise limiting, his involvement in any type of business, securities, futures, commodities, investment, banking, savings and loan, or insurance activities, or to be associated with persons engaged in any such activity;

•	Been found by a court of competent jurisdiction in a civil action or by the SEC or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated;

•	Been the subject of, or a party to, any federal or state judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated (not including any settlement of a civil proceeding among private litigants), relating to an alleged violation of any federal or state securities or commodities law or regulation, any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order, or any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

•	Been the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act (15 U.S.C. 78c(a)(26)), any

•	Registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act (7 U.S.C. 1(a)(29)), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

Except as set forth in our discussion below in “Certain Relationships and Related Transactions, none of our directors, director nominees or executive officers has been involved in any transactions with us or any of our directors, executive officers, affiliates or associates which are required to be disclosed pursuant to the rules and regulations of the SEC.

Committees of the Board

Our Company currently does not have nominating, compensation or audit committees or committees performing similar functions nor does our Company have a written nominating, compensation or audit committee charter. Our Directors believe that it is not necessary to have such committees, at this time, because the Board of Directors can adequately perform the functions of such committees.

Our Company does not have any defined policy or procedural requirements for shareholders to submit recommendations or nominations for Directors. The Board of Directors believes that, given the stage of our development, a specific nominating policy would be premature and of little assistance until our business operations develop to a more advanced level. Our Company does not currently have any specific or minimum criteria for the election of nominees to the Board of Directors and we do not have any specific process or procedure for evaluating such nominees. The Board of Directors will assess all candidates, whether submitted by management or shareholders, and make recommendations for election or appointment.

A shareholder who wishes to communicate with our Board of Directors may do so by directing a written request addressed to our President and Director, at the address appearing on the first page of this filing.

Risk Oversight

Effective risk oversight is an important priority of the Board of Directors. Because risks are considered in virtually every business decision, the Board of Directors discusses risk throughout the year generally or in connection with specific proposed actions. The Board of Directors’ approach to risk oversight includes understanding the critical risks in the Company’s business and strategy, evaluating the Company’s risk management processes, allocating responsibilities for risk oversight among the full Board of Directors, and fostering an appropriate culture of integrity and compliance with legal responsibilities.

Corporate Governance

The Company promotes accountability for adherence to honest and ethical conduct; endeavors to provide full, fair, accurate, timely and understandable disclosure in reports and documents that the Company files with the SEC and in other public communications made by the Company; and strives to be compliant with applicable governmental laws, rules and regulations. The Company has not formally adopted a written code of business conduct and ethics that governs the Company’s employees, officers and Directors as the Company is not required to do so.

22

In lieu of an Audit Committee, the Company’s Board of Directors is responsible for reviewing and making recommendations concerning the selection of outside auditors, reviewing the scope, results and effectiveness of the annual audit of the Company’s financial statements and other services provided by the Company’s independent public accountants. The Board of Directors reviews the Company’s internal accounting controls, practices and policies.

Code of Ethics

Our Board of Directors has not adopted a code of ethics. We anticipate that we will adopt a code of ethics when we increase either the number of our Directors or the number of our employees.

ITEM 11. EXECUTIVE COMPENSATION

To date, the Company has not paid compensation to any executive officer or director. The Company may choose to pay a salary or fees to its executive management in the future. There have been no changes in the Company’s compensation policy since the end of the Company’s last fiscal year, December 31, 2020.

Narrative Disclosure to Summary Compensation Table

On April 29, 2019, CannAssist International Corp. (the “Company”) entered into a Technology License Agreement with Mark Palumbo (“Licensor”) whereby the Licensor granted to the Company an exclusive worldwide license (the “License”) to use, market, promote and distribute certain technology related to a provisional patent application for a “Process for creating Carbohydrate Complexes with Cannabinoids and other Hydrophobic Molecules in large scale,” related patent applications, related trade-secrets and associated knowhow, including methods, techniques, specifications, procedures, information, systems, knowledge and business processes required to practice and carry on business in the field of data collection, security and management (the “Technology”). The initial term of the License is 5-years (the “Initial Term”) and shall automatically be renewed for successive 1-year terms (each, a “Renewal Term”) unless the Company elects to terminate the License by giving 30 days’ written notice prior to commencement of a Renewal Term. In exchange for the License of the Technology, the Company issued to the Licensor 5,000,000 restricted shares of its common stock, valued at par value per share, at the effective date of the agreement and shall issue to the Licensor an additional 1,000,000 shares restricted shares of its common stock, valued at par value per share, at the commencement of each Renewal Term. Mark Palumbo, the Licensor of the Technology, is also an officer and director of the Company.

Notwithstanding the foregoing, there are no current employment agreements between the Company and its executive officers. The compensation discussed herein addresses all compensation awarded to, earned by, or paid to our named executive officers. There are no other stock option plans, retirement, pension, or profit-sharing plans for the benefit of our officers and directors other than as described herein.

Outstanding Equity Awards at Fiscal Year-End

There are no current outstanding equity awards to our executive officers as of December 31, 2020.

Committees of the Board

Our Company currently does not have nominating, compensation or audit committees or committees performing similar functions nor does our Company have a written nominating, compensation or audit committee charter. Our sole Director believes that it is not necessary to have such committees, at this time, because he can adequately perform the functions of such committees.

Our Company does not have any defined policy or procedural requirements for shareholders to submit recommendations or nominations for Directors. The sole Director believes that, given the stage of our development, a specific nominating policy would be premature and of little assistance until our business operations develop to a more advanced level. Our Company does not currently have any specific or minimum criteria for the election of nominees to the Board of Directors and we do not have any specific process or procedure for evaluating such nominees. The Board of Directors will assess all candidates, whether submitted by management or shareholders, and make recommendations for election or appointment.

A shareholder who wishes to communicate with our Board of Directors may do so by directing a written request addressed to our President and Director, at the address appearing on the first page of this filing.

Risk Oversight

Effective risk oversight is an important priority of the Company. Because risks are considered in virtually every business decision, the Director’s approach to risk oversight includes understanding the critical risks in the Company’s business and strategy, evaluating the Company’s risk management processes, allocating responsibilities for risk oversight among the future full Board of Directors, and fostering an appropriate culture of integrity and compliance with legal responsibilities.

23

Corporate Governance

The Company promotes accountability for adherence to honest and ethical conduct; endeavors to provide full, fair, accurate, timely and understandable disclosure in reports and documents that the Company files with the SEC and in other public communications made by the Company; and strives to be compliant with applicable governmental laws, rules and regulations. The Company has not formally adopted a written code of business conduct and ethics that governs the Company’s employees, officers and Directors as the Company is not required to do so.

In lieu of an Audit Committee, the Company’s sole Director is responsible for reviewing and making recommendations concerning the selection of outside auditors, reviewing the scope, results and effectiveness of the annual audit of the Company’s financial statements and other services provided by the Company’s independent public accountants. The Company’s sole Director reviews the Company’s internal accounting controls, practices and policies.

Code of Ethics

The Company has not adopted a code of ethics. We anticipate that we will adopt a code of ethics when we increase either the number of our Directors or the number of our employees.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act may require our executive officers and Directors, and persons who own more than ten percent of our common stock to file reports of ownership and change in ownership with the SEC and the exchange on which the common stock is listed for trading. Executive officers, Directors and more than ten percent (10%) stockholders are required by regulations promulgated under the Exchange Act to furnish us with copies of all Section 16(a) reports filed. Based solely on our review of copies of the Section 16(a) reports filed for the fiscal year ended December 31, 2020, we believe that our executive officers, Directors and ten percent (10%) stockholders complied with all reporting requirements applicable to them.

Director Compensation

On April 29, 2019, CannAssist International Corp. (the “Company”) entered into a Technology License Agreement with Mark Palumbo (“Licensor”) whereby the Licensor granted to the Company an exclusive worldwide license (the “License”) to use, market, promote and distribute certain technology related to a provisional patent application for a “Process for creating Carbohydrate Complexes with Cannabinoids and other Hydrophobic Molecules in large scale,” related patent applications, related trade-secrets and associated knowhow, including methods, techniques, specifications, procedures, information, systems, knowledge and business processes required to practice and carry on business in the field of data collection, security and management (the “Technology”). The initial term of the License is 5-years (the “Initial Term”) and shall automatically be renewed for successive 1-year terms (each, a “Renewal Term”) unless the Company elects to terminate the License by giving 30 days’ written notice prior to commencement of a Renewal Term. In exchange for the License of the Technology, the Company issued to the Licensor 5,000,000 restricted shares of its common stock, valued at par value per share, at the effective date of the agreement and shall issue to the Licensor an additional 1,000,000 shares restricted shares of its common stock, valued at par value per share, at the commencement of each Renewal Term. Mark Palumbo, the Licensor of the Technology, is also an officer and director of the Company.

Notwithstanding the foregoing, our sole Director does not currently receive any consideration for his services as a Director. The Company reserves the right in the future to award future members of the Board of Directors cash or stock-based consideration for their services to the Company, which awards, if granted shall be in the sole determination of the Board of Directors.

Executive Compensation Philosophy

Our sole Director determines the compensation given to our executive officers in his sole determination. Our sole Director also reserves the right to pay our executives a salary, and/or issue them shares of common stock issued in consideration for services rendered and/or to award incentive bonuses which are linked to our performance, as well as to the individual executive officer’s performance. This package may also include long-term stock-based compensation to certain executives, which is intended to align the performance of our executives with our long-term business strategies. Additionally, our sole Director reserves the right to grant stock options in the future, if he, in his sole determination, believes such grants would be in the best interests of the Company.

Incentive Bonus

The Board of Directors may grant incentive bonuses to our executive officers in its sole discretion, if the Board of Directors believes such bonuses are in the Company’s best interest, after analyzing our current business objectives and growth, if any, and the amount of revenue we are able to generate each month, which revenue is a direct result of the actions and ability of such executives.

24

Long-term, Stock Based Compensation

In order to attract, retain and motivate executive talent necessary to support the Company’s long-term business strategy we may award certain executives with long-term, stock-based compensation in the future, in the sole discretion of our sole Director, which we do not currently have any immediate plans to award.

ITEM 12. SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS.

The following table sets forth information as of the date of this prospectus regarding the beneficial ownership of the Company’s common stock by each of its executive officers and directors, individually and as a group and by each person who beneficially owns in excess of five percent of the common stock after giving effect to any exercise of warrants or options held by that person.

COMMON STOCK

	Common Shares	Percentage
	Owned	Of Class(1)

Mark Palumbo (2)(3)	9,800,000	52.19%
Chief Executive Officer, Secretary, Treasurer and Director

Marla Palumbo (3)(4)	1,200,000	6.39%
President

(1)	Based on 18,775,000 common stock shares issued and outstanding as of December 31, 2020.

(2)	Consists of 3,000,000 shares initially owned in the Company as a result of the change in control, 1,800,000 shares received in exchange for membership interests in Xceptor, LLC pursuant to the Acquisition and 5,000,000 shares in connection with a License Agreement by and between the Company and Mr. Palumbo.

(3)	This individual’s address is 855 South Mission Avenue, Suite #K400, Fallbrook, CA 92028.

(4)	Consists of 1,200,000 shares received in exchange for membership interests in Xceptor, LLC pursuant to the Acquisition.

SERIES A PREFERRED STOCK

	Series A Preferred Shares Owned	Percentage of Class (1)
Mark Palumbo (2)(3)	1,000	100%
Chief Executive Officer, Secretary, Treasurer and Director

(1)	Based on 1,000 Series A Preferred Stock shares outstanding.

(2)	Consists of 1,000 shares of Series A Preferred Stock, purchased at par value, which, voting together as a class, have the right to vote 60% of the Company’s voting shares on any and all shareholder matters (the “Majority Voting Rights”). Additionally, the Company shall not adopt any amendments to the Company’s Bylaws, Articles of Incorporation, as amended, make any changes to the Certificate of Designations establishing the Series A Preferred Stock, or effect any reclassification of the Series A Preferred Stock, without the affirmative vote of at least a majority of the outstanding shares of Series A Preferred Stock. However, the Company may, by any means authorized by law and without any vote of the holders of shares of Series A Preferred Stock, make technical, corrective, administrative or similar changes to such Certificate of Designations that do not, individually or in the aggregate, adversely affect the rights or preferences of the holders of shares of Series A Preferred Stock. Other than the Majority Voting Rights, the Series A Preferred Stock does not have any other dividend, liquidation, conversion, or redemption rights, whatsoever.

(3)	Mr. Palumbo’s address is 855 South Mission Avenue, Suite #K400, Fallbrook, CA 92028.

25

ITEM 13. CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS, DIRECTOR INDEPENDENCE.

Transactions with Related Persons

Marla Palumbo has advanced the Company a limited amount of funds to cover some general operating expenses and travel costs. These advances are unsecured, due on demand and non-interest bearing. As of December 31, 2020 and 2019, the balance due to Ms. Palumbo for cash advances is $23,443 and $9,498, respectively. Ms. Palumbo is the President of the Company and wife of the CEO, Mark Palumbo.

During the years ended December 31, 2020 and 2019, the Company paid sales commissions of $12,900 and $25,562, respectively, to EME Ltd., which is an entity controlled by affiliates of the Company.

During the years ended December 31, 2020 and 2019, respectively, the Company incurred $0 and $6,400 of expense for Matthew Palumbo for product design services. Matthew Palumbo is the son of Mark Palumbo, CEO.

On April 29, 2019, the Company entered into a Technology License Agreement with Mark Palumbo, an officer and director of the Company (“Licensor”), whereby the Licensor granted to the Company an exclusive worldwide license (the “License”) to use, market, promote and distribute certain technology related to a provisional patent application for a “Process for creating Carbohydrate Complexes with Cannabinoids and other Hydrophobic Molecules in large scale,” related patent applications, related trade-secrets and associated knowhow, including methods, techniques, specifications, procedures, information, systems, knowledge and business processes required to practice and carry on business in the field of data collection, security and management (the “Technology”). The initial term of the License is 5-years (the “Initial Term”) and shall automatically be renewed for successive 1-year terms (each, a “Renewal Term”) unless the Company elects to terminate the License by giving 30 days’ written notice prior to commencement of a Renewal Term. In exchange for the License of the Technology, the Company shall issue to the Licensor 5,000,000 restricted shares of its common stock, valued at par value per share, at the effective date of the agreement, and shall issue to the Licensor an additional 1,000,000 restricted shares of its common stock, valued at par value per share, at the commencement of each Renewal Term.

On March 30, 2020, the Company issued 1,000 shares of its Series A Preferred Stock to Mark Palumbo, an officer and director of the Company. Based on the rights of the designation the shares of preferred stock were value at 60% of the value of the total common stock outstanding. The shares of common stock have a current fair value of $0.25 per shares resulting in total non-cash expense of $2,765,250.

Our officers and director are now and may in the future become a stockholder, officer or director of other companies that may be engaged in business activities similar to those conducted by us. Accordingly, direct conflicts of interest may arise in the future with respect to such individuals acting on our behalf or other entities. Moreover, additional conflicts of interest may arise with respect to opportunities which come to the attention of such individual in the performance of his duties or otherwise. Although we do not currently have a right of first refusal pertaining to opportunities that come to management’s attention insofar as such opportunities may relate to our business operations, we have established a conflict of interest policy intended to ensure timely disclosure and avoidance of activities and relationships that conflict with the interests of the Company.

Our officers and director are subject to the restriction that all opportunities contemplated by our business plan which come to their attention, either in the performance of their duties or in any other manner, will be considered opportunities of, and be made available to our Company. A breach of this requirement will be a breach of the fiduciary duties of the officer or director.

All future affiliated transactions will be made or entered into on terms that are no less favorable to us than those that can be obtained from any unaffiliated third party. To the extent possible, a majority of the independent, disinterested members of our board of directors will approve future affiliated transactions.

Review, Approval and Ratification of Related Party Transactions

Given our small size and limited financial resources, we have not adopted formal policies and procedures for the review, approval or ratification of transactions, such as those described above, with our executive officers, Directors and significant stockholders. However, all of the transactions described above were approved and ratified by our Board of Directors. In connection with the approval of the transactions described above, our Board of Directors, took into account several factors, including their fiduciary duties to the Company; the relationships of the related parties described above to the Company; the material facts underlying each transaction; the anticipated benefits to the Company and related costs associated with such benefits; whether comparable products or services were available; and the terms the Company could receive from an unrelated third party.

26

We intend to establish formal policies and procedures in the future, once we have sufficient resources and have appointed additional Directors, so that such transactions will be subject to the review, approval or ratification of our Board of Directors, or an appropriate committee thereof. With regard to any future related party transaction, we plan to fully disclose any and all related party transactions in the following manner:

●	Disclosing such transactions in reports where required;

●	Disclosing in any and all filings with the SEC, where required;

●	Obtaining disinterested directors consent; and

●	Obtaining shareholder consent where required.

Director Independence

Quotations for the Company’s common stock are entered on the Over-the-Counter Bulletin Board inter-dealer quotation system, which does not have director independence requirements. For purposes of determining director independence, the Company applied the definitions set out in NASDAQ Rule 4200(a)(15). Under NASDAQ Rule 4200(a)(15), a director is not considered to be independent if he or she is also an executive officer or employee of the corporation. As a result, the Company does not have any independent directors. Our sole director, Mark Palumbo, is also an executive officer of the Company.

ITEM 14. PRINCIPAL ACCOUNTING FEES AND SERVICES.

Audit Fees

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of our annual financial statement and review of financial statements included in our 10-Q reports and services normally provided by the accountant in connection with statutory and regulatory filings or engagements were $35,000 for fiscal year ended December 31, 2020, and $35,000 for fiscal year ended December 31, 2019.

Audit-Related Fees

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit or review of our financial statements that are not reported above were nil for fiscal years ended December 31, 2020 and 2019, respectively.

Tax Fees

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were nil for fiscal years ended December 31, 2020 and 2019, respectively.

All Other Fees

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported above were nil for fiscal years ended December 31, 2020 and 2019, respectively.

Audit Committee

As of the date of this Annual Report, the Company did not have a standing audit committee serving, and as a result our board of directors performs the duties of an audit committee. Our board of directors will evaluate and approve in advance, the scope and cost of the engagement of an auditor before the auditor renders audit and non-audit services. We do not rely on pre-approval policies and procedures.

27

PART IV

ITEM 15. EXHIBITS, FINANCIAL STATEMENT SCHEDULES.

(a)	Financial Statements Index

The following financial statements are filed with this report:

Report of Independent Registered Public Accounting Firm

Balance Sheets at December 31, 2020 and 2019

Statements of Operations for the years ended December 31, 2020 and December 31, 2019

Statements of Cash Flows for the years ended December 31, 2020 and December 31, 2019

Statements of Changes in Stockholders’ Equity (Deficit) for the years ended December 31, 2020 and 2019

Notes to Financial Statements

EXHIBITS

2.1	Agreement and Plan of Reorganization between CannAssist International Corp. and Xceptor LLC (previously filed on Form 8-K on July 13, 2018 as the same exhibit number as the exhibit number listed here, and incorporated herein by this reference.)

3.1	Certificate of Incorporation (previously filed on Form 10-12G on January 18, 2017 as the same exhibit number as the exhibit number listed here, and incorporated herein by this reference.)

3.2	By-laws (previously filed on Form 10-12G on January 18, 2017 as the same exhibit number as the exhibit number listed here, and incorporated herein by this reference.)

3.3	Amendment to Certificate of Incorporation (previously filed on Form S-1 on October 22, 2018 as the same exhibit number as the exhibit number listed here, and incorporated herein by this reference.)

3.4	Series A Certificate of Designation filed with the Secretary of State of Delaware on May 6, 2019 (filed on Form 8-K on March 30, 2020) as Exhibit 3.4)

10.1	Technology License Agreement between CannAssist International Corp. and Mark Palumbo (previously filed on Form 8-K on May 15, 2019 as the same exhibit number as the exhibit number listed here, and incorporated herein by this reference.)

21.1	List of Subsidiaries (previously filed on Form S-1 on February 15, 2019 as the same exhibit number as the exhibit number listed here, and incorporated herein by this reference.)

31.1*	Rule 15d-14(a) Certification by Principal Executive Officer and Principal Financial Officer

32.1*	Section 1350 Certification of Principal Executive Officer and Principal Financial Officer

*	Filed herewith.

28

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned in Fallbrook, CA, thereunto duly authorized, on March 29, 2021.

CANNASSIST INTERNATIONAL CORP.

By:	/s/ Mark Palumbo
Title: Chief Executive Officer (Principal Executive Officer)

By:	/s/ Mark Palumbo
Title: Chief Financial Officer (Principal Financial Officer)

By:	/s/ Mark Palumbo
Title: Chief Financial Officer (Principal Accounting Officer)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on March 29, 2021.

By:	/s/ Mark Palumbo
Title:	Chief Executive Officer (Principal Executive Officer)

By:	/s/ Mark Palumbo
Title:	Treasurer (Principal Financial Officer)

By:	/s/ Mark Palumbo
Title:	Treasurer (Principal Accounting Officer)

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons, constituting all of the members of the board of directors, in the capacities and on the dates indicated.

Signature	Capacity	Date

/s/ Mark Palumbo	Director	March 29, 2021

SUPPLEMENTAL INFORMATION TO BE FURNISHED WITH REPORTS FILED PURSUANT TO SECTION 15(d) OF THE ACT BY REGISTRANTS WHICH HAVE NOT REGISTERED SECURITIES PURSUANT TO SECTION 12 OF THE ACT

We will furnish to the Securities and Exchange Commission, at the same time that it is sent to stockholders, any proxy or information statement that we send to our stockholders in connection with any annual stockholders’ meeting.

29

FINANCIAL STATEMENTS

30

Report of Independent Registered Public Accounting Firm

To the shareholders and the board of directors of CannAssist International Corp.

Opinion on the Financial Statements

We have audited the accompanying balance sheets of CannAssist International Corp. (the "Company") as of December 31, 2020 and 2019, the related statements of operations, stockholders' equity (deficit), and cash flows for the years then ended, and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2020 and 2019, and the results of its operations and its cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States.

Basis for Opinion

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Company's financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

Substantial Doubt about the Company’s Ability to Continue as a Going Concern

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 3 to the financial statements, the Company’s significant operating losses raise substantial doubt about its ability to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ BF Borgers CPA PC

BF Borgers CPA PC

We have served as the Company's auditor since 2018

Lakewood, CO

March 29, 2021

F-1

CannAssist International Corp.

Balance Sheets

	December 31, 2020	December 31, 2019
ASSETS
Current assets:
Cash	$175,497	$80,021
Accounts receivable	119	1,135
Prepaid expenses	2,426	4,145
Other asset	-	1,567
Inventory	79,432	50,592

Total assets	$257,474	$137,460

LIABILITIES AND STOCKHOLDERS’ DEFICIT
Current liabilities:
Accounts payable and accruals	$252,310	$124,796
Accounts payable – related party	20,370	9,857
Convertible notes payable, net of debt discount of $15,000	28,350	-
Customer deposits	-	54,660
Due to a related party	23,443	9,498
Loans payable	11,000	1,000
Total current liabilities	335,473	199,811

Commitments and contingencies	-	-

Stockholders’ Deficit:
Preferred stock, $0.0001 par value 20,000,000 shares authorized; 1,000 Series A Preferred Stock issued and outstanding	-	-
Common Stock, $0.0001 par value, 100,000,000 shares authorized; 18,775,000 issued and outstanding	1,878	1,844
Additional paid in capital	3,253,525	358,317
Accumulated deficit	(3,333,402)	(422,512)
Total Stockholders’ deficit	(77,999)	(62,351)

Total Liabilities and Stockholders’ Deficit	$257,474	$137,460

The accompanying notes are an integral part of these financial statements.

F-2

CannAssist International Corp.

Statements of Operations

	For the Years Ended December 31,
	2020	2019
Revenue	$1,137,865	$686,400
Cost of revenue	766,763	461,606
Gross margin	371,102	224,794

Operating expenses:
General and administrative	301,367	267,895
General and administrative– related party	-	158,500
Commissions – related party	12,900	25,562
Professional fees	187,575	211,192
Preferred stock issued for change of control	2,765,250	-
Total operating expenses	3,267,092	663,149

Loss from operations	(2,895,990)	(438,355)

Other expense:
Interest expense	(14,900)	(4,451)
Total other expense	(14,900)	(4,451)

Loss before provision for income taxes	(2,910,890)	(442,806)
Provision for income taxes	-	-

Net loss	$(2,910,890)	$(442,806)

Loss per share, basic and diluted	$(0.16)	$(0.02)
Weighted average shares outstanding, basic and diluted	18,460,836	17,773,836

The accompanying notes are an integral part of these financial statements.

F-3

CannAssist International Corp.

Statements of Changes in Stockholders’ Deficit

For the Years Ended December 31, 2019 and 2020

					Additional	Stock		Total
	Preferred Stock		Common Stock		Paid-in	Subscription	Retained	Stockholders'
	Shares	Amount	Shares	Amount	Capital	Receivable	Earnings	Deficit
Balance, December 31, 2018	-	$-	12,410,000	$1,241	$13,920	$(30)	$20,294	$35,425
Common stock issued for cash	-	-	850,000	85	149,915	30	-	150,030
Common stock issued for license agreement – related party	-	-	5,000,000	500	149,500	-	-	150,000
Common stock issued for services	-	-	175,000	18	43,732	-	-	43,750
Contributed capital	-	-	-	-	1,250	-	-	1,250
Net loss	-	-	-	-	-	-	(442,806)	(442,806)
Balance, December 31, 2019	-	-	18,435,000	1,844	358,317	-	(422,512)	(62,351)
Preferred stock issued for change of control	1,000	-	-	-	2,765,250	-	-	2,765,250
Common stock issued for services	-	-	280,000	28	69,972	-	-	70,000
Common stock issued for debt conversion	-	-	60,000	6	14,994	-	-	15,000
Beneficial conversion feature	-	-	-	-	20,000	-	-	20,000
Warrants issued	-	-	-	-	24,992	-	-	24,992
Net loss	-	-	-	-	-	-	(2,910,890)	(2,910,890)
Balance, December 31, 2020	1,000	$-	18,775,000	$1,878	$3,253,525	$-	$(3,333,402)	$(77,999)

The accompanying notes are an integral part of these financial statements.

F-4

CannAssist International Corp.

Statements of Cash Flows

	For the Years Ended December 31,
	2020	2019
Cash flows from operating activities:
Net loss	$(2,910,890)	$(442,806)
Adjustments to reconcile net loss to net cash used in operating activities:
Preferred stock issued for change of control	2,765,250	-
Warrant expense	24,992	-
Debt discount	3,852	-
Common stock issued for licensing expense – related party	-	150,000
Common stock issued for services	70,000	43,750
Changes in Operating Assets and Liabilities:
Accounts receivable	1,016	55,024
Inventory	(28,840)	(30,828)
Prepaid expenses and other assets	3,286	56,462
Accounts payable and accrued liabilities	138,026	33,966
Customer deposits	(54,660)	(5,011)
Net cash provided (used) by operating activities	12,032	(139,443)

Cash flows from Investing activities:	-	-

Cash flows from Financing activities:
Proceeds from loans - related party	19,454	12,450
Repayment of related party loans	(5,510)	(11,617)
Proceeds from loans payable	10,000	-
Proceeds from convertible loans payable	59,500	-
Proceeds from sale of common stock	-	150,030
Contributes capital	-	1,250
Net cash provided by financing activities	83,444	152,113

Net increase in cash	95,476	12,670
Cash, beginning of year	80,021	67,351
Cash, end of year	$175,497	$80,021

Cash Paid For:
Cash paid for interest	$-	$-
Cash paid for taxes	$-	$-

Supplemental Disclosure of Cash Flow Information:
Conversion of debt	$15,000	$-

The accompanying notes are an integral part of these financial statements.

F-5

CANNASSIST INTERNATIONAL CORP.

NOTES TO FINANCIAL STATEMENTS

December 31, 2020

NOTE 1 - DESCRIPTION OF BUSINESS AND HISTORY

Description of business

CannAssist International Corp. (the “Company” or “CannAssist”) was incorporated on May 17, 2017 under the laws of the state of Delaware under the name Iris Grove Acquisition Corporation to engage in any lawful corporate undertaking, including, but not limited to, selected mergers and acquisitions. On May 23, 2018 the Company changed its name to CannAssist International Corporation.

On June 18, 2018, the Company cancelled all 20,000,000 shares of its issued and outstanding stock and issued 3,000,000 shares of common stock pursuant to Section 4(a)(2) of the Securities Act of 1933 at par representing 100% of the total outstanding common stock at the time. With the issuance of the stock and the redemption of the 20,000,000 shares of stock, the Company effected a change in its control and the new majority shareholder was elected as the new management of the Company.

On July 12, 2018, the “Company, entered into a share exchange acquisition agreement with Xceptor LLC, a private company organized under the laws of Wyoming (“Xceptor”). The Acquisition was effected by the Company through the exchange of all the outstanding membership interests of Xceptor for 3,000,000 shares of common stock of the Company, valued at $0.0001 per share. At the time of the Acquisition, there was one shareholder of the Company who was also a shareholder and manager of Xceptor. Xceptor has become a wholly owned subsidiary of the Company and the Company has taken over its operations and business plan. Prior to the Acquisition, the Company had no ongoing business or operations. Since the Company and Xceptor were entities under common control prior to the Acquisition, the transaction is accounted for as a restructuring transaction. The Company has recast prior period financial statements to reflect the conveyance of Xceptor’s common shares as if the restructuring transaction had occurred as of the earliest date of the financial statements.

CannAssist produces and sells products formulated using its cannabidiol ("CBD") product, “Cibidinol,” which is formulated based on a process developed by its founder Mark Palumbo. CBD is a non-psychoactive compound found in hemp. CannAssist’s initial research and development work, aimed at enhancing the bioavailability of desired molecular structures, resulted in the creation of a line of CBD products, most notably its CBD product, Cibidinol. Cibidinol will be available in a line of consumable and topical products that the Company believes will make enhanced CBD products more available and accessible to consumers.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The Company’s financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Concentrations of Credit Risk

We maintain our cash in bank deposit accounts, the balances of which at times may exceed federally insured limits. We continually monitor our banking relationships and consequently have not experienced any losses in our accounts. We believe we are not exposed to any significant credit risk on cash.

Cash equivalents

The Company considers all highly liquid investments with a maturity of three months or less when purchased to be cash equivalents. There were no cash equivalents for the year ended December 31, 2020 or 201 The Company had cash and cash equivalents of $175,497 and $80,021 at December 31, 2020 or 2019, respectively.

F-6

CANNASSIST INTERNATIONAL CORP.

NOTES TO FINANCIAL STATEMENTS

December 31, 2020

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Accounts Receivable

Revenues that have been recognized but not yet received are recorded as accounts receivable. Losses on receivables will be recognized when it is more likely than not that a receivable will not be collected. An allowance for estimated uncollectible amounts will be recognized to reduce the amount of receivables to its net realizable value when needed. The allowance for uncollectible amounts is evaluated quarterly.

Revenue Recognition

Revenue is recognized when a customer obtains control of promised goods or services and is recognized in an amount that reflects the consideration that an entity expects to receive in exchange for those goods or services. In addition, the standard requires disclosure of the nature, amount, timing, and uncertainty of revenue and cash flows arising from contracts with customers. The amount of revenue that is recorded reflects the consideration that the Company expects to receive in exchange for those goods. The Company applies the following five-step model in order to determine this amount: (i) identification of the promised goods in the contract; (ii) determination of whether the promised goods are performance obligations, including whether they are distinct in the context of the contract; (iii) measurement of the transaction price, including the constraint on variable consideration; (iv) allocation of the transaction price to the performance obligations; and (v) recognition of revenue when (or as) the Company satisfies each performance obligation.

The Company only applies the five-step model to contracts when it is probable that the entity will collect the consideration it is entitled to in exchange for the goods or services it transfers to the customer. Once a contract is determined to be within the scope of ASC 606 at contract inception, the Company reviews the contract to determine which performance obligations the Company must deliver and which of these performance obligations are distinct. The Company recognizes as revenues the amount of the transaction price that is allocated to the respective performance obligation when the performance obligation is satisfied or as it is satisfied. Generally, the Company's performance obligations are transferred to customers at a point in time, typically upon delivery.

The Company recognizes revenue when product is shipped. The Company will often receive payment and/or pay for the cost of goods prior to shipping. When this occurs, the result is both a prepaid for the supplies to be used in their product and a customer deposit. As of December 31, 2019, the Company has both a prepaid expense of $4,145 and customer deposits of $54,660, for orders to be shipped in Q1, 2020.

Cost of Sales

Cost of sales is determined on the basis of the cost of production or the purchase of goods, adjusted for the variation of inventory Cost of sale is recognized as the direct cost of products or services sold during the period.

Fair value of financial instruments

The Company follows paragraph 825-10-50-10 of the FASB Accounting Standards Codification for disclosures about fair value of its financial instruments and paragraph 820-10-35-37 of the FASB Accounting Standards Codification (“Paragraph 820-10-35-37”) to measure the fair value of its financial instruments. Paragraph 820-10-35-37 establishes a framework for measuring fair value in accounting principles generally accepted in the United States of America (U.S. GAAP), and expands disclosures about fair value measurements.  To increase consistency and comparability in fair value measurements and related disclosures, Paragraph 820-10-35-37 establishes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three (3) broad levels.  The fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities and the lowest priority to unobservable inputs. The three (3) levels of fair value hierarchy defined by Paragraph 820-10-35-37 are described below:

Level 1:	Quoted market prices available in active markets for identical assets or liabilities as of the reporting date.
Level 2:	Pricing inputs other than quoted prices in active markets included in Level 1, which are either directly or indirectly observable as of the reporting date.
Level 3:	Pricing inputs that are generally unobservable inputs and not corroborated by market data.

The carrying amount of the Company’s financial assets and liabilities, such as cash, prepaid expenses and accrued expenses approximate their fair value because of the short maturity of those instruments.  The Company’s notes payable approximates the fair value of such instruments based upon management’s best estimate of interest rates that would be available to the Company for similar financial arrangements at December 31, 2020 or 2019.

F-7

CANNASSIST INTERNATIONAL CORP.

NOTES TO FINANCIAL STATEMENTS

December 31, 2020

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Income taxes

The Company follows Section 740-10-30 of the FASB Accounting Standards Codification, which requires recognition of deferred tax assets and liabilities for the expected future tax consequences of events that have been included in the financial statements or tax returns. Under this method, deferred tax assets and liabilities are based on the differences between the financial statement and tax bases of assets and liabilities using enacted tax rates in effect for the fiscal year in which the differences are expected to reverse. Deferred tax assets are reduced by a valuation allowance to the extent management concludes it is more likely than not that the assets will not be realized. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the fiscal years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in the Statements of Income in the period that includes the enactment date.

The Company adopted section 740-10-25 of the FASB Accounting Standards Codification (“Section 740-10-25”) with regards to uncertainty income taxes.  Section 740-10-25 addresses the determination of whether tax benefits claimed or expected to be claimed on a tax return should be recorded in the financial statements.  Under Section 740-10-25, the Company may recognize the tax benefit from an uncertain tax position only if it is more likely than not that the tax position will be sustained on examination by the taxing authorities, based on the technical merits of the position.  The tax benefits recognized in the financial statements from such a position should be measured based on the largest benefit that has a greater than fifty percent (50%) likelihood of being realized upon ultimate settlement. Section 740-10-25 also provides guidance on de-recognition, classification, interest and penalties on income taxes, accounting in interim periods and requires increased disclosures.  The Company had no material adjustments to its liabilities for unrecognized income tax benefits according to the provisions of Section 740-10-25.

Stock-based Compensation

We account for equity-based transactions with nonemployees under the provisions of ASU 2018-07, Improvements to non-employees share based accounting (Topic 718). ASU 2018-07 establishes that equity-based payment transactions with nonemployees indicates that the measurement objective for equity instruments awarded to employees is to estimate at the grant date the fair value of the equity instruments the entity is obligated to issue when employees have rendered the requisite service and satisfied any other conditions necessary to earn the right to benefit from the instruments. The Topic also states that observable market prices of identical or similar equity or liability instruments in active markets are the best evidence of fair value and, if available, should be used as the basis for the measurement for equity and liability instruments awarded in a share-based payment transaction with employees. However, if observable market prices of identical or similar equity or liability instruments are not available, the fair value shall be estimated by using a valuation technique or model that complies with the measurement objective, as described in FASB ASC Topic 718.

Net income (loss) per common share

Net income (loss) per common share is computed pursuant to section 260-10-45 of the FASB Accounting Standards Codification.  Basic net income (loss) per common share is computed by dividing net income (loss) by the weighted average number of shares of common stock outstanding during the period.  Diluted net income (loss) per common share is computed by dividing net income (loss) by the weighted average number of shares of common stock and potentially outstanding shares of common stock during the period.  The weighted average number of common shares outstanding and potentially outstanding common shares assumes that the Company incorporated as of the beginning of the first period presented. The Company has no dilutive shares as of December 31, 2020 and 2019.

Recently issued accounting pronouncements

In November 2019, the FASB issued ASU 2019-10, Financial Instruments—Credit Losses (Topic 326), Derivative and Hedging (Topic 815, and Leases (Topic 841). This new guidance will be effective for annual reporting periods beginning after January 1, 2023, including interim periods within those annual reporting periods. While the Company is continuing to assess the potential impacts of ASU 2019-10, it does not expect ASU 2019-10 to have a material effect on its financial statements. The Company has adopted this accounting standard update with no material impact to the financial statements.

The Company has implemented all new accounting pronouncements that are in effect.  These pronouncements did not have any material impact on the financial statements unless otherwise disclosed, and the Company does not believe that there are any other new accounting pronouncements that have been issued that might have a material impact on its financial position or results of operations.

F-8

CANNASSIST INTERNATIONAL CORP.

NOTES TO FINANCIAL STATEMENTS

December 31, 2020

NOTE 3 - GOING CONCERN

The accompanying financial statements have been prepared on a going concern basis, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. The Company has generated revenues of $1,137,865 during the year ended December 31, 2020 and had a net loss of $2,910,890 for year ended December 31, 2020, which consisted of a $2,765,250 non-cash expense for the issuance of preferred stock and $94,992 for other stock-based compensation. The Company has an accumulated deficit of $3,333,402 as of December 31, 2020. The Company requires capital for its contemplated operational and marketing activities. The obtainment of additional financing, through an initial capital raise, the successful development of the Company’s contemplated plan of operations, and its transition to the attainment of continued profitable operations are necessary for the Company to continue operations. Management anticipates a total capital raise of $900,000 over the course of the following four consecutive quarters in connection with its Regulation A offering; provided, however, that the Company will require a minimum of $100,000 for the next 12 months to fund its operations, which will be used to fund expenses related to operations, office supplies, travel, salaries and other incidental expenses. There is no guarantee that the Company will be able to obtain the necessary financing or profitable operations. These conditions and the ability to successfully resolve these factors raise substantial doubt about the Company’s ability to continue as a going concern. The financial statements of the Company do not include any adjustments that may result from the outcome of these aforementioned uncertainties.

NOTE 4 – LOANS PAYABLE

On October 11, 2017, the Company received a $1,000 loan from a third party. The loan is unsecured, due on demand and non-interest bearing.

On June 29, 2020, the Company received a $10,000 loan from a third party. The loan is unsecured, due on demand and non-interest bearing.

NOTE 5 – CONVERTIBLE NOTES PAYABLE

On June 2, 2020, the Company issued a convertible note payable to a third party for $10,000. The note is unsecured, non-interest bearing and is due and payable in six months. If the loan is not repaid by the due date it can be converted into shares of common stock at $0.25 per share. In addition, the Company issued warrants to purchase 13,500 shares of common stock. The warrants have an exercise price of $0.50 and expire in five years. The note was fully converted to 40,000 shares of common stock as of December 31, 2020.

On June 12, 2020, the Company issued a convertible note payable to a third party for $5,000. The note is unsecured, non-interest bearing and is due and payable in six months. If the loan is not repaid by the due date it can be converted into shares of common stock at $0.25 per share. In addition, the Company issued warrants to purchase 6,667 shares of common stock. The warrants have an exercise price of $0.50 and expire in five years. The note was fully converted to 20,000 shares of common stock as of December 31, 2020.

During July and August 2020, the Company issued a convertible notes payable to third parties for a total of $14,500. The notes are all unsecured, non-interest bearing and due and payable in six months. If the loans are not repaid by the due date they can be converted into shares of common stock at $0.25 per share. In addition, the Company issued warrants to purchase 20,669 shares of common stock. The warrants have an exercise price of $0.50 and expire in five years. These notes are shown net of $1,150 of debt discount.

On November 19, 2020, the Company issued a convertible note payable to a third party for $30,000. The note is unsecured, bears interest at 10% and matures on May 13, 2021. If the loan is not repaid by the due date it can be converted into shares of common stock at $0.15 per share. The Company calculates a beneficial conversion feature on the loan of $20,000, recorded as a debt discount and credited to additional paid in capital. As of December 31, 2020, $5,000 of the discount has been amortized to interest expense.

NOTE 6 – RELATED PARTY TRANSACTIONS

Marla Palumbo has advanced the Company a limited amount of funds to cover some general operating expenses and travel costs. These advances are unsecured, due on demand and non-interest bearing. As of December 31, 2020 and 2019, the balance due to Ms. Palumbo for cash advances is $23,443 and $9,498, respectively. Ms. Palumbo is the President of the Company and wife of the CEO, Mark Palumbo.

F-9

CANNASSIST INTERNATIONAL CORP.

NOTES TO FINANCIAL STATEMENTS

December 31, 2020

NOTE 6 – RELATED PARTY TRANSACTIONS (CONTINUED)

During the years ended December 31, 2020 and 2019, the Company paid sales commissions of $12,900 and $25,562, respectively, to EME Ltd.

During the years ended December 31, 2020 and 2019, respectively, the Company incurred $0 and $6,400 of expense for Matthew Palumbo for product design services. Matthew Palumbo is the son of Mark Palumbo, CEO.

On April 29, 2019, the Company entered into a Technology License Agreement with Mark Palumbo (“Licensor”) whereby the Licensor granted to the Company an exclusive worldwide license (the “License”) to use, market, promote and distribute certain technology related to a provisional patent application for a “Process for creating Carbohydrate Complexes with Cannabinoids and other Hydrophobic Molecules in large scale,” related patent applications, related trade-secrets and associated knowhow, including methods, techniques, specifications, procedures, information, systems, knowledge and business processes required to practice and carry on business in the field of data collection, security and management (the “Technology”). The initial term of the License is 5-years (the “Initial Term”) and shall automatically be renewed for successive 1-year terms (each, a “Renewal Term”) unless the Company elects to terminate the License by giving 30 days’ written notice prior to commencement of a Renewal Term. In exchange for the License of the Technology, the Company shall issue to the Licensor 5,000,000 restricted shares of its common stock, valued at par value per share, at the effective date of the agreement, and shall issue to the Licensor an additional 1,000,000 restricted shares of its common stock, valued at par value per share, at the commencement of each Renewal Term.

On March 30, 2020, the Company issued 1,000 shares of its Series A Preferred Stock to Mark Palumbo, an officer and director of the Company. Based on the rights of the designation the shares of preferred stock were value at 60% of the value of the total common stock outstanding. The shares of common stock have a current fair value of $0.25 per shares resulting in total non-cash expense of $2,765,250.

NOTE 7 – COMMON STOCK

Pursuant to the terms of the licensing agreement with Mark Palumbo (Note 6) the Company issued 5,000,000 shares of common stock. The shares were valued at $0.03, the average price that common stock has recently been sold for, for total non-cash expense of $150,000.

During year ended December 31, 2019, the Company granted 175,000 shares of common stock for services. The shares were valued at $0.25 for total non-cash expense of $43,750.

During the year ended December 31, 2019, the Company sold 850,000 shares of common stock for total cash proceeds of $150,000.

During year ended December 31, 2020, the Company granted 280,000 shares of common stock for services. The shares were valued at $0.25 for total non-cash expense of $70,000.

During year ended December 31, 2020, note holders converted $15,000 for 60,000 shares of common stock.

NOTE 8 – PREFERRED STOCK

The Company has designated 1,000 shares of Series A Preferred Stock. The shares of Series A Preferred Stock have a par value of $0.0001 per share. The Series A Preferred Shares do not have a dividend rate or liquidation preference and are not convertible into shares of common stock. Series A Preferred Stock, voting together as a class, have the right to vote 60% of the Company’s voting shares on any and all shareholder matters (the “Majority Voting Rights”). Additionally, the Company shall not adopt any amendments to the Company’s Bylaws, Articles of Incorporation, as amended, make any changes to the Certificate of Designations establishing the Series A Preferred Stock, or effect any reclassification of the Series A Preferred Stock, without the affirmative vote of at least a majority of the outstanding shares of Series A Preferred Stock. However, the Company may, by any means authorized by law and without any vote of the holders of shares of Series A Preferred Stock, make technical, corrective, administrative or similar changes to such Certificate of Designations that do not, individually or in the aggregate, adversely affect the rights or preferences of the holders of shares of Series A Preferred Stock. Other than the Majority Voting Rights, the Series A Preferred Stock does not have any other dividend, liquidation, conversion, or redemption rights, whatsoever.

F-10

CANNASSIST INTERNATIONAL CORP.

NOTES TO FINANCIAL STATEMENTS

December 31, 2020

NOTE 9 – WARRANTS

On April 1, 2020, the Company entered into an agreement with an independent consultant pursuant to which the consultant shall be paid a cash monthly retainer of $5,000 a month and shall be issued 110,000 warrants to purchase shares of the common stock of the Company at an exercise price equal to $0.25 per share, subject to certain conditions regarding vesting. This agreement has a term of 12 months and shall be automatically renewed on a month to month basis unless terminated upon 30 days’ written notice.

The warrants were evaluated for purposes of classification between liability and equity. The warrants do not contain features that would require a liability classification and are therefore considered equity. The warrants were fair valued at $25,038. The expense is being amortized over the one-year term of the agreement. The Black Scholes pricing model was used to estimate the fair value of the Warrants issued with the following inputs:

Warrants	110,000
Share price	$0.25
Exercise Price	$0.25
Term	10 years
Volatility	103.5%
Risk Free Interest Rate	2.49%
Dividend rate	-

During the year ended December 31, 2020, the Company issued 40,836 warrants in conjunction with the issuance of convertible promissory notes (Note 5). The warrants have an exercise price of $0.50 and expire in five years. Using the fair value calculation, the relative fair value between the debt issued and the warrants was calculated to determine the warrants recorded equity amount of $6,212, accounted for in additional paid in capital.

The Black Scholes pricing model was used to estimate the fair value of the warrants issued with the following inputs:

Warrants	40,836
Share price	$0.25
Exercise Price	$0.25
Term	5 years
Volatility	103.5 – 111.89%
Risk Free Interest Rate	0.22 - 1.88%
Dividend rate	-

A summary of the status of the Company’s outstanding stock warrants and changes during the year is presented below:

Activity for year ended December 31, 2020 is as follows:

	Number of Warrants	Weighted Average Exercise Price	Weighted Average Remaining Contract Term	Aggregate Intrinsic Value
Outstanding at December 31, 2019	-	-	-
Granted	150,836	$0.25	7.97	$-
Expired	-	$-	-	$-
Exercised	-	$-	-	$-
Outstanding at December 31, 2020	150,836	$0.25	7.97	$-
Exercisable at December 31, 2020	91,000	$0.25	7.97	$-

Range of Exercise Prices	Number Outstanding 12/31/2020	Weighted Average Remaining Contractual Life	Weighted Average Exercise Price
$0.25	150,836	7.97 years	$0.25

F-11

CANNASSIST INTERNATIONAL CORP.

NOTES TO FINANCIAL STATEMENTS

December 31, 2020

NOTE 10 – INCOME TAXES

Deferred taxes are provided on a liability method whereby deferred tax assets are recognized for deductible temporary differences and operating loss and tax credit carry forwards and deferred tax liabilities are recognized for taxable temporary differences. Temporary differences are the differences between the reported amounts of assets and liabilities and their tax bases. Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion or all of the deferred tax assets will not be realized. The Company has evaluated Staff Accounting Bulletin No. 118 regarding the impact of the decreased tax rates of the Tax Cuts & Jobs Act. Deferred tax assets and liabilities are adjusted for the effects of changes in tax laws and rates on the date of enactment. The U.S. federal income tax rate of 21% is being used due to the new tax law recently enacted.

Net deferred tax assets consist of the following components as of December 31:

	2020	2019
Federal income tax benefit attributable to:
Current operations	$611,300	$93,000
Less: valuation allowance	(611,300)	(93,000)
Net provision for Federal income taxes	$-	$-

The income tax provision differs from the amount of income tax determined by applying the U.S. federal income tax rate to pretax income from continuing operations for the period ended December 31, due to the following:

	2020	2019
Deferred Tax Assets:
NOL Carryover	$700,000	$88,700
Less valuation allowance	(700,000)	(88,700)
Net deferred tax assets	$-	$-

Due to the change in ownership provisions of the Tax Reform Act of 1986, net operating loss carry forwards for Federal income tax reporting purposes are subject to annual limitations. Should a change in ownership occur, net operating loss carry forwards may be limited as to use in future years.

ASC Topic 740 provides guidance on the accounting for uncertainty in income taxes recognized in a company’s financial statements. Topic 740 requires a company to determine whether it is more likely than not that a tax position will be sustained upon examination based upon the technical merits of the position. If the more-likely-than-not threshold is met, a company must measure the tax position to determine the amount to recognize in the financial statements.

The Company includes interest and penalties arising from the underpayment of income taxes in the statements of operations in the provision for income taxes. As of December 31, 2020, the Company had no accrued interest or penalties related to uncertain tax positions.

F-12

CANNASSIST INTERNATIONAL CORP.

NOTES TO FINANCIAL STATEMENTS

December 31, 2020

NOTE 11 – SUBSEQUENT EVENTS

Subsequent to December 31, 2020, note holders converted a total of $14,500 of debt into 58,000 shares of common stock.

Subsequent to December 31, 2020, in connection with its qualified offering under Regulation A, the Company sold 2667 units to 1 investor at a price per unit of $0.75 per unit for aggregate proceeds of $2,000.25. Each unit is comprised of (i) 3 shares of the common stock of the Company and (ii) 1 warrant entitling the holder rights to purchase 1 share of the common stock of the Company at an exercise price equal to $0.50 for a period of 5 years from the date of issuance.

Subsequent to December 31, 2020, the Company entered into an agreement with an independent consultant pursuant to which the consultant was issued 75,000 restricted shares of the common stock of the Company for services, at a cost basis of $0.09 per share, subject to certain conditions regarding vesting.

In accordance with SFAS 165 (ASC 855-10) management has performed an evaluation of subsequent events through the date that the financial statements were available to be issued and has determined that it does not have any material subsequent events to disclose in these financial statements other than the foregoing.

F-13

EXHIBIT 31

CERTIFICATION PURSUANT TO SECTION 302

I, Mark Palumbo, certify that:

1.	I have reviewed the Annual Report on Form 10-K of CannAssist International Corp. for the year ended December 31, 2020.

2.	Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.	Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

4.	The registrant's other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) for the registrant and have:

a)	Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

b)	Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

c)	Evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluations; and

d)	Disclosed in this report any change in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal quarter (the registrant's fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting; and

5.	The registrant's other certifying officer(s) and I have disclosed, based on our most recent evaluation, to the registrant's auditors and the audit committee of registrant's board of directors (or persons performing the equivalent functions):

a)	All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize and report financial information; and

b)	Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal control over financial reporting.

Dated: March 29, 2021	/s/ Mark Palumbo
Chief Executive Officer (Principal Executive Officer)

F-14

EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of CannAssist International Corp. (the “Company”) for the year ending December 31, 2020, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned officers of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to his or her knowledge:

(1)       The report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)       The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: March 29, 2021	By: /s/	Mark Palumbo
Mark Palumbo
Chief Executive Officer (Principal Executive Officer)

Dated: March 29, 2021	By: /s/	Mark Palumbo
Mark Palumbo
Chief Financial Officer (Principal Financial Officer)

This certification accompanies each Report pursuant to § 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed filed by the Company for purposes of §18 of the Securities Exchange Act of 1934, as amended.

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

F-15